UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ---------

                            FRANKLIN CUSTODIAN FUNDS
                            ------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                ------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

[PHOTO]                                             MARCH 31, 2008

                                        Franklin DynaTech Fund

                                        Franklin Growth Fund

                                        Franklin Income Fund

                                        Franklin U.S. Government Securities Fund

                                        Franklin Utilities Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

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                      Franklin - Templeton - Mutual Series

Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks capital appreciation by investing substantially in equity securities of companies emphasizing scientific or technological development or that are in fast-growing industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This semiannual report for Franklin DynaTech Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A had a -12.16% cumulative total return for the six months under review. For the same period, the Fund performed better than its narrow benchmark, the NASDAQ 100 Index, which had a price-only return of -14.79%; and performed comparably with the broader Standard & Poor's 500 Index (S&P 500), which posted a -12.46% total return.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth fell to a 0.6% annualized rate in the fourth quarter largely due to decelerating inventory investment, exports and federal government spending. For the overall six-month period, however, a weaker U.S. dollar compared with many foreign currencies contributed to increased exports. First quarter 2008 GDP growth remained at a 0.6% estimated annualized rate due to the effects of the troubled housing market and subsequent credit market tightening.

1. Source: Standard & Poor's Micropal. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance. The indexes are unmanaged. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 51.

                                                           Semiannual Report | 3

PORTFOLIO BREAKDOWN

Franklin DynaTech Fund

Based on Total Net Assets as of 3/31/08

Software                                        11.7%
Biotechnology                                    9.6%
Semiconductors & Semiconductor Equipment         9.4%
Computers & Peripherals                          7.4%
Health Care Equipment & Supplies                 7.1%
Chemicals                                        6.2%
Communications Equipment                         6.1%
Pharmaceuticals                                  5.5%
Wireless Telecommunication Services              5.3%
Internet Software & Services                     5.3%
Energy Equipment & Services                      5.3%
IT Services                                      4.5%
Life Sciences Tools & Services                   3.7%
Other                                           10.3%
Short-Term Investments & Other Net Assets        2.6%

The unemployment rate increased from 4.7% at the beginning of the period to 5.1% in March 2008.2 Consumer confidence declined during the period, hitting a five-year low in March, amid rising mortgage and fuel costs, falling home prices and a weaker job market. Volatile oil prices reached a historical high in March, topping $110 per barrel, before retreating somewhat to $102 by period-end. For the 12 months ended March 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. (2)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 200 basis points so far in 2008. Overall, the federal funds target rate fell 250 basis points from 4.75% to 2.25%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.59% at the beginning of the period to 3.45% on March 31, 2008.

Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -10.64%, while the broader S&P 500 had a -12.46% return, and the technology-heavy NASDAQ Composite Index had a -15.32% return. (3) The consumer staples, materials and energy sectors performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

INVESTMENT STRATEGY

Based on our independent analysis of individual companies, we search for leading companies that we believe have a sustainable competitive advantage due to state-of-the-art and innovative products, technologies and business models. We consider such factors as a company's competitive positioning, patents, new products, market share, industry growth, recent operational execution and managerial strength. We use a conservative, bottom-up research process to buy and hold what we consider to be undervalued companies.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4 | Semiannual Report

MANAGER'S DISCUSSION

One of the most significant contributors to performance during the six months under review was biopharmaceutical company Gilead Sciences. The company's stock appreciated amid strong revenues and a promising drug development pipeline. Other major contributors to performance included global retail electronic payments network operator Visa, which had an initial public offering in March, and specialty chemicals company Sigma-Aldrich.

From a sector perspective, the materials sector, particularly the chemicals industry, contributed notably to performance for the reporting period. (4) In addition to the aforementioned Sigma-Aldrich, other chemicals companies that helped performance included Monsanto, Mosaic and Potash.

Fund holdings that declined in value and were among the Fund's major detractors included Internet search engine Google, computer technology firm NVIDIA and semiconductor provider Varian Semiconductor Equipment Associates. Google's shares suffered largely due to decelerating advertising revenue. NVIDIA's and Varian's share prices declined mainly due to expectations for slowing computer and semiconductor sales.

By sector, our information technology holdings hurt performance on an absolute basis during the period, largely due to the aforementioned Google, NVIDIA and Varian. (5) Other sector holdings that hindered results included Intel and Apple. The health care sector also weighed on the Fund's performance, in part due to veterinary services provider VCA Antech and analytical instruments manufacturer Waters, which reported disappointing earnings during the period.
(6)

4. The materials sector comprises chemicals, and metals and mining in the SOI.

5. The information technology sector comprises communications equipment, computers and peripherals, electronic equipment and instruments, Internet software and services, IT services, semiconductors and semiconductor equipment, and software in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, life sciences tools and services, and pharmaceuticals in the SOI.

TOP 10 HOLDINGS

Franklin DynaTech Fund
3/31/08

COMPANY                                                                                                    % OF TOTAL
SECTOR/INDUSTRY                                                                                            NET ASSETS
--------------------------------                                                                           ----------
Intel Corp.                                                                                                   4.5%
 Semiconductors & Semiconductor
 Equipment
Apple Inc.                                                                                                    4.4%
 Computers & Peripherals
Genentech Inc.                                                                                                3.8%
 Biotechnology
Visa Inc., A                                                                                                  3.6%
 IT Services
Google Inc., A                                                                                                3.3%
 Internet Software & Services
Hewlett-Packard Co.                                                                                           2.9%
 Computers & Peripherals
Gilead Sciences Inc.                                                                                          2.9%
 Biotechnology
Sigma-Aldrich Corp.                                                                                           2.8%
 Chemicals
Alcon Inc. (Switzerland)                                                                                      2.7%
 Health Care Equipment & Supplies
Schlumberger Ltd.                                                                                             2.4%
 Energy Equipment & Services

                                                           Semiannual Report | 5

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

[PHOTO OF RUPERT H. JOHNSON]

-s- Rupert H. Johnson
Rupert H. Johnson, Jr.

[PHOTO OF MATTHEW J. MOBERG]

-s- Matthew J. Moberg
Matthew J. Moberg, CPA

Portfolio Management Team
Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6 | Semiannual Report

Performance Summary as of 3/31/08

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKDNX)                        CHANGE    3/31/08   9/30/07
--------------------------------               -------   -------   -------
Net Asset Value (NAV)                          -$ 4.55   $ 27.78   $ 32.33
DISTRIBUTIONS (10/1/07 - 3/31/08)
Long-Term Capital Gain              $ 0.7062

CLASS B (SYMBOL: FDNBX)                        CHANGE    3/31/08   9/30/07
--------------------------------               -------   -------   -------
Net Asset Value (NAV)                          -$ 4.46   $ 26.32   $ 30.78
DISTRIBUTIONS (10/1/07 - 3/31/08)
Long-Term Capital Gain              $ 0.7062

CLASS C (SYMBOL: FDYNX)                        CHANGE    3/31/08   9/30/07
--------------------------------               -------   -------   -------
Net Asset Value (NAV)                          -$ 4.42   $ 26.04   $ 30.46
DISTRIBUTIONS (10/1/07 - 3/31/08)
Long-Term Capital Gain              $ 0.7062

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 5.75% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                  6-MONTH               1-YEAR      5-YEAR          10-YEAR
-------------------------------------    -------               ------      ------          -------
Cumulative Total Return (1)               -12.16%               +4.44%     +72.64%          +71.07%
Average Annual Total Return (2)           -17.21%               -1.57%     +10.23%           +4.89%
Value of $10,000 Investment (3)          $ 8,279               $9,843     $16,274          $16,124
  Total Annual Operating Expenses (4)                0.99%

CLASS B                                  6-MONTH               1-YEAR     5-YEAR      INCEPTION (2/1/00)
-------------------------------------    -------               ------     ------      ------------------
Cumulative Total Return (1)               -12.49%               +3.64%     +66.28%           -1.00%
Average Annual Total Return (2)           -15.91%               -0.36%     +10.44%           -0.12%
Value of $10,000 Investment (3)          $ 8,409               $9,964     $16,428          $ 9,900
  Total Annual Operating Expenses (4)                1.75%

                                                           Semiannual Report | 7

Class C                                  6-Month                1-Year    5-Year      10-Year
--------------------------------------   -------                ------    -------     -------
Cumulative Total Return (1)               -12.49%                 +3.64%   +66.29%     +58.66%
Average Annual Total Return (2)           -13.34%                 +2.64%   +10.71%      +4.72%
Value of $10,000 Investment (3)          $ 8,666                $10,264   $16,629     $15,866
   Total Annual Operating Expenses (4)               1.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

ENDNOTES

THE FUND'S INVESTMENTS IN FAST-GROWING INDUSTRIES, INCLUDING THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS (WHICH HAVE HISTORICALLY BEEN VOLATILE) COULD RESULT IN INCREASED PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT AND CHANGES IN GOVERNMENT REGULATION OF COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENTS. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH INVOLVES SPECIAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND MODEST MARKET SHARE. THE PRICES OF THESE SECURITIES CAN BE VOLATILE, ESPECIALLY OVER THE SHORT TERM, AND INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

8 | Semiannual Report

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                           Semiannual Report | 9

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                            BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
                                                              VALUE 10/1/07      VALUE 3/31/08     PERIOD* 10/1/07 - 3/31/08
                                                            -----------------    --------------    -------------------------
CLASS A
Actual                                                           $ 1,000          $   878.40                $ 4.56
Hypothetical (5% return before expenses)                         $ 1,000          $ 1,020.15                $ 4.90
CLASS B
Actual                                                           $ 1,000          $   875.10                $ 8.11
Hypothetical (5% return before expenses)                         $ 1,000          $ 1,016.35                $ 8.72
CLASS C
Actual                                                           $ 1,000          $   875.10                $ 8.11
Hypothetical (5% return before expenses)                         $ 1,000          $ 1,016.35                $ 8.72

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.97%; B: 1.73%; and C: 1.73%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

10 | Semiannual Report

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital apprecia-tion by investing substantially in equity securities of companies that are leaders in their industries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This semiannual report for Franklin Growth Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

Franklin Growth Fund - Class A had a -12.61% cumulative total return for the six months under review. The Fund performed comparably with its benchmark, the Standard & Poor's 500 Index (S&P 500), which returned -12.46% for the same period. (1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 14.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth fell to a 0.6% annualized rate in the fourth quarter largely due to decelerating inventory investment, exports and federal government spending. For the overall six-month period, however, a weaker U.S. dollar compared with many foreign currencies contributed to increased exports. First quarter 2008 GDP growth remained at a 0.6% estimated annualized rate due to the effects of the troubled housing market and subsequent credit market tightening.

The unemployment rate increased from 4.7% at the beginning of the period to 5.1% in March 2008. (2) Consumer confidence declined during the period, hitting a five-year low in March, amid rising mortgage and fuel costs, falling home prices and a weaker job market. Volatile oil prices reached a historical high in March, topping $110 per barrel, before retreating somewhat to $102 by period-end. For the 12 months ended March 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate. (2)

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 59.

                                                          Semiannual Report | 11

PORTFOLIO BREAKDOWN

Franklin Growth Fund

Based on Total Net Assets as of 3/31/08

Industrials*                    41.2%
Health Care                     21.4%
Information Technology          21.2%
Consumer Discretionary           9.0%
Materials                        2.6%
Energy                           2.3%
Financials                       0.9%
Consumer Staples                 0.9%
Utilities                        0.3%
Telecommunication Services       0.2%

* Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio.

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 200 basis points so far in 2008. Overall, the federal funds target rate fell 250 basis points from 4.75% to 2.25%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.59% at the beginning of the period to 3.45% on March 31, 2008.

Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -10.64%, while the broader S&P 500 had a -12.46% return, and the technology-heavy NASDAQ Composite Index had a -15.32% return. (3) The consumer staples, materials and energy sectors performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

INVESTMENT STRATEGY

We seek to invest in companies that have qualities such as strong management teams, financials and industry leadership. The Fund looks for opportunities in new and rapidly growing businesses and in businesses selling at depressed prices but offering favorable recovery possibilities. We analyze securities individually and buy stocks of large and small companies in our effort to maintain a solid and diversified portfolio.

MANAGER'S DISCUSSION

Franklin Growth Fund owned 120 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

During the period under review, Fund performance was largely driven by the positive returns of road and rail holdings within the industrials sector. Among

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

12 | Semiannual Report
these were trucking company Arkansas Best and Union Pacific, North America's largest railroad operator. Biotechnology leader Genentech, part of the health care sector, was another key contributor to performance during the period. The Fund also benefited from its materials holdings such as chemical producer Sigma-Aldrich.

The Fund had some detractors from performance during the reporting period. Within the industrials sector, our position in major aerospace and defense company Boeing was a major detractor. In the same sector, the airlines industry struggled and some airline holdings weighed on Fund performance during the period. Some of the poorest performers were Texas-based AMR, the parent company of American Airlines, and U.K.-based British Airways.

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF V. JERRY PALMIERI]

-s- V. Jerry Palmieri
V. Jerry Palmieri
Portfolio Manager
Franklin Growth Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS

Franklin Growth Fund
3/31/08

COMPANY                                                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                                                             NET ASSETS
---------------                                                                                             ----------
Apple Inc.                                                                                                     4.4%
 Information Technology
General Dynamics Corp.                                                                                         3.2%
 Industrials
Genentech Inc.                                                                                                 3.1%
 Health Care
Northrop Grumman Corp.                                                                                         3.0%
 Industrials
The Boeing Co.                                                                                                 3.0%
 Industrials
Johnson & Johnson                                                                                              2.7%
 Health Care
3M Co.                                                                                                         2.6%
 Industrials
International Business Machines Corp.                                                                          2.5%
 Information Technology
United Technologies Corp.                                                                                      2.2%
 Industrials
Textron Inc.                                                                                                   2.2%
 Industrials

                                                          Semiannual Report | 13

Performance Summary as of 3/31/08

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKGRX)                           CHANGE   3/31/08   9/30/07
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$5.96   $ 40.40   $ 46.36
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                       $ 0.1302

CLASS B (SYMBOL: FKGBX)                           CHANGE   3/31/08   9/30/07
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$5.76   $ 38.66   $ 44.42

CLASS C (SYMBOL: FRGSX)                           CHANGE   3/31/08   9/30/07
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$5.70   $ 38.33   $ 44.03

CLASS R (SYMBOL: FGSRX)                           CHANGE   3/31/08   9/30/07
-----------------------                           ------   -------   -------
Net Asset Value (NAV)                             -$5.88   $ 40.11   $ 45.99
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                       $ 0.0304

ADVISOR CLASS (SYMBOL: FCGAX)                     CHANGE   3/31/08   9/30/07
-----------------------------                     ------   -------   -------
Net Asset Value (NAV)                             -$6.02   $ 40.43   $ 46.45
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                       $ 0.2332

14 | Semiannual Report

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 5.75% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; CLASS R/ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                               6-MONTH             1-YEAR     5-YEAR           10-YEAR
-------                               --------           --------   ---------        ---------
Cumulative Total Return (1)            -12.61%             -3.74%     +82.51%          +56.16%
Average Annual Total Return (2)        -17.63%             -9.28%     +11.46%           +3.94%
Value of $10,000 Investment (3)       $ 8,237            $ 9,072    $ 17,205         $ 14,717
 Total Annual Operating Expenses (4)             0.93%

CLASS B                               6-MONTH             1-YEAR     5-YEAR     INCEPTION (1/1/99)
-------                               --------           --------   ---------   ------------------
Cumulative Total Return (1)            -12.97%             -4.47%     +75.73%          +33.50%
Average Annual Total Return (2)        -16.45%             -8.29%     +11.68%           +3.17%
Value of $10,000 Investment (3)       $ 8,355            $ 9,171    $ 17,373         $ 13,350
 Total Annual Operating Expenses (4)             1.69%

CLASS C                               6-MONTH             1-YEAR     5-YEAR           10-YEAR
-------                               --------           --------   ---------        ---------
Cumulative Total Return (1)            -12.95%             -4.49%     +75.74%          +44.81%
Average Annual Total Return (2)        -13.82%             -5.44%     +11.94%           +3.77%
Value of $10,000 Investment (3)       $ 8,618            $ 9,456    $ 17,574         $ 14,481
 Total Annual Operating Expenses (4)             1.69%

CLASS R                               6-MONTH             1-YEAR     5-YEAR     INCEPTION (1/1/02)
-------                               --------           --------   ---------   ------------------
Cumulative Total Return (1)            -12.73%             -4.00%     +80.19%          +27.42%
Average Annual Total Return (2)        -12.73%             -4.00%     +12.50%           +3.96%
Value of $10,000 Investment (3)       $ 8,727            $ 9,600    $ 18,019         $ 12,742
 Total Annual Operating Expenses (4)             1.19%

ADVISOR CLASS                         6-MONTH             1-YEAR      5-YEAR          10-YEAR
-------------                         --------           --------   ---------        ----------
Cumulative Total Return (1)            -12.51%             -3.52%     +84.68%          +59.97%
Average Annual Total Return (2)        -12.51%             -3.52%     +13.05%           +4.81%
Value of $10,000 Investment (3)       $ 8,749            $ 9,648    $ 18,468         $ 15,997
 Total Annual Operating Expenses (4)             0.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

                                                          Semiannual Report | 15

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICES OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 40% OF ITS NET ASSETS IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND'S PORTFOLIO INCLUDES INVESTMENTS IN TECHNOLOGY, WHICH HAS BEEN AMONG THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

16 | Semiannual Report

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 17

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                 BEGINNING ACCOUNT  ENDING ACCOUNT     EXPENSES PAID DURING
                                                   VALUE 10/1/07     VALUE 3/31/08  PERIOD* 10/1/07 - 3/31/08
                                                 -----------------  --------------  -------------------------
CLASS A
Actual                                                $ 1,000         $   873.90             $ 4.26
Hypothetical (5% return before expenses)              $ 1,000         $ 1,020.45             $ 4.60
CLASS B
Actual                                                $ 1,000         $   870.30             $ 7.81
Hypothetical (5% return before expenses)              $ 1,000         $ 1,016.65             $ 8.42
CLASS C
Actual                                                $ 1,000         $   870.50             $ 7.81
Hypothetical (5% return before expenses)              $ 1,000         $ 1,016.65             $ 8.42
CLASS R
Actual                                                $ 1,000         $   872.70             $ 5.48
Hypothetical (5% return before expenses)              $ 1,000         $ 1,019.15             $ 5.91
ADVISOR CLASS
Actual                                                $ 1,000         $   874.90             $ 3.14
Hypothetical (5% return before expenses)              $ 1,000         $ 1,021.65             $ 3.39

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.91%; B: 1.67%; C: 1.67%; R: 1.17%; and
      Advisor: 0.67%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

18 | Semiannual Report

Franklin Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation through a diversified portfolio of debt and equity securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This semiannual report for Franklin Income Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A had a -7.22% cumulative total return for the six months under review. The Fund performed better than its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which returned -12.46%; underperformed its fixed income benchmark, the Lehman Brothers (LB) U.S. Aggregate Index, which returned +5.23%; and underperformed its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which returned -6.29%, for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth fell to a 0.6% annualized rate in the fourth quarter largely due to decelerating inventory investment, exports and federal government spending. For the overall six-month period, however, a

1. Sources: Standard & Poor's Micropal; Lipper Inc. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The LB U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody's Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the six-month period ended 3/31/08, there were 503 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered. Past performance does not guarantee future results. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 69.

                                                          Semiannual Report | 19
weaker U.S. dollar compared with many foreign currencies contributed to increased exports. First quarter 2008 GDP growth remained at a 0.6% estimated annualized rate due to the effects of the troubled housing market and subsequent credit market tightening.

The unemployment rate increased from 4.7% at the beginning of the period to 5.1% in March 2008.(2) Consumer confidence declined during the period, hitting a five-year low in March, amid rising mortgage and fuel costs, falling home prices and a weaker job market. Volatile oil prices reached a historical high in March, topping $110 per barrel, before retreating somewhat to $102 by period-end. For the 12 months ended March 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.(2)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 200 basis points so far in 2008. Overall, the federal funds target rate fell 250 basis points from 4.75% to 2.25%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.59% at the beginning of the period to 3.45% on March 31, 2008.

Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -10.64%, while the broader S&P 500 had a -12.46% return, and the technology-heavy NASDAQ Composite Index had a -15.32% return.(3) The consumer staples, materials and energy sectors performed relatively well.

The credit crisis negatively impacted most fixed income markets, especially high yield corporate bonds. High yield credit spreads over Treasuries widened and ended the period nearly 800 basis points above Treasuries, the highest level in five years.(4) Investors' flight to quality, subprime market concerns, lack of liquidity and pending leverage buyouts (LBOs) contributed to the significantly wider spreads. General risk aversion led investors to the relative safety of Treasury securities. Subprime market turmoil and the resulting credit crunch resulted in recession fears and expectations for increasing default rates in the near future. In addition, despite a somewhat reduced forward calendar of LBO transactions, pending supply arranged in a more favorable environment weighed on the high

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

4. Source: Bear Stearns.

20 | Semiannual Report

DIVIDEND DISTRIBUTIONS*

Franklin Income Fund
10/1/07-3/31/08

                                          DIVIDEND PER SHARE
                  -------------------------------------------------------------------------
MONTH             CLASS A     CLASS B     CLASS B1**  CLASS C     CLASS R     ADVISOR CLASS
-----------       ----------  ----------  ----------  ----------  ----------  -------------
October           1.20 cents  1.01 cents  1.09 cents  1.09 cents  1.12 cents     1.24 cents
November          1.20 cents  1.01 cents  1.09 cents  1.09 cents  1.12 cents     1.24 cents
December***       1.75 cents  1.55 cents  1.63 cents  1.63 cents  1.67 cents     1.78 cents
January           1.20 cents  1.00 cents  1.08 cents  1.08 cents  1.12 cents     1.23 cents
February          1.25 cents  1.05 cents  1.13 cents  1.13 cents  1.17 cents     1.28 cents
March             1.25 cents  1.08 cents  1.15 cents  1.15 cents  1.18 cents     1.28 cents
                  ----------  ----------  ----------  ----------  ----------  -------------
TOTAL             7.85 CENTS  6.70 CENTS  7.17 CENTS  7.17 CENTS  7.38 CENTS     8.05 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

*** Includes an additional 0.55 cent per share distribution to meet excise tax requirements.

yield sector. Due to these factors, high yield corporate bonds had a return of -4.27% during the period as measured by the LB U.S. Corporate High Yield Index.(5) In comparison, the LB U.S. Aggregate Index, which has no high yield exposure and has about 35% in Treasuries and other government bonds, performed much better with a +5.23% return for the same period.(1) The LB U.S. Aggregate Index benefited from Treasuries, which returned +8.56% as measured by the LB U.S. Treasury Index, while investment-grade corporate bonds, as measured by the LB U.S. Corporate Investment Grade Index, returned +1.80%.(6)

INVESTMENT STRATEGY

Based on our independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

PORTFOLIO BREAKDOWN

Franklin Income Fund

Based on Total Net Assets as of 3/31/08

Corporate Straight Bonds                               40.5%
Utilities Stocks                                       13.9%
Financials Stocks                                       8.7%
Energy Stocks                                           7.2%
Health Care Stocks                                      6.0%
Mortgage-Backed Securities                              4.4%
Senior Floating Rate Interests                          3.3%
Telecommunication Services Stocks                       3.2%
Information Technology Stocks                           2.6%
Industrials Stocks                                      1.7%
Consumer Discretionary Stocks                           1.6%
Materials Stocks                                        1.3%
Corporate Convertible Bonds                             0.7%
Short-Term Investments & Other Net Assets               4.9%

5. Source: Standard & Poor's Micropal. The LB U.S. Corporate High Yield Index is the corporate component of the LB U.S. High Yield Index, which includes fixed rate, non-investment grade debt.

6. Source: Standard & Poor's Micropal. The LB U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued. The LB U.S. Corporate Investment Grade Index is the corporate component of the LB U.S. Credit Index, which includes publicly issued, SEC-registered bonds that meet specified maturity, liquidity and quality requirements.


                                                          Semiannual Report | 21

TOP 5 EQUITY HOLDINGS

Franklin Income Fund
3/31/08

COMPANY                                                       % OF TOTAL
SECTOR/INDUSTRY                                               NET ASSETS
---------------                                               ----------
AT&T Inc.                                                        2.5%
 Telecommunication Services
Pfizer Inc.                                                      2.2%
 Health Care
Canadian Oil Sands Trust (Canada)                                1.8%
 Energy
Bank of America Corp.                                            1.7%
 Financials
Intel Corp.                                                      1.7%
 Information Technology

TOP 5 BOND HOLDINGS*

Franklin Income Fund
3/31/08

COMPANY                                                       % OF TOTAL
SECTOR/INDUSTRY                                               NET ASSETS
---------------                                               ----------
Ford Motor Credit Co. LLC                                        3.4%
 Consumer Discretionary
GMAC LLC                                                         3.2%
 Financials
Tenet Healthcare Corp.                                           2.3%
 Health Care
Dynegy Holdings Inc.                                             1.5%
 Utilities
Dollar General Corp.                                             1.4%
 Consumer Discretionary

* Does not include convertible bonds.

MANAGER'S DISCUSSION

Within equity markets, some of our energy- and commodity-related holdings performed well due to strong commodity prices driven by the weakening U.S. dollar and continued solid demand from global economies. Canadian Oil Sands Trust and Chesapeake Energy (sold by period-end) benefited the Fund as crude oil and natural gas prices increased, while Newmont Mining (sold by period-end) contributed to Fund returns as gold and metals prices rose. Some of the Fund's utility investments also boosted Fund performance. Utility holdings such as FirstEnergy and FPL Group generated attractive total returns driven by strong dividend yields and favorable outlooks for future earnings growth and infrastructure investment opportunities.

Detractors among equity holdings centered on financials negatively impacted by the credit crisis and deteriorating loan performance. Washington Mutual, Bank of America, Citigroup and Merrill Lynch were hurt by subprime mortgage or related structured-securities exposure. These firms were forced to raise capital from investors to shore up their financial positions. Pharmaceutical companies Schering-Plough and Merck also declined following a study that challenged the efficacy of Vytorin, a cholesterol lowering drug, and heightened concerns about the drug's sales going forward. We sold our Citigroup and Schering-Plough stocks by period-end.

Within fixed income markets, the Fund's emphasis on high current yield and investment grade and non-investment grade corporate loans and bonds negatively impacted results relative to the LB U.S. Aggregate Index. The LB U.S. Aggregate Index, which does not have any high yield exposure, outperformed the L.B. U.S. Corporate High Yield Index, which is more representative of the spread and performance of the Fund's holdings in the current environment.

Nevertheless, several of the Fund's high yield corporate bond holdings, particularly those with tangible underlying asset value, performed well. Examples included hospital operator Tenet Healthcare, power generator Dynegy Holdings and natural gas pipeline operator El Paso. Another strong contributor was retail chain Dollar General whose recent LBO led to improved company management and subsequent credit improvement despite a fairly leveraged balance sheet and a difficult retail environment. Freddie Mac (FHLMC) and Fannie Mae
(FNMA) mortgage-backed securities also boosted Fund returns due to the U.S. Treasury rally and yield decline.

With widening spreads and fear that access to capital markets may be constrained for some issuers, many companies with highly leveraged balance sheets or dependence on ready access to capital suffered. Among the Fund's holdings, Charter Communications (CCH) declined despite favorable revenue and earnings performance. Auto finance companies GMAC Financial Services and Ford

22 | Semiannual Report

Motor Credit Company (FMCC) also detracted from Fund returns due to continued concerns regarding weakening consumer spending and potential credit losses going forward. R.H. Donnelly (RHD and Dex Media in the SOI; Dex is a wholly owned subsidiary of RHD) hampered the Fund as the sluggish economy pressured yellow pages advertising, particularly in markets hit hard by real estate and home price deterioration.

According to our analysis, some of the Fund's short-maturity high yield bonds proved defensive and offered attractive profit-taking opportunities. Our motivation for selling many of these short-maturity bonds near par value was to reallocate the assets into other opportunities with what we viewed as more attractive potential total return over the long term. During the period, we sold at a profit our Nortel Networks senior notes and some of our El Paso, Qwest Capital Funding and Allied Waste North America senior notes. GMAC and FMCC had average weighted maturities of less than three years but remained major debt holdings in the Fund's portfolio.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

[PHOTO OF EDWARD PERKS]

-s- Edward Perks

Edward Perks, CFA

[PHOTO OF CHARLES B. JOHNSON]

-s- Charles B. Johnson

Charles B. Johnson

Portfolio Management Team
Franklin Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 23

Performance Summary as of 3/31/08

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKINX)                          CHANGE    3/31/08    9/30/07
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            -$0.33    $  2.41    $  2.74
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0785
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1394

CLASS B (SYMBOL: FBICX)                          CHANGE    3/31/08    9/30/07
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            -$0.33    $  2.40    $  2.73
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0670
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1279

CLASS B1 (SYMBOL: FICBX)                         CHANGE    3/31/08    9/30/07
------------------------                         ------    -------    -------
Net Asset Value (NAV)                            -$0.33    $  2.41    $  2.74
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0717
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1326

CLASS C (SYMBOL: FCISX)                          CHANGE    3/31/08    9/30/07
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            -$0.34    $  2.42    $  2.76
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0717
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1326

24 | Semiannual Report

CLASS R (SYMBOL: FISRX)                          CHANGE    3/31/08    9/30/07
-----------------------                          ------    -------    -------
Net Asset Value (NAV)                            -$0.33    $  2.38    $  2.71
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0738
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1347

ADVISOR CLASS (SYMBOL: FRIAX)                    CHANGE    3/31/08    9/30/07
-----------------------------                    ------    -------    -------
Net Asset Value (NAV)                            -$0.34    $  2.39    $  2.73
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                       $0.0805
Short-Term Capital Gain               $0.0172
Long-Term Capital Gain                $0.0437
  TOTAL                               $0.1414

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 4.25% maximum initial sales charge; CLASS B/B1: contingent deferred sales charge
(CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS
C: 1% CDSC in first year only; CLASS R/ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                 6-MONTH               1-YEAR   5-YEAR          10-YEAR
-------------------------------------   -------               ------   --------        -------
Cumulative Total Return (1)               -7.22%               -3.69%    +74.68%       +106.23%
Average Annual Total Return (2)          -11.12%              -7.78%     +10.81%         +7.06%
Value of $10,000 Investment (3)         $ 8,888               $9,222   $ 16,709        $19,777
  Distribution Rate (4)                              5.95%
  30-Day Standardized Yield (5)                      6.97%
  Total Annual Operating Expenses (6)                0.63%

CLASS B                                 6-MONTH               1-YEAR   5-YEAR     INCEPTION (11/1/01)
-------------------------------------   -------               ------   --------   ------------------
Cumulative Total Return (1)               -7.67%               -4.55%    +67.81%        +70.63%
Average Annual Total Return (2)          -11.19%               -8.11%    +10.64%         +8.69%
Value of $10,000 Investment (3)         $ 8,881               $9,189   $ 16,581        $17,063
  Distribution Rate (4)                              5.40%
  30-Day Standardized Yield (5)                      6.42%
  Total Annual Operating Expenses (6)                1.48%

CLASS B1                                6-MONTH               1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------   -------               ------   --------   -------------------
Cumulative Total Return (1)               -7.48%               -4.19%    +70.29%       +103.09%
Average Annual Total Return (2)          -11.00%               -7.75%    +10.97%         +7.96%
Value of $10,000 Investment (3)         $ 8,900               $9,225   $ 16,829        $20,309
  Distribution Rate (4)                              5.73%
  30-Day Standardized Yield (5)                      6.77%
  Total Annual Operating Expenses (6)                1.13%

                                                        Semiannual Report |   25

CLASS C                                 6-MONTH            1-YEAR   5-YEAR          10-YEAR
-------------------------------------   --------           -------  ---------       --------
Cumulative Total Return (1)               -7.79%            -4.55%    +69.85%        +96.28%
Average Annual Total Return (2)           -8.67%            -5.44%    +11.18%         +6.98%
Value of $10,000 Investment (3)         $ 9,133            $9,456   $ 16,985        $19,628
  Distribution Rate (4)                           5.70%
  30-Day Standardized Yield (5)                   6.82%
  Total Annual Operating Expenses (6)             1.13%

CLASS R                                 6-MONTH            1-YEAR   5-YEAR     INCEPTION (1/1/02)
-------------------------------------   --------           -------  ---------  ------------------
Cumulative Total Return (1)               -7.49%            -4.45%    +71.81%        +70.18%
Average Annual Total Return (2)           -7.49%            -4.45%    +11.43%         +8.89%
Value of $10,000 Investment (3)         $ 9,251            $9,555   $ 17,181        $17,018
  Distribution Rate (4)                           5.95%
  30-Day Standardized Yield (5)                   6.95%
  Total Annual Operating Expenses (6)             0.98%

ADVISOR CLASS                           6-MONTH            1-YEAR   5-YEAR          10-YEAR
-------------------------------------   --------           -------  ---------       --------
Cumulative Total Return (1)               -7.57%            -3.97%    +75.67%       +109.00%
Average Annual Total Return (2)           -7.57%            -3.97%    +11.93%         +7.65%
Value of $10,000 Investment (3)         $ 9,243            $9,603   $ 17,567        $20,900
  Distribution Rate (4)                           6.43%
  30-Day Standardized Yield (5)                   7.50%
  Total Annual Operating Expenses (6)             0.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

26 | Semiannual Report

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER-YIELDING, LOWER-RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1

(formerly Class B): These shares have higher annual fees and expenses than Class
                    A shares. Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:      Shares are available to certain eligible investors as
                    described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/08.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

                                                          Semiannual Report | 27

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.   Divide your account value by $1,000.

     If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

28 | Semiannual Report

Please note that expense shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
                                              VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07 - 3/31/08
                                            -----------------   --------------   -------------------------
CLASS A
Actual                                           $ 1,000          $   927.80              $ 2.99
Hypothetical (5% return before expenses)         $ 1,000          $ 1,021.90              $ 3.13
CLASS B
Actual                                           $ 1,000          $   923.30              $ 7.07
Hypothetical (5% return before expenses)         $ 1,000          $ 1,017.65              $ 7.41
CLASS B1
Actual                                           $ 1,000          $   925.20              $ 5.39
Hypothetical (5% return before expenses)         $ 1,000          $ 1,019.40              $ 5.65
CLASS C
Actual                                           $ 1,000          $   922.10              $ 5.33
Hypothetical (5% return before expenses)         $ 1,000          $ 1,019.45              $ 5.60
CLASS R
Actual                                           $ 1,000          $   925.10              $ 4.67
Hypothetical (5% return before expenses)         $ 1,000          $ 1,020.15              $ 4.90
ADVISOR CLASS
Actual                                           $ 1,000          $   924.30              $ 2.26
Hypothetical (5% return before expenses)         $ 1,000          $ 1,022.65              $ 2.38


* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.47%; B1: 1.12%; C: 1.11%; R:
     0.97%; and Advisor: 0.47%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                          Semiannual Report | 29

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests substantially all of its assets in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. (1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

PORTFOLIO BREAKDOWN

Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/08

[PIE CHART]

GNMA                           96.5%
Short-Term Investments &
 Other Net Assets               3.5%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +5.40% cumulative total return for the six months under review. The Fund performed comparably to the +5.46% total return of its peers as measured by the Lipper GNMA Funds Classification Average. (2) In comparison, the Lehman Brothers (LB) U.S.

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the six-month period ended 3/31/08, there were 63 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. Past performance does not guarantee future results. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 84.

30 | Semiannual Report

Government: Intermediate Index returned +7.61% for the same period. (3) The Fund's return reflects the effect of management fees and expenses, while the LB U.S. Government: Intermediate Index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 35.

ECONOMIC AND MARKET OVERVIEW

The U.S. economy slowed during the six months ended March 31, 2008, as gross domestic product growth decelerated sharply and registered an annualized rate of 0.6% in the fourth quarter of 2007 and first quarter of 2008. This was a significant change from the third quarter's fairly robust 4.9% annualized growth, which was the highest in more than seven years. A softening labor market, tighter credit conditions and ongoing housing market weakness rattled consumer confidence and hurt consumer spending. These factors as well as upward inflationary pressures from rising food, energy and commodity prices, and a weaker dollar significantly weighed on the overall economy.

Volatile oil prices reached a historical high in March, topping $110 per barrel before retreating to $102 by period-end. Core inflation, which excludes food and energy costs, rose modestly for the period, signaling that inflation risk remains. For March 2008, core inflation had a 12-month increase of 2.4%. (4) The Federal Reserve Board's (Fed's) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.1%. (5)

As financial market turmoil and investor uncertainty persisted, the Fed remained committed to act in an effort to restore confidence and liquidity to U.S. financial markets. The Fed implemented a number of programs to buffer downside risk, such as a $200 billion package to increase liquidity to banks, an extension on direct credit lines to non-banking financial service companies and the orchestration of Bear Stearns' acquisition by JPMorgan Chase. The Fed cut interest rates five times over the six-month period, bringing the federal funds target rate to 2.25%. In addition, regulators eased capital requirements on government sponsored Fannie Mae and Freddie Mac. Despite the Fed's aggressive actions,

3. Source: Standard & Poor's Micropal. The LB U.S. Government: Intermediate Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. government issues. All returns are market value weighted inclusive of accrued interest. The index includes issues of the U.S. government or any agency thereof. It includes only issues with a remaining term to maturity of less than 10 years. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The total return index is rebalanced monthly by market capitalization. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Source: Bureau of Labor Statistics.

5. Source: Bureau of Economic Analysis.

                                                          Semiannual Report | 31

DIVIDEND DISTRIBUTIONS*

Franklin U.S. Government Securities Fund
10/1/07 - 3/31/08

                                             DIVIDEND PER SHARE
                      -----------------------------------------------------------------
MONTH                   CLASS A      CLASS B      CLASS C      CLASS R    ADVISOR CLASS
--------              -----------  -----------  -----------  -----------  -------------
October                2.69 cents   2.41 cents   2.41 cents   2.49 cents    2.75 cents
November               2.69 cents   2.41 cents   2.41 cents   2.49 cents    2.75 cents
December               2.69 cents   2.40 cents   2.41 cents   2.49 cents    2.75 cents
January                2.69 cents   2.40 cents   2.41 cents   2.49 cents    2.75 cents
February               2.69 cents   2.40 cents   2.41 cents   2.49 cents    2.75 cents
March                  2.69 cents   2.40 cents   2.41 cents   2.49 cents    2.77 cents
                      -----------  -----------  -----------  -----------  -------------
TOTAL                 16.14 CENTS  14.42 CENTS  14.46 CENTS  14.94 CENTS   16.52 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

U.S. Treasuries rallied in a flight to quality and equities continued to fall during the period.

Over the period, as investors sought the relative safety of short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two-and five-year yields declined substantially, with the two-year bill yielding 1.62% at the end of March, down from 3.97% six months prior. The 10-year U.S. Treasury note ended March yielding 3.45%, compared with 4.59% at the beginning of the period.

INVESTMENT STRATEGY

We seek to invest predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

MANAGER'S DISCUSSION

During the six months ended March 31, 2008, the environment for fixed income investing grew more volatile and uncertain as a series of financial market disruptions prompted investors to seek the relative safety of U.S. government and agency securities. In this environment, mortgage-backed securities (MBS) generally performed well compared with many other credit-related sectors. For

32 | Semiannual Report
example, during the review period, Ginnie Mae (GNMA) MBS performed in line with their conventional Fannie Mae and Freddie Mac counterparts, however, they lagged the robust performance of U.S. Treasuries with comparable durations.

What first appeared as an isolated matter in a relatively narrow segment of the mortgage market quickly unfolded into a much larger affair with wide-ranging implications for the greater economy, affecting access to credit and financial market liquidity. It is important to note that GNMAs have a different credit profile than those mortgage issuers recently in the news and that Franklin U.S. Government Securities Fund does not invest in subprime MBS. During the reporting period, we continued to invest only in GNMA MBS, which are guaranteed by the full faith and credit of the U.S. government. (1) Within the mortgage market, GNMAs were somewhat buffered from recent market turbulence as GNMA securities have maintained their premium status due to their explicit government guarantee.

A fundamental part of our strategy is to uncover dislocations across the GNMA market where prepayment risk may have offered value. The primary risk for GNMA investors is prepayment risk -- the risk of uncertain cash flows caused by prepayments in the pools' underlying mortgages. However, rather than avoid prepayment risk, we actively seek those areas of the GNMA market where we believe this risk offers value. While housing market volatility does not have an effect on GNMA credit quality, it can affect prepayment characteristics. With tightening credit standards and a pullback in housing and refinancing activity, investors saw a decline in prepayments across all coupons and program types.

Because we believe income will continue to drive performance within the GNMA markets, we have focused primarily on 30-year collateral bonds rather than their shorter-term 15-year counterparts. We typically seek to allocate our portfolio strategically between the two tiers of the GNMA market and incrementally adjust our weightings based on the findings from our extensive research and analysis. Over the period, we decreased the Fund's allocation to GNMA II securities (comprising multiple-issuer pools) as the sector richened and as we believed the GNMA I sector (comprising single-issuer pools) offered better value. In some cases, we swapped GNMA IIs into GNMA Is, which benefited the portfolio.

Consistent with our investment strategy, we continually evaluate opportunities across the entire GNMA sector and coupon spectrum to isolate those securities that we believe offer the best total return potential.

                                                          Semiannual Report | 33

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

[PHOTO OF ROGER A. BAYSTON]

-s- Roger A. Bayston
Roger A. Bayston, CFA

[PHOTO OF JACK LEMEIN]

-s- Jack Lemein
Jack Lemein

[PHOTO OF PAUL VARUNOK]

-s- Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin U.S. Government Securities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

34 | Semiannual Report

Performance Summary as of 3/31/08

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUSX)                        CHANGE   3/31/08   9/30/07
---------------------------------              ------   -------   -------
Net Asset Value (NAV)                          +$0.18   $  6.57   $  6.39
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                      $0.1614

CLASS B (SYMBOL: FUGBX)                        CHANGE   3/31/08   9/30/07
---------------------------------              ------   -------   -------
Net Asset Value (NAV)                          +$0.18   $  6.56   $  6.38
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                      $0.1442

CLASS C (SYMBOL: FRUGX)                        CHANGE   3/31/08   9/30/07
---------------------------------              ------   -------   -------
Net Asset Value (NAV)                          +$0.18   $  6.54   $  6.36
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                      $0.1446

CLASS R (SYMBOL: FUSRX)                        CHANGE   3/31/08   9/30/07
---------------------------------              ------   -------   -------
Net Asset Value (NAV)                          +$0.17   $  6.56   $  6.39
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                      $0.1494

ADVISOR CLASS (SYMBOL: FUSAX)                  CHANGE   3/31/08   9/30/07
---------------------------------              ------   -------   -------
Net Asset Value (NAV)                          +$0.18   $  6.59   $  6.41
DISTRIBUTIONS (10/1/07 - 3/31/08)
Dividend Income                      $0.1652

                                                          Semiannual Report | 35

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. CLASS A: 4.25% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; CLASS R/ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                 6-MONTH           1-YEAR   5-YEAR        10-YEAR
-------------------------------------   -------           ------   -------       -------
Cumulative Total Return (1)              +5.40%           +7.46%   +21.66%       +67.85%
Average Annual Total Return (2)          +0.98%           +2.82%    +3.10%        +4.85%
  Distribution Rate (3)                           4.71%
  30-Day Standardized Yield (4)                   4.37%
  Total Annual Operating Expenses (5)             0.73%

CLASS B                                 6-MONTH           1-YEAR   5-YEAR   INCEPTION (1/1/99)
-------------------------------------   -------           ------   -------  ------------------
Cumulative Total Return (1)              +5.13%           +6.90%   +18.55%       +53.05%
Average Annual Total Return (2)          +1.13%           +2.90%    +3.13%        +4.71%
  Distribution Rate (3)                           4.39%
  30-Day Standardized Yield (4)                   4.04%
  Total Annual Operating Expenses (5)             1.26%

CLASS C                                 6-MONTH           1-YEAR   5-YEAR        10-YEAR
-------------------------------------   -------           ------   -------       -------
Cumulative Total Return (1)              +5.15%           +6.93%   +18.60%       +59.28%
Average Annual Total Return (2)          +4.15%           +5.93%    +3.47%        +4.76%
  Distribution Rate (3)                           4.42%
  30-Day Standardized Yield (4)                   4.01%
  Total Annual Operating Expenses (5)             1.26%

CLASS R                                 6-MONTH           1-YEAR   5-YEAR   INCEPTION (1/1/02)
-------------------------------------   -------           ------   -------  ------------------
Cumulative Total Return (1)              +5.05%           +6.90%   +19.25%       +30.23%
Average Annual Total Return (2)          +5.05%           +6.90%    +3.58%        +4.32%
  Distribution Rate (3)                           4.55%
  30-Day Standardized Yield (4)                   4.18%
  Total Annual Operating Expenses (5)             1.11%

ADVISOR CLASS                           6-MONTH           1-YEAR   5-YEAR        10-YEAR
-------------------------------------   -------           ------   -------       -------
Cumulative Total Return (1)              +5.45%           +7.57%   +22.37%       +69.95%
Average Annual Total Return (2)          +5.45%           +7.57%    +4.12%        +5.45%
  Distribution Rate (3)                           5.04%
  30-Day Standardized Yield (4)                   4.70%
  Total Annual Operating Expenses (5)             0.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

36 | Semiannual Report

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/08.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

                                                          Semiannual Report | 37

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

38 | Semiannual Report

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                               VALUE 10/1/07      VALUE 3/31/08   PERIOD* 10/1/07 - 3/31/08
                                             -----------------   --------------   -------------------------
CLASS A
Actual                                               $1,000          $1,054.00              $3.70
Hypothetical (5% return before expenses)             $1,000          $1,021.40              $3.64
CLASS B
Actual                                               $1,000          $1,051.30              $6.36
Hypothetical (5% return before expenses)             $1,000          $1,018.80              $6.26
CLASS C
Actual                                               $1,000          $1,051.50              $6.36
Hypothetical (5% return before expenses)             $1,000          $1,018.80              $6.26
CLASS R
Actual                                               $1,000          $1,050.50              $5.59
Hypothetical (5% return before expenses)             $1,000          $1,019.55              $5.50
ADVISOR CLASS
Actual                                               $1,000          $1,054.50              $3.03
Hypothetical (5% return before expenses)             $1,000          $1,022.05              $2.98

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.72%; B: 1.24%; C: 1.24%; R: 1.09%; and
  Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                          Semiannual Report | 39

Franklin Utilities Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit FRANKLINTEMPLETON.COM or call 1-800/342-5236 for most recent month-end performance.

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2008.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Utilities Fund - Class A had a -4.18% cumulative total return. The Fund performed better than its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which returned -12.46% for the same period.(1) The Fund underperformed its narrow benchmark, the S&P 500 Utilities Index, which returned -3.14%.(2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 43.

ECONOMIC AND MARKET OVERVIEW

During the six months ended March 31, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth fell to a 0.6% annualized rate in the fourth quarter largely due to decelerating inventory investment, exports and federal government spending. For the overall six-month period, however, a weaker U.S. dollar compared with many foreign currencies contributed to increased exports. First quarter 2008 GDP growth remained at a 0.6% estimated annualized rate due to the effects of the troubled housing market and subsequent credit market tightening.

The unemployment rate increased from 4.7% at the beginning of the period to 5.1% in March 2008.(3) Consumer confidence declined during the period, hitting a five-year low in March, amid rising mortgage and fuel costs, falling

1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks for U.S. equity performance.

2. Source: Standard & Poor's Micropal. The S&P 500 Utilities Index is a market capitalization-weighted index that includes all utility stocks in the S&P 500.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.

40 | Semiannual Report
home prices and a weaker job market. Volatile oil prices reached a historical high in March, topping $110 per barrel, before retreating somewhat to $102 by period-end. For the 12 months ended March 31, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.(3)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 200 basis points so far in 2008. Overall, the federal funds target rate fell 250 basis points from 4.75% to 2.25%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.59% at the beginning of the period to 3.45% on March 31, 2008.

Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average had a six-month total return of -10.64%, while the broader S&P 500 had a -12.46% return, and the technology-heavy NASDAQ Composite Index had a -15.32% return.(4) The consumer staples, materials and energy sectors performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

Many utilities companies increased distributions to shareholders, with significant dividend increases announced during the period by Fund holdings Exelon, Dominion Resources, FPL Group and Public Service Enterprise Group. In addition to higher dividends, many utilities may use capital for growth initiatives. The Edison Electric Institute forecasted higher capital spending by utilities companies in 2008, which continues a trend that has occurred over the past few years. An area where utilities increased spending was environmental emissions

PORTFOLIO BREAKDOWN

Franklin Utilities Fund
Based on Total Net Assets as of 3/31/08

Electric Utilities                                     50.6%
Multi-Utilities                                        35.9%
Independent Power Producers & Energy Traders            3.6%
Oil, Gas & Consumable Fuels                             3.4%
Gas Utilities                                           3.1%
Diversified Telecommunication Services                  3.0%
Short-Term Investments & Other Net Assets               0.4%

4. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

                                                          Semiannual Report | 41

TOP 10 EQUITY HOLDINGS

Franklin Utilities Fund
3/31/08

COMPANY                                                                                   % OF TOTAL
SECTOR/INDUSTRY                                                                           NET ASSETS
---------------                                                                           ----------
Entergy Corp.                                                                                7.3%
 Electric Utilities
Exelon Corp.                                                                                 6.8%
 Electric Utilities
FirstEnergy Corp.                                                                            4.4%
 Electric Utilities
FPL Group Inc.                                                                               4.1%
 Electric Utilities
Edison International                                                                         3.9%
 Electric Utilities
PPL Corp.                                                                                    3.8%
 Electric Utilities
Dominion Resources Inc.                                                                      3.6%
 Multi-Utilities
The Southern Co.                                                                             3.5%
 Electric Utilities
Public Service Enterprise Group Inc.                                                         3.4%
 Multi-Utilities
PG&E Corp.                                                                                   3.4%
 Multi-Utilities

control, as the industry was preparing for an uncertain future in regard to regulation and in terms of who will bear the costs of potential CO(2) and mercury emissions legislation. During the six months under review, Exelon and First Energy, which appeared well-positioned for future carbon initiatives, were leading contributors to the Fund's performance. Gaz de France, which operates Europe's second-largest distribution network and transports natural gas to all the region's suppliers, also helped the Fund's performance.

Detractors during the period included PG&E, Edison International and National Grid. We could not identify any single issue related to these companies that contributed to their shares' weakness over the period. An area of possible concern related to increased cost inflation, such as for materials and labor, that the industry was experiencing. PG&E, Edison International and National Grid each have significant capital deployment programs, and there was some fear from investors that cost inflation may lead to slower earnings growth over the next few years as utilities need to file more frequent rate requests to try to recover such costs.

Overall, we remained focused on a consistent investment strategy, and we look for opportunities within the utilities sector that we believe are best positioned to benefit from secular growth trends.

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

[PHOTO OF JOHN C. KOHLI]
-s- John C. Kohli
John C. Kohli, CFA
Portfolio Manager
Franklin Utilities Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

42 | Semiannual Report

Performance Summary as of 3/31/08

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUTX)                       CHANGE   3/31/08   9/30/07
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$1.46   $ 13.12   $ 14.58
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $0.2020
Short-Term Capital Gain             $0.0938
Long-Term Capital Gain              $0.6413
  TOTAL                             $0.9371

CLASS B (SYMBOL: FRUBX)                       CHANGE   3/31/08   9/30/07
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$1.45   $ 13.11   $ 14.56
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $0.1640
Short-Term Capital Gain             $0.0938
Long-Term Capital Gain              $0.6413
  TOTAL                             $0.8991

CLASS C (SYMBOL: FRUSX)                       CHANGE   3/31/08   9/30/07
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$1.45   $ 13.08   $ 14.53
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $0.1646
Short-Term Capital Gain             $0.0938
Long-Term Capital Gain              $0.6413
  TOTAL                             $0.8997

CLASS R (SYMBOL: FRURX)                       CHANGE   3/31/08   9/30/07
-----------------------                       ------   -------   -------
Net Asset Value (NAV)                         -$1.46   $ 13.08   $ 14.54
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $0.1753
Short-Term Capital Gain             $0.0938
Long-Term Capital Gain              $0.6413
  TOTAL                             $0.9104

ADVISOR CLASS (SYMBOL: FRUAX)                 CHANGE   3/31/08   9/30/07
-----------------------------                 ------   -------   -------
Net Asset Value (NAV)                         -$1.46   $ 13.18   $ 14.64
DISTRIBUTIONS (10/1/07-3/31/08)
Dividend Income                     $0.2126
Short-Term Capital Gain             $0.0938
Long-Term Capital Gain              $0.6413
  TOTAL                             $0.9477

                                                          Semiannual Report | 43

PERFORMANCE

Cumulative total return excludes sales charges. Average annual total return and value of $10,000 investment include maximum sales charges. CLASS A: 4.25% maximum initial sales charge; CLASS B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; CLASS C: 1% CDSC in first year only; CLASS R/ADVISOR CLASS: no sales charges. The Fund may charge a 2% fee on redemptions made within seven days of purchase.

CLASS A                                 6-MONTH             1-YEAR    5-YEAR         10-YEAR
-------------------------------------   --------            -------  ---------       ---------
Cumulative Total Return (1)               -4.18%             -3.12%   +117.98%        +116.11%
Average Annual Total Return (2)           -8.27%             -7.25%    +15.85%          +7.54%
Value of $10,000 Investment (3)         $ 9,173             $9,275   $ 20,871        $ 20,686
  Distribution Rate (4)                             2.95%
  30-Day Standardized Yield (5)                     2.84%
  Total Annual Operating Expenses (6)               0.75%

CLASS B                                 6-MONTH             1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------   --------            -------  ---------  ------------------
Cumulative Total Return (1)               -4.37%             -3.56%   +112.59%        +100.41%
Average Annual Total Return (2)           -7.97%             -7.15%    +16.06%          +7.81%
Value of $10,000 Investment (3)         $ 9,203             $9,285   $ 21,059        $ 20,041
  Distribution Rate (4)                             2.56%
  30-Day Standardized Yield (5)                     2.46%
  Total Annual Operating Expenses (6)               1.26%

CLASS C                                 6-MONTH             1-YEAR    5-YEAR         10-YEAR
-------------------------------------   --------            -------  ---------       ---------
Cumulative Total Return (1)               -4.38%             -3.56%   +112.53%        +105.71%
Average Annual Total Return (2)           -5.28%             -4.46%    +16.27%          +7.48%
Value of $10,000 Investment (3)         $ 9,472             $9,554   $ 21,253        $ 20,571
  Distribution Rate (4)                             2.58%
  30-Day Standardized Yield (5)                     2.46%
  Total Annual Operating Expenses (6)               1.26%

CLASS R                                 6-MONTH             1-YEAR    5-YEAR    INCEPTION (1/1/02)
-------------------------------------   --------            -------  ---------  ------------------
Cumulative Total Return (1)               -4.37%             -3.47%   +113.98%         +82.87%
Average Annual Total Return (2)           -4.37%             -3.47%    +16.43%         +10.15%
Value of $10,000 Investment (3)         $ 9,563             $9,653   $ 21,398        $ 18,287
  Distribution Rate (4)                             2.74%
  30-Day Standardized Yield (5)                     2.61%
  Total Annual Operating Expenses (6)               1.11%

ADVISOR CLASS                           6-MONTH             1-YEAR    5-YEAR         10-YEAR
-------------------------------------   --------            -------  ---------       ---------
Cumulative Total Return (1)               -4.09%             -2.97%   +119.51%        +119.79%
Average Annual Total Return (2)           -4.09%             -2.97%    +17.03%          +8.19%
Value of $10,000 Investment (3)         $ 9,591             $9,703   $ 21,951        $ 21,979
  Distribution Rate (4)                             3.21%
  30-Day Standardized Yield (5)                     3.12%
  Total Annual Operating Expenses (6)               0.61%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, see "Funds and Performance" at FRANKLINTEMPLETON.COM or call 1-800/342-5236.

44 | Semiannual Report

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES' PRICES, AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/08.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/08.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

                                                          Semiannual Report | 45

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.    Divide your account value by $1,000.

      If an account had an $8,600 value, then $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

46 | Semiannual Report

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges or redemption fees. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                              BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                                VALUE 10/1/07    VALUE 3/31/08   PERIOD* 10/1/07-3/31/08
                                              -----------------  --------------  -----------------------
CLASS A
Actual                                                $1,000         $  958.20             $3.57
Hypothetical (5% return before expenses)              $1,000         $1,021.35             $3.69
CLASS B
Actual                                                $1,000         $  956.30             $6.02
Hypothetical (5% return before expenses)              $1,000         $1,018.85             $6.21
CLASS C
Actual                                                $1,000         $  956.20             $6.02
Hypothetical (5% return before expenses)              $1,000         $1,018.85             $6.21
CLASS R
Actual                                                $1,000         $  956.30             $5.28
Hypothetical (5% return before expenses)              $1,000         $1,019.60             $5.45
ADVISOR CLASS
Actual                                                $1,000         $  959.10             $2.84
Hypothetical (5% return before expenses)              $1,000         $1,022.10             $2.93

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.73%; B: 1.23%; C: 1.23%; R: 1.08%; and
      Advisor: 0.58%), multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

                                                          Semiannual Report | 47

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                           SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                            MARCH 31, 2008    --------------------------------------------------------------------
CLASS A                                      (UNAUDITED)        2007           2006           2005           2004           2003
                                           -----------------  --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ....     $  32.33        $  25.80       $  24.98       $  22.01       $  20.17       $  15.37
                                              --------        --------       --------       --------       --------       --------
Income from investment operations (a):

  Net investment income (loss) (b) ......        (0.04)          (0.08)         (0.05)         (0.01)         (0.09)         (0.06)

  Net realized and unrealized
    gains (losses) ......................        (3.80)           6.61           0.87           2.98           1.93           4.86
                                              --------        --------       --------       --------       --------       --------
Total from investment operations ........        (3.84)           6.53           0.82           2.97           1.84           4.80
                                              --------        --------       --------       --------       --------       --------
Less distributions from net
  realized gains ........................        (0.71)             --             --             --             --             --
                                              --------        --------       --------       --------       --------       --------
Redemption fees .........................           -- (e)          -- (e)         -- (e)         -- (e)         -- (e)         --
                                              --------        --------       --------       --------       --------       --------
Net asset value, end of period ..........        27.78        $  32.33       $  25.80       $  24.98       $  22.01       $  20.17
                                              ========        ========       ========       ========       ========       ========

Total return (c).........................       (12.16)%         25.31%          3.28%         13.49%          9.12%         31.23%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ................................          0.97% (f)      0.99% (f)      0.97% (f)      1.00% (f)      0.97% (f)      1.04%

Net investment income (loss) ............        (0.27)%         (0.30)%       (0.20)%         (0.02)%        (0.41)%        (0.40)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......     $458,190        $553,347       $590,633       $628,732       $640,120       $558,687

Portfolio turnover rate .................        22.10%          18.03%         18.61%         17.26%         14.93%         13.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                           SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                            MARCH 31, 2008   ---------------------------------------------------------------------
CLASS B                                      (UNAUDITED)       2007           2006           2005           2004           2003
                                           ----------------  --------       --------       --------       --------       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period.....     $  30.78        $  24.75       $  24.15       $  21.43       $  19.79       $  15.20
                                              --------        --------       --------       --------       --------       --------
Income from investment operations (a):

  Net investment income (loss) (b)......         (0.15)         (0.28)          (0.23)         (0.18)         (0.25)         (0.25)

  Net realized and unrealized gains
    (losses).............................        (3.60)           6.31           0.83           2.90           1.89           4.84
                                              --------        --------       --------       --------       --------       --------
Total from investment operations.........        (3.75)           6.03           0.60           2.72           1.64           4.59
                                              --------        --------       --------       --------       --------       --------
Less distributions from net realized
  gains..................................        (0.71)             --             --             --             --             --
                                              --------        --------       --------       --------       --------       --------
Redemption fees.......... ...............           -- (e)          -- (e)         -- (e)         -- (e)         -- (e)         --
                                              --------        --------       --------       --------       --------       --------
Net asset value, end of period...........     $  26.32        $  30.78       $  24.75       $  24.15       $  21.43       $  19.79
                                              ========        ========       ========       ========       ========       ========

Total return (c).........................       (12.49)%         24.36%          2.48%         12.69%          8.29%         30.20%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses.................................         1.73% (f)       1.75% (f)      1.72% (f)      1.74% (f)      1.72% (f)      1.79%

Net investment income (loss).............        (1.03)%         (1.06)%        (0.95)%        (0.76)%        (1.16)%        (1.15)%

SUPPLEMENTAL DATA

Net assets, end of period (000's)........     $ 13,743        $ 16,625       $ 18,718       $ 19,497       $ 18,824%      $ 10,406

Portfolio turnover rate..................        22.10%          18.03%         18.61%         17.26%         14.93%         13.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.


                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 49

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                            SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2008   --------------------------------------------------------------------
CLASS C                                        (UNAUDITED)      2007           2006           2005           2004           2003
                                            ----------------  --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period......    $  30.46        $  24.50       $  23.90       $  21.21       $  19.59       $  15.04
                                              --------        --------       --------       --------       --------       --------
Income from investment operations (a):

  Net investment income (loss) (b)........       (0.15)          (0.28)         (0.23)         (0.17)         (0.25)         (0.25)

  Net realized and unrealized gains
     (losses).............................       (3.56)           6.24           0.83           2.86           1.87           4.80
                                              --------        --------       --------       --------       --------       --------
Total from investment operations..........       (3.71)           5.96           0.60           2.69           1.62           4.55
                                              --------        --------       --------       --------       --------       --------
Less distributions from net realized
  gains...................................       (0.71)             --             --             --             --             --
                                              --------        --------       --------       --------       --------       --------
Redemption fees...........................          -- (e)          -- (e)         -- (e)         -- (e)         -- (e)         --
                                              --------        --------       --------       --------       --------       --------
Net asset value, end of period............    $  26.04        $  30.46       $  24.50       $  23.90       $  21.21       $  19.59
                                              ========        ========       ========       ========       ========       ========

Total return (c)..........................      (12.49)%         24.33%          2.51%         12.68%          8.27%         30.25%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses..................................        1.73% (f)       1.74% (f)      1.71% (f)      1.74% (f)      1.72% (f)      1.79%

Net investment income (loss)..............       (1.03)%         (1.05)%        (0.94)%        (0.76)%        (1.16)%        (1.15)%

SUPPLEMENTAL DATA

Net assets, end of period (000's).........    $ 61,431        $ 70,413       $ 69,069       $ 73,587       $ 75,642       $ 66,952

Portfolio turnover rate...................       22.10%          18.03%         18.61%         17.26%         14.93%         13.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

50 | The accompanying notes are an integral part of these financial statements.
                            |  Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN DYNATECH FUND                                     COUNTRY       SHARES        VALUE
-----------------------------------------------------  --------------  ---------  --------------
    COMMON STOCKS 97.4%
    AIR FREIGHT & LOGISTICS 1.5%
    C.H. Robinson Worldwide Inc......................   United States    150,000   $   8,160,000
                                                                                   -------------

    BIOTECHNOLOGY 9.6%
(a) Celgene Corp.....................................   United States    200,000      12,258,000
(a) Genentech Inc....................................   United States    250,000      20,295,000
(a) Gilead Sciences Inc..............................   United States    300,000      15,459,000
(a) Millennium Pharmaceuticals Inc...................   United States    200,000       3,092,000
                                                                                   -------------
                                                                                      51,104,000
                                                                                   -------------

    CAPITAL MARKETS 0.8%
    The Goldman Sachs Group Inc......................   United States     25,000       4,134,750
                                                                                   -------------

    CHEMICALS 6.2%
    Monsanto Co......................................   United States    100,000      11,150,000
(a) The Mosaic Co....................................   United States     40,000       4,104,000
    Potash Corp. of Saskatchewan Inc.................       Canada        20,000       3,104,200
    Sigma-Aldrich Corp...............................   United States    250,000      14,912,500
                                                                                   -------------
                                                                                      33,270,700
                                                                                   -------------

    COMMERCIAL SERVICES & SUPPLIES 0.8%
(a) Stericycle Inc...................................   United States     85,000       4,377,500
                                                                                   -------------

    COMMUNICATIONS EQUIPMENT 6.1%
(a) Cisco Systems Inc................................   United States    450,000      10,840,500
    Nokia Corp., ADR.................................      Finland       220,000       7,002,600
    QUALCOMM Inc.....................................   United States    200,000       8,200,000
(a) Research In Motion Ltd...........................       Canada        60,000       6,733,800
                                                                                   -------------
                                                                                      32,776,900
                                                                                   -------------

    COMPUTERS & PERIPHERALS 7.4%
(a) Apple Inc........................................   United States    165,000      23,677,500
    Hewlett-Packard Co...............................   United States    340,000      15,524,400
                                                                                   -------------
                                                                                      39,201,900
                                                                                   -------------

    DIVERSIFIED TELECOMMUNICATION SERVICES 1.1%
    AT&T Inc. .......................................   United States    150,000       5,745,000
                                                                                   -------------

    ELECTRICAL EQUIPMENT 1.0%
    ABB Ltd., ADR....................................    Switzerland     200,000       5,384,000
                                                                                   -------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS 0.8%
(a) Dolby Laboratories Inc., A ......................   United States    100,000       3,626,000
(a) FLIR Systems Inc. ...............................   United States     20,000         601,800
                                                                                   -------------
                                                                                       4,227,800
                                                                                   -------------

    ENERGY EQUIPMENT & SERVICES 5.3%
(a) FMC Technologies Inc.............................   United States    200,000      11,378,000
    Schlumberger Ltd.................................   United States    150,000      13,050,000
                                                                                   -------------
(a) Weatherford International Ltd....................   United States     50,000       3,623,500
                                                                                   -------------

                                                          Semiannual Report | 51

Franklin Custodian Funds

FRANKLIN DYNATECH FUND                                     COUNTRY       SHARES        VALUE
-----------------------------------------------------  --------------  ---------  --------------
    COMMON STOCKS (CONTINUED)
    HEALTH CARE EQUIPMENT & SUPPLIES 7.1%
    Alcon Inc. ......................................    Switzerland     100,000   $  14,225,000
(a) Intuitive Surgical Inc. .........................   United States     10,000       3,243,500
    Medtronic Inc. ..................................   United States    150,000       7,255,500
    Stryker Corp. ...................................   United States    200,000      13,010,000
                                                                                   -------------
                                                                                      37,734,000
                                                                                   -------------

    HEALTH CARE PROVIDERS & SERVICES 1.3%
(a) Express Scripts Inc. ............................   United States     40,000       2,572,800
(a) VCA Antech Inc. .................................   United States    150,000       4,102,500
                                                                                   -------------
                                                                                       6,675,300
                                                                                   -------------

    HOTELS, RESTAURANTS & LEISURE 1.1%
    International Game Technology ...................   United States    150,000       6,031,500
                                                                                   -------------

    INTERNET & CATALOG RETAIL 1.5%
(a) Amazon.com Inc. .................................   United States     60,000       4,278,000
(a) Priceline.com Inc. ..............................   United States     30,000       3,625,800
                                                                                   -------------
                                                                                       7,903,800
                                                                                   -------------

    INTERNET SOFTWARE & SERVICES 5.3%
(a) Baidu.com Inc., ADR .............................       China         10,000       2,396,300
(a) Google Inc., A ..................................   United States     40,000      17,618,800
(a) Mercadolibre Inc. ...............................     Argentina       50,000       1,988,000
(a) Omniture Inc. ...................................   United States    150,000       3,481,500
(a) Sohu.com Inc. ...................................       China         60,000       2,707,800
                                                                                   -------------
                                                                                      28,192,400
                                                                                   -------------

    IT SERVICES 4.5%
    MasterCard Inc., A ..............................   United States     20,000       4,459,800
(a) Visa Inc., A ....................................   United States    309,600      19,306,656
                                                                                   -------------
                                                                                      23,766,456
                                                                                   -------------

    LIFE SCIENCES TOOLS & SERVICES 3.7%
(a) Covance Inc. ....................................   United States     45,000       3,733,650
    Pharmaceutical Product Development Inc. .........   United States    120,000       5,028,000
(a) Waters Corp. ....................................   United States    200,000      11,140,000
                                                                                   -------------
                                                                                      19,901,650
                                                                                   -------------

    METALS & MINING 0.4%
    Nucor Corp. .....................................   United States     30,000       2,032,200
                                                                                   -------------

    PHARMACEUTICALS 5.5%
    Allergan Inc. ...................................   United States     80,000       4,511,200
    Johnson & Johnson ...............................   United States    100,000       6,487,000
    Novo-Nordisk AS, ADR ............................      Denmark       100,000       6,924,000
    Teva Pharmaceutical Industries Ltd., ADR.........       Israel       250,000      11,547,500
                                                                                   -------------
                                                                                      29,469,700
                                                                                   -------------

52 | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND                                                                   COUNTRY       SHARES        VALUE
-----------------------------------------------------------------------------------   -------------  ----------  -------------
    COMMON STOCKS (CONTINUED)
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 9.4%
(a) Hittite Microwave Corp. .......................................................   United States      60,000  $   2,245,200
    Intel Corp. ...................................................................   United States   1,125,000     23,827,500
    KLA-Tencor Corp. ..............................................................   United States     100,000      3,710,000
(a) Lam Research Corp. ............................................................   United States     125,000      4,777,500
(a) MEMC Electronic Materials Inc. ................................................   United States      60,000      4,254,000
(a) NVIDIA Corp. ..................................................................   United States     300,000      5,937,000
(a) Varian Semiconductor Equipment Associates Inc. ................................   United States     200,000      5,630,000
                                                                                                                 -------------
                                                                                                                    50,381,200
                                                                                                                 -------------

    SOFTWARE 11.7%
(a) Activision Inc. ...............................................................   United States      50,000      1,365,500
(a) Adobe Systems Inc. ............................................................   United States     350,000     12,456,500
(a) Autodesk Inc. .................................................................   United States     100,000      3,148,000
(a) Concur Technologies Inc. ......................................................   United States     135,000      4,191,750
(a) Electronic Arts Inc. ..........................................................   United States     140,000      6,988,800
    Microsoft Corp. ...............................................................   United States     425,000     12,061,500
    Nintendo Co. Ltd., ADR ........................................................       Japan         150,000      9,723,000
(a) Salesforce.com Inc. ...........................................................   United States     100,000      5,787,000
(a) UbiSoft Entertainment SA ......................................................      France          75,000      6,459,587
                                                                                                                 -------------
                                                                                                                    62,181,637
                                                                                                                 -------------

    WIRELESS TELECOMMUNICATION SERVICES 5.3%
    America Movil SAB de CV, L, ADR ...............................................      Mexico         140,000      8,916,600
(a) American Tower Corp., A .......................................................   United States     185,000      7,253,850
    China Mobile (Hong Kong) Ltd., ADR ............................................       China          85,000      6,375,850
    Mobile TeleSystems, ADR .......................................................      Russia          30,000      2,275,500
    Vimpel-Communications, ADR ....................................................      Russia         120,000      3,586,800
                                                                                                                 -------------
                                                                                                                    28,408,600
                                                                                                                 -------------
    TOTAL COMMON STOCKS (COST $284,157,558) .......................................                                519,112,493
                                                                                                                 -------------

    SHORT TERM INVESTMENT (COST $15,195,393) 2.8%
    MONEY MARKET FUND 2.8%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.50% ..........   United States  15,195,393     15,195,393
                                                                                                                 -------------
    TOTAL INVESTMENTS (COST $299,352,951) 100.2% ..................................                                534,307,886
    OTHER ASSETS, LESS LIABILITIES (0.2)% .........................................                                   (942,769)
                                                                                                                 -------------
    NET ASSETS 100.0% .............................................................                              $ 533,365,117
                                                                                                                 =============

See Selected Portfolio Abbreviations on page 94.

(a) Non-income producing for the twelve months ended March 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 53

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                   SIX MONTHS ENDED                             YEAR ENDED SEPTEMBER 30,
                                    MARCH 31, 2008   ------------------------------------------------------------------------------
CLASS A                               (UNAUDITED)       2007             2006             2005             2004             2003
                                   ----------------  ----------       ----------       ----------       ----------       ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
  of period ....................   $     46.36       $    39.10       $    34.83       $    30.58       $    26.87       $    22.02
                                   -----------       ----------       ----------       ----------       ----------       ----------
Income from investment
  operations (a):

  Net investment income (b)......         0.10             0.16             0.12             0.13             0.06             0.08

  Net realized and unrealized
    gains (losses) ..............        (5.93)            7.21             4.21             4.20             3.68             4.81
                                   -----------       ----------       ----------       ----------       ----------       ----------
Total from investment
  operations. ...................        (5.83)            7.37             4.33             4.33             3.74             4.89
                                   -----------       ----------       ----------       ----------       ----------       ----------
Less distributions from net
  investment income .............        (0.13)           (0.11)           (0.06)           (0.08)           (0.03)           (0.04)
                                   -----------       ----------       ----------       ----------       ----------       ----------
Redemption fees .................           -- (e )          -- (e)           -- (e)           -- (e)           -- (e)           --
                                   -----------       ----------       ----------       ----------       ----------       ----------
Net asset value, end of
  period ........................  $     40.40       $    46.36       $    39.10       $    34.83       $    30.58       $    26.87
                                   ===========       ==========       ==========       ==========       ==========       ==========

Total return (c) ................       (12.61)%          18.87%           12.46%           14.17%           13.92%           22.27%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ........................         0.91% (f)        0.93% (f)        0.91% (f)        0.94% (f)        0.98% (f)        1.06%

Net investment income ...........         0.46%            0.37%            0.34%            0.40%            0.20%            0.31%

SUPPLEMENTAL DATA

Net assets, end of
  period (000's). ...............  $ 1,883,485       $2,123,419       $1,695,802       $1,567,675       $1,531,871       $1,433,742

Portfolio turnover rate .........         4.14%            0.37%            2.21%            1.16%            1.56%            5.12%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) Benefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                            SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2008   --------------------------------------------------------------------
CLASS B                                       (UNAUDITED)       2007           2006           2005           2004           2003
                                            ----------------  -------        --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period .....    $  44.42        $  37.65       $  33.73       $  29.77       $  26.32       $  21.70
                                              --------        --------       --------       --------       --------       --------
Income from investment operations (a):

  Net investment income (loss) (b)........       (0.06)          (0.16)         (0.15)         (0.11)         (0.16)         (0.11)

  Net realized and unrealized
    gains (losses) .......................       (5.70)           6.93           4.07           4.07           3.61           4.73
                                              --------        --------       --------       --------       --------       --------
Total from investment operations .........       (5.76)           6.77           3.92           3.96           3.45           4.62
                                              --------        --------       --------       --------       --------       --------
Redemption fees ..........................          -- (e)          -- (e)         -- (e)         -- (e)         -- (e)         --
                                              --------        --------       --------       --------       --------       --------
Net asset value, end of period ...........    $  38.66        $  44.42       $  37.65       $  33.73       $  29.77       $  26.32
                                              ========        ========       ========       ========       ========       ========

Total return (c) .........................      (12.97)%         17.98%         11.62%         13.30%         13.11%         21.29%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses .................................        1.67% (f)       1.69% (f)      1.67% (f)      1.69% (f)      1.73% (f)      1.81%

Net investment income (loss) .............       (0.30)%         (0.39)%        (0.42)%        (0.35)%        (0.55)%        (0.44)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ........    $109,614        $138,640       $122,871       $123,926       $121,986       $103,499

Portfolio turnover rate ..................        4.14%           0.37%          2.21%          1.16%          1.56%          5.12%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                            SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2008   --------------------------------------------------------------------
CLASS C                                        (UNAUDITED)      2007           2006           2005           2004           2003
                                            ----------------  --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period.....     $   44.03       $  37.32       $  33.43       $  29.51       $  26.09       $  21.51
                                              ---------       --------       --------       --------       --------       --------
Income from investment operations (a):

  Net investment income (loss) (b).......         (0.06)         (0.16)         (0.15)         (0.11)         (0.16)         (0.11)

  Net realized and unrealized
    gains (losses). .....................         (5.64)          6.87           4.04           4.03           3.58           4.69
                                              ---------       --------       --------       --------       --------       --------
Total from investment operations.........         (5.70)          6.71           3.89           3.92           3.42           4.58
                                              ---------       --------       --------       --------       --------       --------
Redemption fees .........................            -- (e)         -- (e)         -- (e)         -- (e)         -- (e)         --
                                              ---------       --------       --------       --------       --------       --------
Net asset value, end of period...........     $   38.33       $  44.03       $  37.32       $  33.43       $  29.51       $  26.09
                                              =========       ========       ========       ========       ========       ========

Total return (c).........................        (12.95)%        17.98%         11.60%         13.32%         13.11%         21.29%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses.................................          1.67% (f)      1.69% (f)      1.66% (f)      1.69% (f)      1.73% (f)      1.82%

Net investment income (loss).............         (0.30)%        (0.39)%        (0.41)%        (0.35)%        (0.55)%        (0.45)%

SUPPLEMENTAL DATA

Net assets, end of period (000's)........     $ 290,535       $340,671       $273,512       $270,538       $270,131       $259,169

Portfolio turnover rate .................          4.14%          0.37%          2.21%          1.16%          1.56%          5.12%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d) Ratios are annualized for periods less than one year.

(e) Amount rounds to less than $0.01 per share.

(f) Benefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND


                                    SIX MONTHS ENDED                             YEAR ENDED SEPTEMBER 30,
                                     MARCH 31, 2008        --------------------------------------------------------------------
CLASS R                               (UNAUDITED)            2007           2006           2005           2004           2003
                                    ----------------       --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning of
  period ......................     $          45.99       $  38.80       $  34.59       $  30.39       $  26.74       $  21.98
                                    ----------------       --------       --------       --------       --------       --------
Income from investment
  operations (a):

  Net investment income
    (loss) (b) ................                 0.05           0.04           0.02           0.05          (0.02)            -- (e)

  Net realized and unrealized
    gains (losses). ...........                (5.90)          7.16           4.19           4.16           3.67           4.81
                                    ----------------       --------       --------       --------       --------       --------
Total from investment
  operations ..................                (5.85)          7.20           4.21           4.21           3.65           4.81
                                    ----------------       --------       --------       --------       --------       --------
Less distributions from
  net investment income .......                (0.03)         (0.01)            -- (e)      (0.01)            --          (0.05)
                                    ----------------       --------       --------       --------       --------       --------
Redemption fees ...............                   -- (e)         -- (e)         -- (e)         -- (e)         -- (e)         --
                                    ----------------       --------       --------       --------       --------       --------
Net asset value, end of
period ........................     $          40.11       $  45.99       $  38.80       $  34.59       $  30.39       $  26.74
                                    ================       ========       ========       ========       ========       ========

Total return (c)...............               (12.73)%        18.55%         12.18%         13.87%         13.65%         21.92%

RATIOS TO AVERAGE NET
  ASSETS (d)

Expenses ......................                 1.17% (f)      1.19% (f)      1.17% (f)      1.19% (f)      1.23% (f)      1.31%

Net investment income (loss) ..                 0.20%          0.11%          0.08%          0.15%         (0.05)%         0.06%

SUPPLEMENTAL DATA

Net assets, end of period
  (000's) .....................     $         53,200       $ 53,134       $ 37,804       $ 27,818       $ 20,060       $ 14,755

Portfolio turnover rate .......                 4.14%          0.37%          2.21%          1.16%          1.56%          5.12%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                    SIX MONTHS ENDED
                                     MARCH 31, 2008                             YEAR ENDED SEPTEMBER 30,
                                    ----------------       --------------------------------------------------------------------
ADVISOR CLASS                         (UNAUDITED)            2007           2006           2005           2004           2003
                                    ----------------       --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning of
  period ......................     $          46.45       $  39.17       $  34.89       $  30.63       $  26.91       $  22.06
                                    ----------------       --------       --------       --------       --------       --------
Income from investment
  operations (a):

  Net investment income (b)....                 0.15           0.27           0.22           0.21           0.14           0.14

  Net realized and unrealized
    gains (losses). ...........                (5.94)          7.21           4.21           4.21           3.67           4.82
                                    ----------------       --------       --------       --------       --------       --------
Total from investment
  operations ..................                (5.79)          7.48           4.43           4.42           3.81           4.96
                                    ----------------       --------       --------       --------       --------       --------
Less distributions from net
  investment income ...........                (0.23)         (0.20)         (0.15)         (0.16)         (0.09)         (0.11)
                                    ----------------       --------       --------       --------       --------       --------
Redemption fees ...............                   -- (e)         -- (e)         -- (e)         -- (e)         -- (e)         --
                                    ----------------       --------       --------       --------       --------       --------
Net asset value, end of
  period ......................     $          40.43       $  46.45       $  39.17       $  34.89       $  30.63       $  26.91
                                    ================       ========       ========       ========       ========       ========

Total return (c)...............               (12.51)%        19.16%         12.73%         14.45%         14.19%         22.58%

RATIOS TO AVERAGE NET
  ASSETS (d)

Expenses ......................                 0.67% (f)      0.69% (f)      0.67% (f)      0.69% (f)      0.73% (f)      0.81%

Net investment income .........                 0.70%          0.61%          0.58%          0.65%          0.45%          0.56%

SUPPLEMENTAL DATA

Net assets, end of
  period (000's) ..............     $        295,749       $363,221       $274,603       $221,752       $133,332       $ 41,216

Portfolio turnover rate .......                 4.14%          0.37%          2.21%          1.16%          1.56%          5.12%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Total return is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN GROWTH FUND                                SHARES           VALUE
---------------------------------------------     -----------    ------------
    COMMON STOCKS 100.0%
    CONSUMER DISCRETIONARY 9.0%
    Carnival Corp. ..........................         565,000    $ 22,871,200
    Clear Channel Communications Inc. .......         500,000      14,610,000
(a) Expedia Inc. ............................         300,100       6,569,189
(a) Ford Motor Co. ..........................       1,100,000       6,292,000
    General Motors Corp. ....................         400,000       7,620,000
    Genuine Parts Co. .......................         375,400      15,098,588
    Harley-Davidson Inc. ....................         500,000      18,750,000
(a) IAC/InterActiveCorp. ................ ...         300,100       6,230,076
    Johnson Controls Inc. ...................       1,200,000      40,560,000
    Time Warner Inc. ........................       1,350,000      18,927,000
    VF Corp. ................................         500,000      38,755,000
(a) Viacom Inc., A ..........................         100,000       3,963,000
(a) Viacom Inc., B ..........................          50,000       1,981,000
    The Walt Disney Co. .....................       1,130,000      35,459,400
                                                                 ------------
                                                                  237,686,453
                                                                 ------------
    CONSUMER STAPLES 0.9%
    CVS Caremark Corp. ......................         126,293       5,116,129
    The Hershey Co. .........................         400,000      15,068,000
    The Procter & Gamble Co. ................          35,000       2,452,450
                                                                 ------------
                                                                   22,636,579
                                                                 ------------
    ENERGY 2.3%
    BP PLC, ADR .............................         350,200      21,239,630
    ConocoPhillips ..........................          35,000       2,667,350
    Devon Energy Corp. ......................          50,000       5,216,500
    Exxon Mobil Corp. .......................          70,000       5,920,600
    Royal Dutch Shell PLC, A, ADR ...........         280,000      19,314,400
    Schlumberger Ltd. .......................          40,000       3,480,000
(a) Transocean Inc. .........................          15,222       2,058,014
                                                                 ------------
                                                                   59,896,494
                                                                 ------------
    FINANCIALS 0.9%
    AFLAC Inc. ..............................          85,000       5,520,750
    Moody's Corp. ...........................         538,000      18,738,540
                                                                 ------------
                                                                   24,259,290
                                                                 ------------
    HEALTH CARE 21.4%
    Abbott Laboratories .....................         400,000      22,060,000
(a) Advanced Medical Optics Inc. ............          88,888       1,804,427
    Allergan Inc. ...........................         800,000      45,112,000
(a) Amgen Inc. ..............................         932,000      38,938,960
    Baxter International Inc. ...............         400,000      23,128,000
(a) Biogen Idec Inc. ........................         400,000      24,676,000
    Cardinal Health Inc. ....................         300,000      15,753,000
(a) Celgene Corp. ...........................          25,000       1,532,250
(a) Dionex Corp. ............................         250,000      19,247,500
(a) Edwards Lifesciences Corp. ..............          50,000       2,227,500

                                                          Semiannual Report | 59

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                SHARES           VALUE
---------------------------------------------     -----------    ------------
    COMMON STOCKS (CONTINUED)
    HEALTH CARE (CONTINUED)
    Eli Lilly and Co. .......................         400,000    $ 20,636,000
(a) Genentech Inc. ..........................       1,000,000      81,180,000
(a) Hospira Inc. ...........................           40,000       1,710,800
    IMS Health Inc. .........................         500,000      10,505,000
(a) Intuitive Surgical Inc. .................           1,000         324,350
    Johnson & Johnson .......................       1,081,000      70,124,470
(a) Medco Health Solutions Inc. .............          96,480       4,224,859
    Medtronic Inc. ..........................          60,000       2,902,200
    Merck & Co. Inc. ........................         500,000      18,975,000
(a) Millipore Corp. .........................         400,000      26,964,000
    Pfizer Inc. .............................       2,170,000      45,418,100
    Quest Diagnostics Inc. ..................         500,000      22,635,000
    Roche Holding AG, ADR ...................          40,000       3,779,000
    Schering-Plough Corp. ...................         120,000       1,729,200
(a) Waters Corp. ............................         500,000      27,850,000
    Wyeth ...................................         600,000      25,056,000
(a) Zimmer Holdings Inc. ....................          64,000       4,983,040
                                                                 ------------
                                                                  563,476,656
                                                                 ------------
    INDUSTRIALS 41.2%
    3M Co. ..................................         855,000      67,673,250
    Air France-KLM, ADR   . .................         550,000      15,482,500
(a) Alaska Air Group Inc. ...................         500,000       9,810,000
(a) AMR Corp. ...............................       2,000,000      18,040,000
    Arkansas Best Corp. .....................         500,000      15,930,000
    Avery Dennison Corp. ....................         462,000      22,753,500
    The Boeing Co. ..........................       1,045,000      77,716,650
(a) British Airways PLC, ADR  ...............         500,000      23,175,000
    Canadian National Railway Co. ...........         500,000      24,160,000
    Canadian Pacific Railway Ltd. ...........         500,000      32,145,000
(a) Continental Airlines Inc., B ............       1,000,000      19,230,000
    Dun & Bradstreet Corp. ..................         122,000       9,928,360
    Emerson Electric Co. ....................       1,000,000      51,460,000
    Equifax Inc. ............................         400,000      13,792,000
    Expeditors International of
      Washington Inc. .......................          80,000       3,614,400
    FedEx Corp. .............................          40,000       3,706,800
    Forward Air Corp. .......................         500,000      17,720,000
    General Dynamics Corp. ..................       1,000,000      83,370,000
    General Electric Co. ....................          70,000       2,590,700
    Heartland Express Inc. . ................         500,000       7,130,000
    Illinois Tool Works Inc. ................       1,000,000      48,230,000
    Ingersoll-Rand Co. Ltd., A ..............       1,002,000      44,669,160
    Lockheed Martin Corp. ...................         500,000      49,650,000
    Northrop Grumman Corp. ..................       1,000,000      77,810,000
    Pall Corp. ..............................         500,000      17,535,000
    Raytheon Co. ............................         600,000      38,766,000
    Robert Half International Inc. ..........         300,000       7,722,000
    Rockwell Collins Inc. ...................         100,000       5,715,000

60 | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                SHARES           VALUE
---------------------------------------------     -----------    --------------
    COMMON STOCKS (CONTINUED)
    INDUSTRIALS (CONTINUED)
    Southwest Airlines Co. ..................          65,200    $      808,480
(a) SunPower Corp., A .......................           2,000           149,020
    Teleflex Inc. ...........................         500,000        23,855,000
    Textron Inc. ............................       1,050,000        58,191,000
(a) Thomas & Betts Corp. ....................         500,000        18,185,000
    Tyco International Ltd. .................         387,513        17,069,948
    Union Pacific Corp. .....................         300,000        37,614,000
    United Technologies Corp. ...............         850,000        58,497,000
    W.W. Grainger Inc. ......................         550,000        42,014,500
    Werner Enterprises Inc. .................         500,000         9,280,000
(a) YRC Worldwide Inc. ......................         700,000         9,184,000
                                                                 --------------
                                                                  1,084,373,268
                                                                 --------------
    INFORMATION TECHNOLOGY 21.2%
(a) Agilent Technologies Inc. ...............         400,000        11,932,000
(a) Apple Inc. ..............................         800,000       114,800,000
    Automatic Data Processing Inc. ..........         700,000        29,673,000
(a) Cisco Systems Inc. ......................       1,545,000        37,219,050
(a) Computer Sciences Corp. .................       1,000,000        40,790,000
(a) Dell Inc. ...............................         500,000         9,960,000
(a) EMC Corp. ...............................       1,000,000        14,340,000
(a) Google Inc., A ..........................          27,000        11,892,690
    Hewlett-Packard Co. .....................       1,156,250        52,794,375
    Intel Corp. .............................         970,000        20,544,600
    International Business Machines Corp.....         580,000        66,781,200
    KLA-Tencor Corp. ........................          35,000         1,298,500
(a) Logitech International SA   .............         150,000         3,816,000
(a) Mettler-Toledo International Inc. .......          50,000         4,856,000
    Microsoft Corp. .........................       1,175,000        33,346,500
    Molex Inc. ..............................         146,483         3,392,546
    Molex Inc., A ...........................         146,483         3,202,119
(a) Oracle Corp. ............................         500,000         9,780,000
    Paychex Inc. ............................          50,000         1,713,000
    QUALCOMM Inc. ...........................         110,000         4,510,000
(a) Sun Microsystems Inc. ...................         400,000         6,212,000
    Texas Instruments Inc. ..................         515,000        14,559,050
    Tyco Electronics Ltd.....................         387,513        13,299,446
(a) Verigy Ltd...............................          48,974           922,670
(a) Yahoo! Inc. .............................       1,600,000        46,288,000
                                                                 --------------
                                                                    557,922,746
                                                                 --------------
    MATERIALS 2.6%
    Air Products and Chemicals Inc. .........         500,000        46,000,000
    Sigma-Aldrich Corp. .....................         400,000        23,860,000
                                                                 --------------
                                                                     69,860,000
                                                                 --------------
    TELECOMMUNICATION SERVICES 0.2%
(a) American Tower Corp., A .................         115,000         4,509,150
                                                                 --------------

                                                          Semiannual Report | 61

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                                                SHARES           VALUE
-----------------------------------------------------------------------------     ----------    --------------
    COMMON STOCKS (CONTINUED)
    UTILITIES 0.3%
    Exelon Corp. ............................................................         50,000    $    4,063,500
    Public Service Enterprise Group Inc......................................        100,000         4,019,000
                                                                                                --------------
                                                                                                     8,082,500
                                                                                                --------------
    TOTAL COMMON STOCKS (COST $1,125,153,369) ...............................                    2,632,703,136
                                                                                                --------------
    SHORT TERM INVESTMENT (COST $2,357,461) 0.1%
    MONEY MARKET FUND 0.1%
(b) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.50% ....      2,357,461         2,357,461
                                                                                                --------------
    TOTAL INVESTMENTS (COST $1,127,510,830) 100.1% ..........................                    2,635,060,597
    OTHER ASSETS, LESS LIABILITIES (0.1)% ...................................                       (2,477,648)
                                                                                                --------------
    NET ASSETS 100.0% .......................................................                   $2,632,582,949
                                                                                                ==============

See Selected Portfolio abbreviations list on page 94.

(a)   Non-income producing for the twelve months ended March 31, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

62 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND


                          SIX MONTHS ENDED                               YEAR ENDED SEPTEMBER 30,
                           MARCH 31, 2008    ------------------------------------------------------------------------------------
CLASS A                     (UNAUDITED)          2007               2006               2005               2004            2003
                          ----------------   ------------       ------------       ------------       ------------    -----------
PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
  beginning of period ... $       2.74       $       2.57       $       2.50       $       2.42       $       2.25    $      1.90
                          ------------       ------------       ------------       ------------       ------------    -----------

Income from investment
  operations (a):

  Net investment
    income (b)...........         0.08               0.14               0.14               0.14               0.12           0.14

  Net realized and
    unrealized
     gains (losses) .....        (0.27)              0.21               0.09               0.10               0.22           0.38
                          ------------       ------------       ------------       ------------       ------------    -----------

Total from investment
   operations ...........        (0.19)              0.35               0.23               0.24               0.34           0.52
                          ------------       ------------       ------------       ------------       ------------    -----------

Less distributions from:

  Net investment
    income ..............        (0.08)             (0.14)             (0.15)             (0.15)             (0.16)         (0.16)

  Net realized gains ....        (0.06)             (0.04)             (0.01)             (0.01)             (0.01)         (0.01)
                          ------------       ------------       ------------       ------------       ------------    -----------

Total distributions .....        (0.14)             (0.18)             (0.16)             (0.16)             (0.17)         (0.17)
                          ------------       ------------       ------------       ------------       ------------    -----------

Redemption fees ........            -- (e)             -- (e)             -- (e)             -- (e)             -- (e)         --
                          ------------       ------------       ------------       ------------       ------------    -----------

Net asset value,
  end of period ......... $       2.41       $       2.74       $       2.57       $       2.50       $       2.42    $      2.25
                          ============       ============       ============       ============       ============    ===========

Total return (c)                 (7.22)%            14.14%              9.73%             10.45%             15.50%         28.12%

RATIOS TO AVERAGE
  NET ASSETS (d)

Expenses ...............          0.62% (f)          0.63% (f)          0.64% (g)          0.65% (g)          0.68% (f)       0.73%

Net investment income ...         6.25%              5.31%              5.61%              5.54%              5.11%           6.63%

SUPPLEMENTAL DATA

Net assets, end
  of period (000's) ..... $ 32,595,956       $ 35,476,603       $ 26,641,398       $ 21,934,575       $ 14,743,190     $ 9,640,156

Portfolio turnover
  rate ..................        22.44%             25.45%             28.35%             28.51%             31.90%          48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

                               Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 63

Franklin Custodian Funds

FRANKLIN INCOME FUND

                               SIX MONTHS ENDED                                YEAR ENDED SEPTEMBER 30,
                                MARCH 31, 2008     --------------------------------------------------------------------------------
CLASS B                           (UNAUDITED)          2007              2006             2005             2004             2003
                               ----------------    -----------       -----------       ----------       ----------       ----------
PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
   of period ................   $       2.73       $      2.56       $      2.49       $     2.41       $     2.24       $     1.90
                                ------------       -----------       -----------       ----------       ----------       ----------

Income from investment
  operations (a):

  Net investment income (b)...          0.07              0.12              0.12             0.11             0.10             0.12

  Net realized and
   unrealized gains
     (losses) ...............          (0.27)             0.21              0.08             0.11             0.22             0.37
                                ------------       -----------       -----------       ----------       ----------       ----------

Total from investment
  operations ................          (0.20)             0.33              0.20             0.22             0.32             0.49
                                ------------       -----------       -----------       ----------       ----------       ----------

Less distributions from:

  Net investment income .....          (0.07)            (0.12)            (0.12)           (0.13)           (0.14)           (0.14)

  Net realized gains ........          (0.06)            (0.04)            (0.01)           (0.01)           (0.01)           (0.01)
                                ------------       -----------       -----------       ----------       ----------       ----------

Total distributions .........          (0.13)            (0.16)            (0.13)           (0.14)           (0.15)           (0.15)
                                ------------       -----------       -----------       ----------       ----------       ----------

Redemption fees .............             -- (e)            -- (e)            -- (e)           -- (e)           -- (e)           --
                                ------------       -----------       -----------       ----------       ----------       ----------

Net asset value, end
  of period .................   $       2.40       $      2.73       $      2.56       $     2.49       $     2.41       $     2.24
                                ============       ===========       ===========       ==========       ==========       ==========

Total return (c)..............         (7.67)%           13.23%             8.83%            9.57%           14.59%           26.58%

RATIOS TO AVERAGE NET
  ASSETS (d)

Expenses ....................           1.47% (f)         1.48% (f)         1.49% (g)        1.50% (g)        1.53% (f)        1.58%

Net investment income .......           5.40%             4.46%             4.76%            4.69%            4.26%            5.78%

SUPPLEMENTAL DATA

Net assets, end of period
  (000's) ...................   $  3,179,241       $ 3,745,636       $ 3,743,374       $3,922,396       $3,486,880       $2,083,783

Portfolio turnover rate .....          22.44%            25.45%            28.35%           28.51%           31.90%           48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

 64 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                      SIX MONTHS ENDED                           YEAR ENDED  SEPTEMBER 30,
                                       MARCH 31, 2008    -----------------------------------------------------------------------
CLASS B1                                (UNAUDITED)         2007           2006             2005            2004          2003
                                      ----------------   ---------       ---------       ---------       ---------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
  of period ..........................   $    2.74       $    2.57       $    2.50       $    2.42       $    2.25     $    1.90
                                         ---------       ---------       ---------       ---------       ---------     ---------

Income from investment operations (a):

   Net investment income (b)...........       0.07            0.13            0.13            0.12            0.11          0.13

   Net realized and unrealized
    gains (losses) ...................       (0.27)           0.21            0.08            0.11            0.21          0.38
                                         ---------       ---------       ---------       ---------       ---------     ---------

Total from investment operations .....       (0.20)           0.34            0.21            0.23            0.32          0.51
                                         ---------       ---------       ---------       ---------       ---------     ---------

Less distributions from:

   Net investment income .............       (0.07)          (0.13)          (0.13)          (0.14)          (0.14)        (0.15)

   Net realized gains ................       (0.06)          (0.04)          (0.01)          (0.01)          (0.01)        (0.01)
                                         ---------       ---------       ---------       ---------       ---------     ---------

Total distributions ..................       (0.13)          (0.17)          (0.14)          (0.15)          (0.15)        (0.16)
                                         ---------       ---------       ---------       ---------       ---------     ---------

Redemption fees ......................          -- (e)          -- (e)          -- (e)          -- (e)          -- (e)        --
                                         ---------       ---------       ---------       ---------       ---------     ---------

Net asset value, end of period .......   $    2.41       $    2.74       $    2.57       $    2.50       $    2.42     $    2.25
                                         =========       =========       =========       =========       =========     =========

Total return (c)......................       (7.48)%         13.57%           9.17%           9.90%          14.90%        27.51%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses .............................        1.12% (f)       1.13% (f)       1.14% (g)       1.15% (g)       1.18% (f)     1.23%

Net investment income ................        5.75%           4.81%           5.11%           5.04%           4.61%         6.13%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....   $ 312,529       $ 397,224       $ 459,302       $ 493,063       $ 511,471     $ 495,004

Portfolio turnover rate ..............       22.44%          25.45%          28.35%          28.51%          31.90%        48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

                               Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 65

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS (continued)

FRANKLIN INCOME FUND

                            SIX MONTHS ENDED                                YEAR ENDED SEPTEMBER 30,
                             MARCH 31, 2008   ------------------------------------------------------------------------------------
CLASS C                       (UNAUDITED)         2007               2006               2005              2004            2003
                             ------------     ------------       ------------       ------------       ----------      -----------
PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
  beginning of period ....  $       2.76      $       2.59       $       2.51       $       2.43       $     2.26      $      1.91
                            ------------      ------------       ------------       ------------       ----------      -----------

Income from investment
  operations (a):

  Net investment income (b)         0.07              0.13               0.13               0.13             0.11             0.13

  Net realized and
    unrealized gains
     (losses) ............         (0.28)             0.21               0.09               0.10             0.21             0.38
                            ------------      ------------       ------------       ------------       ----------      -----------

Total from investment
   operations ............         (0.21)             0.34               0.22               0.23             0.32             0.51
                            ------------      ------------       ------------       ------------       ----------      -----------

Less distributions from:

  Net investment income .          (0.07)            (0.13)             (0.13)             (0.14)           (0.14)           (0.15)

  Net realized gains ....          (0.06)            (0.04)             (0.01)             (0.01)           (0.01)           (0.01)
                            ------------      ------------       ------------       ------------       ----------      -----------

Total distributions ......         (0.13)            (0.17)             (0.14)             (0.15)           (0.15)           (0.16)
                            ------------      ------------       ------------       ------------       ----------      -----------

Redemption fees ..........            -- (e)            -- (e)             -- (e)             -- (e)           -- (e)           --
                            ------------      ------------       ------------       ------------       ----------      -----------

Net asset value,
  end of period ..........  $       2.42      $       2.76       $       2.59       $       2.51       $     2.43      $      2.26
                            ============      ============       ============       ============       ==========      ===========

Total return (c) .........         (7.79)%           13.47%              9.56%              9.84%           14.85%           27.37%

RATIOS TO AVERAGE
  NET ASSETS (d)

Expenses .................          1.11% (f)         1.13% (f)          1.14% (g)          1.15% (g)        1.18% (f)        1.24%

Net investment income ....          5.76%             4.81%              5.11%              5.04%            4.61%            6.12%

SUPPLEMENTAL DATA

Net assets, end
  of period (000's) ......  $ 14,892,036      $ 16,203,796       $ 12,138,969       $ 10,113,365       $6,616,891      $ 3,764,372

Portfolio turnover
  rate ...................         22.44%            25.45%             28.35%             28.51%           31.90%           48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

 66 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND


                                    SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                     MARCH 31, 2008     -------------------------------------------------------------------------
CLASS R                              (UNAUDITED)          2007           2006            2005             2004           2003
                                    ----------------    ---------       ---------       ---------        ---------      ---------
PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
  of period ......................     $    2.71        $    2.55       $    2.48      $     2.40       $    2.23       $    1.89
                                       ---------        ---------       ---------      ----------       ---------       ---------

Income from investment
  operations (a):

  Net investment income (b).......          0.07             0.13            0.13            0.13            0.11            0.13

  Net realized and
    unrealized
     gains (losses) ..............         (0.27)            0.20            0.09            0.10            0.22            0.37
                                       ---------        ---------       ---------      ----------       ---------       ---------

Total from investment
  operations .....................         (0.20)            0.33            0.22            0.23            0.33            0.50
                                       ---------        ---------       ---------      ----------       ---------       ---------

Less distributions from:

   Net investment income .........         (0.07)           (0.13)          (0.14)          (0.14)          (0.15)          (0.15)

   Net realized gains ............         (0.06)           (0.04)          (0.01)          (0.01)          (0.01)          (0.01)
                                       ---------        ---------       ---------      ----------       ---------       ---------

Total distributions ..............         (0.13)           (0.17)          (0.15)          (0.15)          (0.16)          (0.16)
                                       ---------        ---------       ---------      ----------       ---------       ---------

Redemption fees ..................            -- (e)           -- (e)          -- (e)          -- (e)          -- (e)          --
                                       ---------        ---------       ---------      ----------       ---------       ---------

Net asset value, end
  of period ......................     $    2.38        $    2.71       $    2.55      $     2.48       $    2.40       $    2.23
                                       =========        =========       =========      ==========       =========       =========

Total return (c) .................         (7.49)%          13.47%           9.43%          10.15%          15.25%          27.31%

RATIOS TO AVERAGE
  NET ASSETS (d)

Expenses .........................          0.97% (f)        0.98% (f)       0.99% (g)       1.00% (g)       1.03% (f)       1.08%

Net investment income ............          5.90%            4.96%           5.26%           5.19%           4.76%           6.28%

SUPPLEMENTAL DATA

Net assets, end of period
  (000's) ........................     $ 290,023        $ 286,670       $ 183,609       $ 122,222       $  73,165        $ 36,417

Portfolio turnover rate ..........         22.44%           25.45%          28.35%          28.51%          31.90%          48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

                               Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 67

Franklin Custodian Funds

FRANKLIN INCOME FUND

                                     SIX MONTHS ENDED                             YEAR ENDED SEPTEMBER 30,
                                      MARCH 31, 2008     --------------------------------------------------------------------------
ADVISOR CLASS                           (UNAUDITED)         2007           2006             2005             2004           2003
                                     ----------------    ----------      ----------       ----------       ---------      ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning of
    period ........................    $      2.73       $     2.56      $     2.49          $  2.41        $   2.24      $   1.89
                                       -----------       ----------      ----------       ----------       ---------      --------

Income from investment
  operations (a):

   Net investment income (b).......           0.08             0.15            0.14             0.14            0.12          0.14

   Net realized and unrealized
    gains (losses) ................          (0.28)            0.21            0.09             0.11            0.22          0.38
                                       -----------       ----------      ----------       ----------       ---------      --------

Total from investment
  operations ......................          (0.20)            0.36            0.23             0.25            0.34          0.52
                                       -----------       ----------      ----------       ----------       ---------      --------

Less distributions from:

   Net investment income ..........          (0.08)           (0.15)          (0.15)           (0.16)          (0.16)        (0.16)

   Net realized gains .............          (0.06)           (0.04)          (0.01)           (0.01)          (0.01)        (0.01)
                                       -----------       ----------      ----------       ----------       ---------      --------

Total distributions ...............          (0.14)           (0.19)          (0.16)           (0.17)          (0.17)        (0.17)
                                       -----------       ----------      ----------       ----------       ---------      --------

Redemption fees ...................             -- (e)           -- (e)          -- (e)           -- (e)          -- (e)        --
                                       -----------       ----------      ----------       ----------       ---------      --------

Net asset value, end of period ....    $      2.39       $     2.73      $     2.56       $     2.49       $    2.41      $   2.24
                                       ===========       ==========      ==========       ==========       =========      ========

Total return (c)...................          (7.57)%          14.36%           9.94%           10.65%          15.74%        28.47%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ..........................           0.47% (f)        0.48% (f)       0.49% (g)        0.50% (g)       0.53% (f)     0.58%

Net investment income .............           6.40%            5.46%           5.76%            5.69%           5.26%         6.78%

SUPPLEMENTAL DATA

Net assets, end of period
  (000's) .........................    $ 5,430,862       $6,195,966      $3,786,643       $2,280,318       $ 901,149       $95,009

Portfolio turnover rate ...........          22.44%           25.45%          28.35%           28.51%          31.90%        48.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Total return is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

(g) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

 68 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)


FRANKLIN INCOME FUND                                                       COUNTRY             SHARES                VALUE
--------------------------------------------------                    -----------------   ----------------      ---------------
    LONG TERM INVESTMENTS 95.1%
    COMMON STOCKS 36.2%
    ENERGY 5.1%
    BP PLC, ADR...................................                      United Kingdom           6,500,000      $   394,225,000
(a) Canadian Oil Sands Trust .....................                      Canada                  25,000,000        1,010,814,496
    Chevron Corp. ................................                      United States            4,500,000          384,120,000
    ConocoPhillips ...............................                      United States            5,750,000          438,207,500
    Royal Dutch Shell PLC, A, ADR ................                      Netherlands              4,000,000          275,920,000
    Spectra Energy Corp. .........................                      United States           17,100,000          389,025,000
                                                                                                                ---------------
                                                                                                                  2,892,311,996
                                                                                                                ---------------

    FINANCIALS 5.1%
    Bank of America Corp..........................                      United States           26,000,000          985,660,000
    Duke Realty Corp..............................                      United States            1,150,000           26,231,500
    HSBC Holdings PLC ............................                      United Kingdom          35,000,000          576,497,212
    iStar Financial Inc. .........................                      United States            5,213,500           73,145,405
    JPMorgan Chase & Co. .........................                      United States            8,000,000          343,600,000
    Merrill Lynch & Co. Inc. .....................                      United States            4,500,000          183,330,000
    Wachovia Corp. ...............................                      United States            3,750,000          101,250,000
    Washington Mutual Inc. .......................                      United States           20,000,000          206,000,000
    Wells Fargo & Co. ............................                      United States           13,900,000          404,490,000
                                                                                                                ---------------
                                                                                                                  2,900,204,117
                                                                                                                ---------------

    HEALTH CARE 5.5%
(b) Amgen Inc. ...................................                      United States            3,521,000          147,107,380
    Bristol-Myers Squibb Co.......................                      United States           14,000,000          298,200,000
    Johnson & Johnson.............................                      United States           12,000,000          778,440,000
    Merck & Co. Inc. .............................                      United States           13,000,000          493,350,000
    Pfizer Inc. ..................................                      United States           60,867,506        1,273,956,900
    Wyeth.........................................                      United States            4,000,000          167,040,000
                                                                                                                ---------------
                                                                                                                  3,158,094,280
                                                                                                                ---------------

    INDUSTRIALS 1.0%
    3M Co. .......................................                      Uited States             7,000,000         554,050,000
                                                                                                                ---------------
    Information Technology 2.0%
    Intel Corp. ..................................                      Uited States            45,000,000         953,100,000
    Microchip Technology Inc......................                      United States            5,000,000          163,650,000
                                                                                                                ---------------
                                                                                                                  1,116,750,000
                                                                                                                ---------------

    MATERIALS 0.6%
    AngloGold Ashanti Ltd., ADR...................                      South Africa             2,250,000           76,410,000
    The Dow Chemical Co...........................                      United States            7,181,222          264,628,031
                                                                                                                ---------------
                                                                                                                    341,038,031
                                                                                                                ---------------

    TELECOMMUNICATION SERVICES 3.2%
    AT&T Inc. ....................................                      United States           36,900,000        1,413,270,000
    Verizon Communications Inc ...................                      United States           11,000,000          399,084,664
                                                                                                                ---------------
                                                                                                                  1,812,354,664
                                                                                                                ---------------

    UTILITIES 13.7%
    AGL Resources Inc. ...........................                      United States            1,500,000           51,480,000
(a) Ameren Cor ...................................                      United States           12,500,000          550,500,000
    American Electric Power Co. Inc. .............                      United States            8,633,800          359,425,094

                                                          Semiannual Report | 69

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                       COUNTRY             SHARES                 VALUE
-------------------------------------------------                      -----------------   --------------        ---------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    UTILITIES (CONTINUED)
    Atmos Energy Corp. ..........................                      United States            4,000,000        $   102,000,000
    CenterPoint Energy Inc. .....................                      United States            6,000,000             85,620,000
    Consolidated Edison Inc. ....................                      United States           12,000,000            476,400,000
    Dominion Resources Inc. .....................                      United States           20,000,000            816,800,000
    DTE Energy Co. ..............................                      United States            5,270,400            204,965,856
    Duke Energy Corp. ...........................                      United States           32,500,000            580,125,000
    FirstEnergy Corp. ...........................                      United States           10,000,000            686,200,000
    FPL Group Inc. ..............................                      United States            5,500,000            345,070,000
    Hawaiian Electric IndustriesInc. ............                      United States            1,720,000             41,056,400
    NiSource Inc. ...............................                      United States            4,500,000             77,580,000
(a) PG&E Corp. ..................................                      United States           19,000,000            699,580,000
(a) Pinnacle West Capital Corp...................                      United States            5,500,000            192,940,000
    Portland General Electric Co. ...............                      United States            3,100,000             69,905,000
    Progress Energy Inc. ........................                      United States            9,000,000            375,300,000
    Public Service Enterprise Group Inc. ........                      United States           20,000,000            803,800,000
(a) Puget Energy Inc. ...........................                      United States            7,500,000            194,025,000
    The Southern Co. ............................                      United States           25,000,000            890,250,000
    TECO Energy Inc. ............................                      United States            9,500,000            151,525,000
                                                                                                                 ---------------
                                                                                                                   7,754,547,350
                                                                                                                 ---------------
    TOTAL COMMON STOCKS (COST $ 18,221,113,916) .                                                                 20,529,350,438
                                                                                                                 ---------------

    CONVERTIBLE PREFERRED STOCKS 8.6%
    CONSUMER DISCRETIONARY 1.6%
    Citigroup into Comcast Corp.,
    8.50%, cvt. pfd. ............................                      United States           15,000,000            295,147,500
    General Motors Corp., 6.25%, cvt. pfd. ......                      United States           10,000,000            165,000,000
(c) The Goldman Sachs Group Inc. into
    Comcast Corp., 5.00%, cvt. pfd., 144A........                      United States            2,800,000             53,306,400
(c) Lehman Brothers into Target Corp.,
     7.50%, cvt. pfd., 144A .....................                      United States            4,800,000            246,528,000
(c) Merrill Lynch & Co. Inc. into Home
    Depot Inc., 9.00%, cvt. pfd., 144A  .........                      United States            6,000,000            172,410,000

                                                                                                                 ---------------
                                                                                                                     932,391,900
                                                                                                                 ---------------

    ENERGY 2.1%
(c) Deutsche Bank AG into Chevron Corp.,
    8.00%, cvt. pfd., 144A  .....................                      United States            5,000,000            425,450,000
(c) Morgan Stanley into ConocoPhillips,
    7.00%, cvt. pfd., 144A  .....................                      United States            6,000,000            454,650,000
(c) Morgan Stanley into Halliburton Co.,
    8.00%, cvt. pfd., 144A ......................                      United States            9,000,000            324,585,000
                                                                                                                 ---------------
                                                                                                                   1,204,685,000
                                                                                                                 ---------------

    FINANCIALS 2.2%

    Bank of America Corp.,
    7.25%, cvt. pfd., L  ........................                      United States              399,000            412,167,000
    Citigroup Inc., 6.50%, cvt.pfd. .............                      United States            3,800,000            180,766,000
    E*TRADE Financial Corp.,
    6.125%, cvt. pfd.   .........................                      United States            2,302,200             13,122,540
    Fannie Mae, 5.375%, cvt. pfd.  ..............                      United States                4,700            336,469,945
    Felcor Lodging Trust Inc.,
    7.80%, cvt. pfd., A  ........................                      United States            3,000,000             59,220,000
    Washington Mutual Inc.,
    7.75%, cvt. pfd., R .........................                      United States              363,500            258,085,000
                                                                                                                 ---------------
                                                                                                                   1,259,830,485
                                                                                                                 ---------------

70| Semiannual Report

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                        COUNTRY             SHARES                 VALUE
-------------------------------------------------                       -----------------   --------------        ---------------
    Long Term Investments (continued)
    Convertible Preferred Stocks (continued)
    Health Care 0.5%

(c) Lehman Brothers Holdings into Schering-Plough Corp.,
      8.00%, cvt. pfd., 144A........................................... United States           12,327,000        $   192,547,740
    Schering-Plough Corp., 6.00%, cvt. pfd............................. United States              500,000             76,596,352
                                                                                                                  ---------------
                                                                                                                      269,144,092
                                                                                                                  ---------------

    INDUSTRIALS 0.7%
    Lehman Brothers Holdings into General Electric Co.,
      7.50%, cvt. pfd ................................................. United States           11,500,000            417,450,000
                                                                                                                  ---------------

    INFORMATION TECHNOLOGY 0.6%
(c) Morgan Stanley into Texas Instruments Inc.,
      7.50%, cvt. pfd., 144A .......................................... United States           11,250,000            332,156,250
                                                                                                                  ---------------

    Materials 0.7%
(c) The Goldman Sachs Group Inc. into Barrick Gold Corp.,

      10.00%, cvt. pfd., 144A.......................................... United States            8,600,000            391,532,200
                                                                                                                  ---------------

    UTILITIES 0.2
    CMS Energy Trust I, 7.75%, cvt. pfd................................ United States            1,711,000             84,514,845
                                                                                                                  ---------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $5,407,520,325)...........                                             4,891,704,772
                                                                                                                  ---------------

    PREFERRED STOCKS 1.4%
    FINANCIALS 1.4%
    FHLMC, 8.375%, pfd................................................. United States           16,108,000            393,035,200
    FNMA, 6.75%, pfd................................................... United States            3,000,000             67,770,000
    FNMA, 7.625%, pfd., R.............................................. United States            2,399,400             56,865,780
    FNMA, 8.25%, pfd................................................... United States           11,284,000            271,380,200
                                                                                                                  ---------------
    TOTAL PREFERRED STOCKS (COST $819,785,000)                                                                        789,051,180
                                                                                                                  ---------------


                                                                                            PRINCIPAL AMOUNT (f)
                                                                                            -------------------
(D,E) SENIOR FLOATING RATE INTERESTS 3.3%
      CONSUMER DISCRETIONARY 0.4%
      Allison Transmission, Term Loan B, 5.74% - 5.75%, 8/07/14........ United States          164,687,500            145,160,338
      Jarden Corp., Term Loan B-3, 7.698%, 1/24/12..................... United States          124,375,000            118,531,863
                                                                                                                  ---------------
                                                                                                                      263,692,201
                                                                                                                  ---------------

      HEALTH CARE 0.1%
      Bausch and Lomb Inc.,
         (g) Delayed Draw Term Loan, 5.946%, 4/28/15................... United States            4,390,000              4,272,765
             Parent Term Loan B, 5.946%, 4/28/15....................... United States           35,032,200             34,096,665
                                                                                                                  ---------------
                                                                                                                       38,369,430
                                                                                                                  ---------------

      INDUSTRIALS 0.5%
      Ceva Group PLC,

           Dollar Pre-Refunded L/C Commitment, 5.696%, 8/01/12......... United States           13,684,211             12,362,042
           EGL Term Loans, 5.818%, 8/01/12. ........................... United States          115,443,421            104,822,626
(h)   Rexnord Holdings Inc., PIK Interest Facility, 10.058%, 2/20/13...                         84,930,127             59,451,089
      U.S. Investigations Services Inc., Term Loan B, 5.599%, 4/01/15.. United States          109,448,622             93,781,051
                                                                                                                  ---------------
                                                                                                                      270,416,808
                                                                                                                  ---------------


                                                          Semiannual Report | 71

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                           COUNTRY         PRINCIPAL AMOUNT(F)       VALUE
--------------------------------------------------------------------------  --------------     -------------------  --------------
        LONG TERM INVESTMENTS (CONTINUED)
(d,e)   SENIOR FLOATING RATE INTERESTS (CONTINUED)
        INFORMATION TECHNOLOGY 0.9%
        First Data Corp.,
          (i) Term Loan B-2, 5.349% - 5.446%, 9/24/14                       United States         248,775,000      $   224,462,966
              Term Loan B-3, 5.349% - 5.446%, 9/24/14                       United States         333,474,624          300,223,869
                                                                                                                   ---------------
                                                                                                                       524,686,835
                                                                                                                   ---------------

        MATERIALS 0.2%
(h) Berry Plastics Holding Corp., Senior Unsecured Term Loan, PIK,
          11.646%, 6/15/14                                                  United States         140,792,671           99,258,833
                                                                                                                   ---------------

      TELECOMMUNICATION SERVICES 0.1%
(i) Intelsat Subsidiary Holding Co. Ltd., Bridge Term Loan,
          5.25%, 1/15/15                                                    Bermuda                85,000,000           74,834,000
                                                                                                                   ---------------

      UTILITIES 1.1%
      Texas Competitive Electric Holdings Co. LLC,
               Term Loan B-1, 5.25%, 10/10/14                               United States         150,000,000          136,562,550
               Term Loan B-2, 6.478% - 6.596%, 10/10/14                     United States         249,375,000          227,696,333
               Term Loan B-3, 6.478% - 6.596%, 10/10/14                     United States         274,312,500          249,761,531
                                                                                                                   ---------------
                                                                                                                       614,020,414

                                                                                                                   ---------------
      TOTAL SENIOR FLOATING RATE INTERESTS (COST $ 2,053,307,802)                                                    1,885,278,521
                                                                                                                   ---------------

      CORPORATE BONDS 40.5%
      CONSUMER DISCRETIONARY 13.6%
      Beazer Homes USA Inc., senior note,
             6.875%, 7/15/15                                                United States          59,000,000           42,480,000
             8.125%, 6/15/16                                                United States          32,100,000           23,834,250
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12             United States         490,000,000          478,975,000
      CCH I Holdings LLC, senior note,
             13.50%, 1/15/14                                                United States         375,000,000          238,125,000
             9.92%, 4/01/14 .                                               United States         117,380,000           56,342,400
             11.75%, 5/15/14                                                United States         342,000,000          174,420,000
      CCH I LLC, senior secured note, 11.00%, 10/01/15                      United States         755,000,000          528,500,000
      CCH II LLC, senior note, 10.25%, 9/15/10                              United States         180,000,000          164,700,000
      CSC Holdings Inc., senior note, B, 7.625%, 4/01/11                    United States         152,900,000          151,944,375
      D.R. Horton Inc.,
             5.625%, 1/15/16                                                United States          35,000,000           29,400,000
             senior note, 6.50%, 4/15/16                                    United States          50,000,000           44,750,000
      Dex Media Inc.,
             B, 8.00%, 11/15/13                                             United States          20,000,000           14,700,000
             senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter,
                11/15/13                                                    United States          60,000,000           43,500,000
             zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13              United States         220,000,000          159,500,000
      Dish Network Corp., senior note, 7.125%, 2/01/16                      United States         250,000,000          234,375,000
      Dollar General Corp.,
        (j) senior note, 10.625%, 7/15/15                                   United States         625,000,000          606,250,000
        (h) senior sub. note, PIK, 11.875%, 7/15/17                         United States         220,000,000          193,600,000
      Ford Motor Co., 7.45%, 7/16/31                                        United States         600,000,000          399,000,000

72 | Semiannual Report

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                            COUNTRY          PRINCIPAL AMOUNT(F)      VALUE
--------------------------------------------------------------------------  --------------       ------------------- ---------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER DISCRETIONARY (CONTINUED)
      Ford Motor Credit Co. LLC,
                7.375%, 10/28/09                                             United States           760,000,000     $   693,149,640
                7.875%, 6/15/10                                              United States           550,000,000         480,016,350
                7.375%, 2/01/11                                              United States           450,000,000         375,795,450
                7.00%, 10/01/13                                              United States           100,000,000          78,101,400
                senior note, 9.75%, 9/15/10                                  United States           145,000,000         129,306,795
                senior note, 9.875%, 8/10/11                                 United States            75,000,000          66,986,700
                senior note, 7.25%, 10/25/11                                 United States           155,000,000         127,517,725
      General Motors Corp., senior deb., 8.375%, 7/15/33                     United States           510,000,000         362,100,000
      Hertz Corp., senior note, 8.875%, 1/01/14                              United States           210,000,000         200,025,000
      K. Hovnanian Enterprises Inc., senior note, 7.50%, 5/15/16             United States            45,600,000          31,920,000
      KB Home, senior note,
                6.375%, 8/15/11                                              United States            40,000,000          37,800,000
                5.75%, 2/01/14                                               United States            75,000,000          64,875,000
            (j) 6.25%, 6/15/15                                               United States            90,000,000          80,212,500
                7.25%, 6/15/18                                               United States            70,500,000          63,450,000
      Liberty Media Corp., senior note, 5.70%, 5/15/13                       United States           130,400,000         114,871,837
      MGM MIRAGE, senior note,
                6.75%, 4/01/13                                               United States            70,000,000          64,750,000
                6.625%, 7/15/15                                              United States           120,000,000         105,000,000
                7.625%, 1/15/17                                              United States           250,000,000         228,750,000
      R.H. Donnelley Corp.,
                6.875%, 1/15/13                                              United States            36,300,000          22,324,500
                senior discount note, 6.875%, 1/15/13                        United States           134,400,000          82,656,000
                senior note, 6.875%, 1/15/13                                 United States            20,000,000          12,300,000
                senior note, 8.875%, 1/15/16                                 United States            82,000,000          52,275,000
            (c) senior note, 144A, 8.875%, 10/15/17                          United States           360,000,000         226,800,000
      Seagate Technology HDD Holdings, senior note, 6.80%, 10/01/16          United States            40,000,000          38,300,000
(c)   TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17                 United States            28,000,000          25,620,000
(c,h) Univision Communications Inc., senior note, 144A, PIK, 9.75%,
         3/15/15                                                             United States           357,000,000         217,770,000
      Visant Holding Corp., senior note, 8.75%, 12/01/13                     United States            50,000,000          47,000,000
      XM Satellite Radio Inc., senior note, 9.75%, 5/01/14                   United States           127,000,000         123,190,000
                                                                                                                     ---------------
                                                                                                                       7,737,259,922
                                                                                                                     ---------------
      ENERGY 4.2%

      Callon Petroleum Co., senior note, 9.75%, 12/08/10                     United States           110,000,000         105,050,000
      Chesapeake Energy Corp., senior note,
                6.50%, 8/15/17                                               United States           138,000,000         133,860,000
                6.25%, 1/15/18                                               United States           150,000,000         144,000,000
                6.875%, 11/15/20   .                                         United States           135,000,000         131,625,000
      El Paso Corp., senior note, MTN, 7.75%, 1/15/32                        United States           250,000,000         258,065,000
      Mariner Energy Inc., senior note,
                7.50%, 4/15/13                                               United States            45,000,000          43,425,000
                8.00%, 5/15/17 .                                             United States            25,000,000          24,000,000
      Nalco Finance Holdings, senior note, zero cpn. to 8/01/09,
         9.00% thereafter, 2/01/14                                           United States           380,000,000         343,900,000
      Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16            United States           110,000,000         108,350,000

                                                          Semiannual Report | 73

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                            COUNTRY         PRINCIPAL AMOUNT(F)        VALUE
--------------------------------------------------------------------------  --------------      -------------------   --------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    ENERGY (CONTINUED)
    OPTI Canada Inc., senior note, 7.875%, 12/15/14                            Canada                 220,000,000     $  216,150,000
    Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18             United States             110,000,000        104,810,750
    Plains Exploration & Production Co., senior note, 7.75%, 6/15/15        United States              75,000,000         75,187,500
    Sabine Pass LNG LP, senior secured note,
         7.25%, 11/30/13                                                    United States              92,000,000         89,240,000
         7.50%, 11/30/16                                                    United States             390,000,000        378,300,000
    Sesi LLC, senior note, 6.875%, 6/01/14                                  United States             110,000,000        105,600,000
(c) W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14                    United States             100,000,000         93,250,000
                                                                                                                      --------------

                                                                                                                       2,354,813,250
                                                                                                                      --------------

    FINANCIALS 5.4%
    American Express Co., senior note, 7.00%, 3/19/18                       United States             120,300,000        126,611,179
    E*TRADE Financial Corp., senior note, 7.375%, 9/15/13                   United States             220,000,000        157,300,000
    GMAC LLC,
         5.625%, 5/15/09                                                    United States             225,000,000        205,121,700
         7.75%, 1/19/10                                                     United States             600,000,000        519,443,400
         7.25%, 3/02/11                                                     United States             175,000,000        138,002,200
         6.875%, 9/15/11                                                    United States             800,000,000        613,266,400
         6.875%, 8/28/12                                                    United States             300,400,000        228,564,747
         6.75%, 12/01/14                                                    United States             125,000,000         88,599,500
    Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14                 United States              87,600,000         83,877,000
    Host Marriott LP, senior note,
         K, 7.125%, 11/01/13                                                United States              50,000,000         49,250,000
         O, 6.375%, 3/15/15                                                 United States             215,000,000        201,025,000
         Q, 6.75%, 6/01/16                                                  United States             160,000,000        150,400,000
    iStar Financial Inc., senior note, 5.95%, 10/15/13                      United States              13,800,000         10,085,012
    Lehman Brothers Holdings Inc., senior note,
         6.20%, 9/26/14                                                     United States             326,000,000        322,047,250
         7.00%, 9/27/27                                                     United States             100,000,000         92,668,600
    Residential Capital LLC, senior note, 6.50%, 6/01/12                    United States             125,000,000         61,875,000
                                                                                                                      --------------

                                                                                                                       3,048,136,988
                                                                                                                      --------------

    HEALTH CARE 4.2%
    Community Health Systems Inc., senior sub. note, 8.875%,
      7/15/15                                                               United States             350,000,000        353,062,500
    DaVita Inc.,
         senior note, 6.625%, 3/15/13                                       United States             228,100,000        222,397,500
         senior sub. note, 7.25%, 3/15/15                                   United States              80,000,000         78,400,000
    HCA Inc.,
         6.375%, 1/15/15                                                    United States             125,000,000        106,406,250
         senior note, 6.95%, 5/01/12                                        United States              10,988,000         10,383,660
         senior note, 6.50%, 2/15/16                                        United States             150,000,000        127,125,000
         senior secured note, 9.25%, 11/15/16                               United States             107,000,000        111,280,000
    Tenet Healthcare Corp., senior note,
         6.375%, 12/01/11                                                   United States             540,000,000        490,050,000
         6.50%, 6/01/12                                                     United States             265,000,000        235,187,500
         7.375%, 2/01/13                                                    United States             360,000,000        323,100,000
    (d) FRN, 9.25%, 2/01/15                                                 United States             250,000,000        235,000,000

74 | Semiannual Report

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                             COUNTRY        PRINCIPAL AMOUNT(F)        VALUE
---------------------------------------------------------------------------  --------------     -------------------   --------------

      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      HEALTH CARE (CONTINUED)
(d,h) U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%,
         3/15/12                                                             United States             73,755,000     $   57,160,125
      Vanguard Health Holding Co. I LLC, senior disc. note, zero cpn.
         to 10/01/09, 11.25% thereafter, 10/01/15                            United States             23,900,000         18,403,000
                                                                                                                      --------------

                                                                                                                       2,367,955,535
                                                                                                                      --------------

      INDUSTRIALS 3.0%
      Allied Waste North America Inc.,

              senior note, 7.25%, 3/15/15                                    United States             75,000,000         75,281,250
              senior note, B, 7.375%, 4/15/14                                United States            200,000,000        197,750,000
              senior note, B, 7.125%, 5/15/16                                United States            150,000,000        150,375,000
              senior secured note, 6.125%, 2/15/14                           United States            207,000,000        200,790,000
              senior secured note, 6.875%, 6/01/17                           United States            170,000,000        167,450,000
      Browning-Ferris Industries Inc., 7.40%, 9/15/35                        United States             72,500,000         66,337,500
 (c)  Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14                     United Kingdom           100,000,000         97,250,000
      DRS Technologies Inc., senior note, 6.625%, 2/01/16                    United States             34,600,000         33,994,500
      JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13      United States            158,000,000        152,470,000
      JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12             United States            125,000,000        123,750,000
      L-3 Communications Corp., senior sub. note,
              5.875%, 1/15/15                                                United States             38,000,000         36,575,000
              6.375%, 10/15/15                                               United States             38,900,000         38,219,250
      RBS Global & Rexnord Corp.,
              senior note, 9.50%, 8/01/14                                    United States             80,000,000         75,200,000
              senior sub. note, 11.75%, 8/01/16                              United States             65,000,000         56,550,000
      Terex Corp., senior sub. note, 8.00%, 11/15/17                         United States            180,000,000        180,000,000
 (c)  U.S. Investigations Services Inc., senior note, 144A, 10.50%,
         11/01/15                                                            United States             50,000,000         41,000,000
                                                                                                                      --------------

                                                                                                                       1,692,992,500
                                                                                                                      --------------

      INFORMATION TECHNOLOGY 3.8%
 (c)  Ceridian Corp., senior note, 144A, 11.25%, 11/15/15                    United States             80,000,000         68,600,000
 (c)  First Data Corp., senior note, 144A, 9.875%, 9/24/15                   United States            275,000,000        226,531,250
      Fiserv Inc., senior note,
              6.125%, 11/20/12                                               United States            100,000,000        103,196,000
              6.80%, 11/20/17                                                United States             80,000,000         82,876,560
      Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14      Singapore                110,000,000        101,750,000
      Freescale Semiconductor Inc., senior note,
              8.875%, 12/15/14                                               United States            435,000,000        342,562,500
          (j) 10.125%, 12/15/16                                              United States            630,000,000        428,400,000
      Lucent Technologies Inc., 6.45%, 3/15/29                               United States            180,000,000        129,600,000
      NXP BV/NXP Funding LLC, senior note, 9.50%, 10/15/15                   Netherlands               50,000,000         41,250,000
      Qwest Capital Funding Inc., 7.25%, 2/15/11                             United States            269,500,000        257,372,500
      Sanmina-SCI Corp., senior sub. note,
              6.75%, 3/01/13                                                 United States            150,000,000        130,875,000
              8.125%, 3/01/16                                                United States            100,000,000         89,000,000

                                                          Semiannual Report | 75

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                               COUNTRY     PRINCIPAL AMOUNT(F)        VALUE
-----------------------------------------------------------------------         -------------- -------------------   ---------------
    LONG TERM INVESTMENTS (CONTINUED)
    CORPORATE BONDS (CONTINUED)
    INFORMATION TECHNOLOGY (CONTINUED)
    SunGard Data  Systems Inc.,
              senior note, 9.125%, 8/15/13                                      United States       59,300,000       $   60,189,500
              senior sub. note, 10.25%, 8/15/15                                 United States      100,000,000          101,000,000
                                                                                                                     --------------
                                                                                                                      2,163,203,310
                                                                                                                     --------------

    MATERIALS 1.1%
    Freeport-McMoRan Copper & Gold Inc., senior note, 8.25%,
         4/01/15                                                                United States       34,600,000           36,589,500
(c) Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%,
         2/15/16                                                                United Kingdom     150,000,000 EUR       172,823,852
    Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12                       United States      200,000,000          181,250,000
    Novelis Inc., senior note, 7.25%, 2/15/15                                   Canada             190,000,000          169,100,000
    Stone Container Corp., senior note, 8.00%, 3/15/17                          United States       68,000,000           57,460,000
                                                                                                                     --------------

                                                                                                                        617,223,352
                                                                                                                     --------------
    TELECOMMUNICATION SERVICES 0.2%
(c) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15                         Jamaica         140,000,000          117,250,000
                                                                                                                     --------------

    UTILITIES 5.0%
    Aquila Inc., senior note, 14.875%, 7/01/12                                  United States       72,650,000           89,904,375
    Dynegy Holdings Inc., senior note,
              6.875%, 4/01/11                                                   United States      310,000,000          306,125,000
              8.75%, 2/15/12                                                    United States      260,000,000          268,450,000
              8.375%, 5/01/16                                                   United States      210,000,000          208,950,000
              7.75%, 6/01/19                                                    United States       90,000,000           84,600,000
    Energy Future Holdings Corp., senior note,
       (c)   144A, 10.875%, 11/01/17                                            United States      187,500,000          190,312,500
       (c,h) 144A, PIK, 11.25%, 11/01/17                                        United States      243,700,000          242,481,500
              P, 5.55%, 11/15/14                                                United States      346,300,000          272,207,384
(c) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17                      Netherlands        140,000,000          147,000,000
    Reliant Energy Inc., senior note,
              7.625%, 6/15/14                                                   United States      175,000,000          174,562,500
              7.875%, 6/15/17                                                   United States      153,100,000          153,100,000
(c) Texas Competitive Electric Holdings Co. LLC, senior note,
              144A, 10.25%, 11/01/15                                            United States      353,025,000          353,466,281
          (h) 144A, PIK, 10.50%, 11/01/16                                       United States      150,000,000          147,750,000
              B, 144A, 10.25%, 11/01/15                                         United States      186,900,000          187,133,625
                                                                                                                     --------------
                                                                                                                      2,826,043,165
                                                                                                                     --------------
    TOTAL CORPORATE BONDS (COST $ 25,078,821,458)                                                                    22,924,878,022
                                                                                                                     --------------

    CONVERTIBLE BONDS 0.7%
    FINANCIALS 0.3%
(d) iStar Financial Inc., cvt., senior note,
      FRN, 5.229%, 10/01/12                                                     United States      250,000,000          177,125,000
                                                                                                                     --------------

    INFORMATION TECHNOLOGY 0.4%
(c) Advanced Micro Devices Inc., cvt., senior note,
      144A, 5.75%, 8/15/12                                                      United States      325,000,000          230,750,000
                                                                                                                     --------------
    TOTAL CONVERTIBLE BONDS (COST $558,661,166)                                                                         407,875,000
                                                                                                                     --------------

76 | Semiannual Report

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                   COUNTRY       PRINCIPAL AMOUNT (f)            VALUE
----------------------------------------------------------------     -------------   -------------------       ---------------
LONG TERM INVESTMENTS (CONTINUED)
MORTGAGE-BACKED SECURITIES 4.4%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 1.7%
FHLMC Gold 30 Year, 5.00%, 5/01/33 - 8/01/34                         United States       409,621,460           $   406,695,089
FHLMC Gold 30 Year, 5.50%, 8/01/35 - 11/01/35                        United States       282,739,248               286,090,865
FHLMC Gold 30 Year, 6.00%, 8/01/35 - 6/01/36                         United States       241,845,098               248,342,113
                                                                                                               ---------------

                                                                                                                   941,128,067
                                                                                                               ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 2.3%
FNMA 30 Year, 5.50%, 2/01/35 - 3/01/38                               United States       710,282,084               718,047,433
FNMA 30 Year, 6.00%, 5/01/37 - 8/01/37                               United States       584,208,250               599,085,973
                                                                                                               ---------------

                                                                                                                 1,317,133,406
                                                                                                               ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 0.4%
GNMA I SF 30 YEAR, 5.00%, 4/14/33 - 5/15/34                          United States       208,888,552               209,285,428
                                                                                                               ---------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $ 2,393,001,682)                                                          2,467,546,901
                                                                                                               ---------------
TOTAL LONG TERM INVESTMENTS (COST $ 54,532,211,349)                                                             53,895,684,834
                                                                                                               ---------------


                                                                                              SHARES
                                                                                          ---------------
     SHORT TERM INVESTMENTS 4.1%
     MONEY MARKET FUND (COST $210,085,740) 0.4%
(k) Franklin Institutional Fiduciary Trust Money Market
    Portfolio, 2.50%                                                 United States        210,085,740          210,085,740

     INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
        SECURITIES 0.1%

     MONEY MARKET FUND (COST $95,063,000) 0.1%
(l) Bank of New York Institutional Cash Reserve Fund, 2.92%          United States         95,063,000           95,063,000



                                                                                     PRINCIPAL AMOUNT (f)
    REPURCHASE AGREEMENT (COST $2,038,394,816) 3.6%
(m) Joint Repurchase Agreement, 2.022%, 4/01/08
    (Maturity Value $2,038,509,322)                                                     2,038,394,816          2,038,394,816
     ABN AMRO BankNV, New York Branch
        (Maturity Value $221,606,348)
    Banc of America Securities LLC (Maturity Value $ 221,606,348)
    Barclays Capital Inc. (Maturity Value $ 288,714,078)
    BNP Paribas Securities Corp. (Maturity Value $ 221,606,348)
    Deutsche Bank Securities Inc. (Maturity Value $ 221,606,348)
    Goldman, Sachs & Co. (Maturity Value $ 221,606,348)
    Lehman Brothers Inc. (Maturity Value $ 114,604,994)
    Merrill Lynch Government Securities Inc.
        (Maturity Value $ 221,606,348)
    Morgan Stanley & Co. Incorporated (Maturity Value $ 83,945,814)
    UBS Securities LLC (Maturity Value $ 221,606,348)
      Collateralized by U.S. Government Agency Securities,
         2.21% - 6.25%, 4/11/08 - 10/03/12; nU.S. Government Agency
(n) Discount Notes, 5/14/08 - 8/01/12; U.S. Treasury Bill, 7/24/08; and U.S.
    Treasury Notes, 3.375% - 4.875%, 8/31/08 - 9/15/09

                                                                                                            ----------------
TOTAL INVESTMENTS (COST $56,875,754,905) 99.2%                                                                56,239,228,390
OTHER ASSETS, LESS LIABILITIES 0.8%                                                                              461,417,822
                                                                                                            ----------------
NET ASSETS 100.0%                                                                                           $ 56,700,646,212
                                                                                                            ================

                                                          Semiannual Report | 77

Franklin Custodian Funds

FRANKLIN INCOME FUND

See Currency and Selected Portfolio Abbreviations on page 94.

(a)   See Note 10 regarding holdings of 5% voting securities.

(b)   Non-income producing for the twelve months ended March 31, 2008.

(c) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the aggregate value of these securities were $5,378,954,598, representing 9.49% of net assets.

(d)   The coupon rate shown represents the rate at period end.

(e)   See Note 1(g) regarding senior floating rate interests.

(f)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(g)   See Note 9 regarding unfunded loan commitments.

(h)   Income may be received in additional securities and/or cash.

(i) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(j) A portion or all of the security is on loan as of March 31, 2008. See Note 1(f).

(k) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(l)   The rate shown is the annualized seven-day yield at period end.

(m)   See Note 1(c) regarding joint repurchase agreement.

(n)   The security is traded on a discount basis with no stated coupon rate.

 78 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                              SIX MONTHS ENDED                               YEAR ENDED SEPTEMBER 30,
                               MARCH 31, 2008   -----------------------------------------------------------------------------------
CLASS A                         (UNAUDITED)        2007              2006              2005               2004             2003
----------------------------  ----------------  -----------       -----------       -----------       -----------       -----------
PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
  of period ................  $      6.39       $      6.43       $      6.53       $      6.68       $      6.81       $      6.99
                              -----------       -----------       -----------       -----------       -----------       -----------

Income from investment
  operations (a):

  Net investment
    income (b) .............         0.15              0.31              0.30              0.28              0.27              0.28

  Net realized and
    unrealized gains
     (losses) ..............         0.19             (0.02)            (0.09)            (0.11)            (0.04)            (0.10)
                              -----------       -----------       -----------       -----------       -----------       -----------

Total from investment
  operations ...............         0.34              0.29              0.21              0.17              0.23              0.18
                              -----------       -----------       -----------       -----------       -----------       -----------

Less distributions from
  net investment income ....        (0.16)            (0.33)            (0.31)            (0.32)            (0.36)            (0.36)
                              -----------       -----------       -----------       -----------       -----------       -----------

Redemption fees ............           -- (e)            -- (e)            -- (e)            -- (e)            -- (e)
                              -----------       -----------       -----------       -----------       -----------       -----------

Net asset value, end of
  period ...................  $      6.57       $      6.39       $      6.43       $      6.53       $      6.68       $      6.81
                              ===========       ===========       ===========       ===========       ===========       ===========

Total return (c) ...........         5.40%             4.63%             3.40%             2.67%             3.46%             2.66%

RATIOS TO AVERAGE NET
  ASSETS (d)

Expenses ...................         0.72% (f)         0.72% (f)         0.72% (f)         0.72% (f)         0.70% (f)         0.70%

Net investment income ......         4.66%             4.78%             4.64%             4.29%             4.09%             4.11%

SUPPLEMENTAL DATA

Net assets, end of
  period (000's) ...........  $ 5,350,470       $ 5,073,449       $ 5,291,117       $ 5,901,449       $ 6,420,381       $ 7,286,317

Portfolio turnover rate ....         8.27%            12.34%            20.54%            29.14%            41.45%            66.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 79

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                      SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                       MARCH 31, 2008   --------------------------------------------------------------------------
CLASS B                                 (UNAUDITED)        2007            2006            2005             2004            2003
------------------------------------  ----------------   ---------       ---------       ---------       ---------       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning
  of period ........................     $    6.38       $    6.42       $    6.52       $    6.67       $    6.80       $    6.98
                                         ---------       ---------       ---------       ---------       ---------       ---------

Income from investment
  operations (a):

   Net investment income (b) .......          0.13            0.27            0.26            0.25            0.24            0.25

   Net realized and unrealized
     gains (losses) ................          0.19           (0.01)          (0.08)          (0.11)          (0.05)          (0.10)
                                         ---------       ---------       ---------       ---------       ---------       ---------

Total from investment operations ...          0.32            0.26            0.18            0.14            0.19            0.15
                                         ---------       ---------       ---------       ---------       ---------       ---------

Less distributions from net
  investment income ................         (0.14)          (0.30)          (0.28)          (0.29)          (0.32)          (0.33)
                                         ---------       ---------       ---------       ---------       ---------       ---------

Redemption fees ....................            -- (e)          -- (e)          -- (e)          -- (e)          -- (e)          --
                                         ---------       ---------       ---------       ---------       ---------       ---------

Net asset value, end of period .....     $    6.56       $    6.38       $    6.42       $    6.52       $    6.67       $    6.80
                                         =========       =========       =========       =========       =========       =========

Total return (c) ...................          5.13%           4.10%           2.87%           2.13%           2.92%           2.13%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ...........................          1.24% (f)       1.25% (f)       1.24% (f)       1.25% (f)       1.23% (f)       1.23%

Net investment income ..............          4.14%           4.25%           4.12%           3.76%           3.56%           3.58%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ..    $  305,606       $ 316,720       $ 388,807       $ 478,788       $ 568,276       $ 678,814

Portfolio turnover rate ............          8.27%          12.34%          20.54%          29.14%          41.45%          66.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

 80| The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                 SIX MONTHS ENDED                           YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2008    -------------------------------------------------------------------------
CLASS C                            (UNAUDITED)        2007            2006            2005            2004            2003
-------------------------------  ---------------    ---------       ---------       ---------       ---------       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)
Net asset value, beginning
of period ......................    $    6.36       $    6.40       $    6.50       $    6.65       $    6.78       $    6.97
                                    ---------       ---------       ---------       ---------       ---------       ---------
Income from investment
operations (a):

   Net investment income (b) ...         0.13            0.27            0.26            0.25            0.24            0.25

   Net realized and
   unrealized gains (losses) ...         0.19           (0.01)          (0.08)          (0.11)          (0.05)          (0.11)
                                    ---------       ---------       ---------       ---------       ---------       ---------
Total from investment
operations .....................         0.32            0.26            0.18            0.14            0.19            0.14
                                    ---------       ---------       ---------       ---------       ---------       ---------
Less distributions from net
investment income ..............        (0.14)          (0.30)          (0.28)          (0.29)          (0.32)          (0.33)
                                    ---------       ---------       ---------       ---------       ---------       ---------
Redemption fees ................           --  (e)         --  (e)         --  (e)         --  (e)         --  (e)         --
                                    ---------       ---------       ---------       ---------       ---------       ---------
Net asset value, end
of period ......................    $    6.54       $    6.36       $    6.40       $    6.50       $    6.65       $    6.78
                                    =========       =========       =========       =========       =========       =========

Total return (c) ...............         5.15%           4.12%           2.88%           2.14%           2.91            2.00%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses .......................         1.24% (f)       1.25% (f)       1.23% (f)       1.25% (f)       1.23% (f)       1.23% (f)

Net investment income ..........         4.14%           4.25%           4.13%           3.76%           3.56            3.58%

SUPPLEMENTAL DATA

Net assets, end of
period (000's) .................    $ 524,267       $ 418,951       $ 424,462       $ 508,539       $ 597,451       $ 814,635

Portfolio turnover rate ........         8.27%          12.34%          20.54%          29.14%          41.45           66.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 81

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                    SIX MONTHS ENDED                         YEAR ENDED SEPTEMBER 30,
                                     MARCH 31, 2008     --------------------------------------------------------------------
CLASS R                               (UNAUDITED)         2007           2006           2005           2004           2003
-------------------------------     ---------------     --------       --------       --------       --------       --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning
of period .....................          $   6.39       $   6.43       $   6.53       $   6.68       $   6.81       $   6.99
                                         --------       --------       --------       --------       --------       --------
Income from investment
operations (a):

   Net investment income (b) ..              0.14           0.28           0.27           0.26           0.25           0.25

   Net realized and
   unrealized gains (losses) ..              0.18          (0.01)         (0.08)         (0.11)         (0.05)         (0.09)
                                         --------       --------       --------       --------       --------       --------
Total from investment
operations ....................              0.32           0.27           0.19           0.15           0.20           0.16
                                         --------       --------       --------       --------       --------       --------
Less distributions from net
investment income .............             (0.15)         (0.31)         (0.29)         (0.30)         (0.33)         (0.34)
                                         --------       --------       --------       --------       --------       --------
Redemption fees ...............                --  (e)        --  (e)        --  (e)        --  (e)        --  (e)        --
                                         --------       --------       --------       --------       --------       --------
Net asset value,
end of period .................          $   6.56       $   6.39       $   6.43       $   6.53       $   6.68       $   6.81
                                         ========       ========       ========       ========       ========       ========

Total return (c)...............              5.05%          4.25%          3.01%          2.29%          3.08%          2.29%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ......................              1.09% (f)      1.10% (f)      1.09% (f)      1.10% (f)      1.08% (f)      1.08%

Net investment income .........              4.29%          4.40%          4.27%          3.91%          3.71%          3.73%

SUPPLEMENTAL DATA

Net assets, end of period (000's)        $ 84,631       $ 74,537       $ 71,104       $ 65,790       $ 59,431       $ 54,042

Portfolio turnover rate .......              8.27%         12.34%         20.54%         29.14%         41.45%         66.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

82 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                  SIX MONTHS ENDED                           YEAR ENDED SEPTEMBER 30,
                                   MARCH 31, 2008      -------------------------------------------------------------------------
ADVISOR CLASS                       (UNAUDITED)           2007            2006           2005             2004            2003
-------------------------------   ----------------     ---------        --------       ---------       ---------       ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value, beginning
of period .....................        $    6.41       $    6.45        $   6.55       $    6.69       $    6.83       $    7.01
                                       ---------       ---------        --------       ---------       ---------       ---------
Income from investment
operations (a):

   Net investment income (b) ..             0.16            0.31            0.31            0.29            0.28            0.29

   Net realized and
   unrealized gains (losses) ..             0.19           (0.01)          (0.09)          (0.10)          (0.06)          (0.10)
                                       ---------       ---------        --------       ---------       ---------       ---------
Total from investment
operations ....................             0.35            0.30            0.22            0.19            0.22            0.19
                                       ---------       ---------        --------       ---------       ---------       ---------
Less distributions from net
investment income .............            (0.17)          (0.34)          (0.32)          (0.33)          (0.36)          (0.37)
                                       ---------       ---------        --------       ---------       ---------       ---------
Redemption fees ...............               --  (e)         --  (e)         --  (e)         --  (e)         --  (e)         --
                                       ---------       ---------        --------       ---------       ---------       ---------
Net asset value,
end of period .................        $    6.59       $    6.41        $   6.45       $    6.55       $    6.69       $    6.83
                                       =========       =========        ========       =========       =========       =========

Total return (c) ..............             5.45%           4.75%           3.53%           2.95%           3.42%           2.79%

RATIOS TO AVERAGE
NET ASSETS (d)

Expenses ......................             0.59% (f)       0.60% (f)       0.59% (f)       0.60% (f)       0.58% (f)       0.58%

Net investment income .........             4.79%           4.90%           4.77%           4.41%           4.21%           4.23%

SUPPLEMENTAL DATA

Net assets, end of
period (000's) ..............          $ 552,705       $ 470,751        $387,239       $ 334,681       $ 340,279       $ 308,411

Portfolio turnover rate .......             8.27%          12.34%          20.54%          29.14%          41.45%          66.96%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Total return is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 83

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                           PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------   ----------------   ---------------
MORTGAGE-BACKED SECURITIES 96.5%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 96.5%
GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17 .....................   $        110,652   $       120,619
GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16 .....................            277,486           305,076
GNMA GP 30 Year, 10.00%, 11/15/09 - 1/15/10 ....................            115,325           122,739
GNMA GP 30 Year, 10.25%, 5/15/20 ...............................             10,430            12,567
GNMA GP 30 Year, 11.00%, 1/15/10 - 12/15/10 ....................            291,898           318,664
GNMA GP 30 Year, 11.25%, 7/15/13 - 1/15/16 .....................            228,354           270,313
GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13 .....................             35,523            41,705
GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13 .....................             34,494            40,690
GNMA GP 30 Year, 12.00%, 3/15/11 - 12/15/12 ....................             13,048            14,882
GNMA GP 30 Year, 12.50%, 5/15/10 - 6/15/10 .....................             23,502            26,023
GNMA GP 30 Year, 12.75%, 5/15/14 ...............................              5,146             6,122
GNMA I SF 15 Year, 6.50%, 5/15/18 ..............................          1,653,199         1,726,292
GNMA I SF 15 Year, 7.00%, 10/15/09 .............................            215,549           216,256
GNMA I SF 30 Year, 5.00%, 2/15/33 - 9/15/36 ....................        618,624,283       619,787,552
GNMA I SF 30 Year, 5.50%, 5/15/28 - 2/15/38 ....................      1,085,394,331     1,109,526,291
GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/38 ...................      1,437,859,841     1,487,784,367
GNMA I SF 30 Year, 6.00%, 1/15/36 ..............................         69,075,696        71,430,777
GNMA I SF 30 Year, 6.00%, 3/15/38 ..............................         74,323,650        76,826,284
GNMA I SF 30 Year, 6.50%, 5/15/23 - 2/15/38 ....................        431,926,568       450,846,641
GNMA I SF 30 Year, 6.75%, 3/15/26 - 4/15/26 ....................             70,186            74,704
GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32 ....................        193,296,282       206,840,267
GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 ...................            596,045           639,472
GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/32 ....................         52,116,673        56,153,234
GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22 ....................            476,363           517,384
GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30 ...................         40,505,442        44,266,747
GNMA I SF 30 Year, 8.25%, 3/15/27 - 11/15/27 ...................            142,907           156,659
GNMA I SF 30 Year, 8.50%, 12/15/09 - 6/15/25 ...................          8,864,833         9,774,836
GNMA I SF 30 Year, 9.00%, 12/15/08 - 7/15/23 ...................         11,032,570        12,101,548
GNMA I SF 30 Year, 9.50%, 5/15/09 - 1/15/23 ....................          6,879,931         7,656,338
GNMA I SF 30 Year, 10.00%, 4/15/12 - 3/15/25 ...................          8,746,228        10,495,767
GNMA I SF 30 Year, 10.50%, 12/15/09 - 10/15/21 .................          6,565,465         7,898,396
GNMA I SF 30 Year, 11.00%, 12/15/09 - 5/15/21 ..................          5,432,086         6,351,707
GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16 ...................          1,416,286         1,680,781
GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 ...................          6,747,909         8,103,263
GNMA I SF 30 Year, 12.50%, 4/15/10 - 8/15/18 ...................          5,573,748         6,519,521
GNMA I SF 30 Year, 13.00%, 7/15/10 - 1/15/16 ...................          6,105,492         7,216,411
GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 ...................             63,102            68,542
GNMA II GP 30 Year, 11.50%, 8/20/13 ............................             14,220            16,641
GNMA II SF 30 Year, 4.50%, 5/20/33 - 10/20/34 ..................         39,611,572        38,300,737
GNMA II SF 30 Year, 5.00%, 7/20/33 - 3/20/36 ...................        304,614,305       303,877,288
GNMA II SF 30 Year, 5.00%, 9/20/33 .............................        261,881,405       261,398,443
GNMA II SF 30 Year, 5.50%, 6/20/34 .............................         67,978,629        69,336,063
GNMA II SF 30 Year, 5.50%, 7/20/34 - 8/20/37 ...................        518,847,914       529,092,189
GNMA II SF 30 Year, 5.50%, 12/20/34 ............................        205,866,146       209,976,994
GNMA II SF 30 Year, 5.50%, 1/20/35 .............................         83,732,608        85,399,500

  84 | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                 PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------   ----------------   ---------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
GNMA II SF 30 Year, 5.50%, 2/20/35 ...................................     $  103,361,646   $   105,419,299
GNMA II SF 30 Year, 6.00%, 10/20/23 - 10/20/37 .......................        535,282,495       553,134,217
GNMA II SF 30 Year, 6.00%, 1/20/38 ...................................         79,295,608        81,878,911
GNMA II SF 30 Year, 6.50%, 6/20/24 - 3/20/34 .........................         72,266,817        75,593,858
GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 .........................         38,504,241        41,101,123
GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ........................          6,953,136         7,469,922
GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 .........................          3,372,805         3,680,080
GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 .........................          1,742,025         1,912,869
GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21 ........................            524,037           573,327
GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25 .........................            315,472           352,102
GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 ........................            664,433           796,469
GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 ........................          1,947,932         2,330,292
GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 ........................            306,337           367,508
GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 ........................            146,907           175,344
GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 ........................            322,481           386,322
GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 ......................            225,866           269,169
GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 .......................            230,644           276,529
                                                                                            ---------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $6,471,919,097) ...............                        6,579,054,633
                                                                                            ---------------

                                                                                         SHARES
                                                                                       -----------
    SHORT TERM INVESTMENT 3.1%
    MONEY MARKET FUND (COST $210,084,798) 3.1%
(a) Franklin Institutional Fiduciary Trust Money Market Portfolio, 2.50% ..........    210,084,798       210,084,798
                                                                                                     ---------------
    TOTAL INVESTMENTS (COST $6,682,003,895) 99.6% .................................                    6,789,139,431
    OTHER ASSETS, LESS LIABILITIES 0.4% ...........................................                       28,540,481
                                                                                                     ---------------
    NET ASSETS 100.0% .............................................................                  $ 6,817,679,912
                                                                                                     ===============

See Selected Portfolio Abbreviations on page 94.

(a) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

                              Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 85

Franklin Custodian Funds

FRANKLIN UTILITIES FUND


                                 SIX MONTHS ENDED                          YEAR ENDED SEPTEMBER 30,
                                  MARCH 31, 2008   ----------------------------------------------------------------------------
CLASS A                            (UNAUDITED)            2007          2006             2005            2004           2003
-------------------------------  ----------------  ---------------   -------------  --------------  --------------  -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value,
 beginning of period ..........    $    14.58        $    12.89       $    12.59      $    10.16      $     8.80     $     7.96
                                   ----------        ----------        ---------      ----------      ----------     ----------
Income from
 investment operations (a):

   Net investment income (b) .....       0.19              0.40             0.43            0.45            0.43           0.42

   Net realized and
    unrealized
     gains (losses) ...........         (0.71)             2.16             0.37            2.42            1.33           0.85
                                   ----------        ----------        ---------      ----------      ----------     ----------
Total from
investment operations .........         (0.52)             2.56             0.80            2.87            1.76           1.27
                                   ----------        ----------        ---------      ----------      ----------     ----------
Less distributions from:

   Net investment
    income ....................         (0.20)            (0.40)           (0.41)          (0.44)          (0.40)         (0.43)

   Net
    realized gains ............         (0.74)            (0.47)           (0.09)             --              --             --
                                   ----------        ----------        ---------      ----------      ----------     ----------
Total distributions ...........         (0.94)            (0.87)           (0.50)          (0.44)          (0.40)         (0.43)
                                   ----------        ----------        ---------      ----------      ----------     ----------
Redemption fees                            -- (e)            -- (e)           -- (e)          -- (e)          -- (e)         --
                                   ----------        ----------        ---------      ----------      ----------     ----------
Net asset
 value, end of period .........    $    13.12        $    14.58       $    12.89      $    12.59      $    10.16     $     8.80
                                   ==========        ==========       ==========      ==========      ==========     ==========

Total return (c) ...............        (4.18)%           20.32%            6.69%          28.81%          20.40%         16.38%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ......................          0.73% (f)         0.75% (f)        0.76% (f)       0.78% (f)       0.80%          0.83%

Net investment income .........          2.61%             2.83%            3.54%           3.92%           4.49%          5.00%

SUPPLEMENTAL DATA

Net assets, end of
 period (000's) ...............    $2,003,088        $2,157,614       $1,926,732      $1,986,034      $1,450,832     $1,259,886

Portfolio
 turnover rate ................          5.76%            10.84%            7.97%          13.53%          16.13%         25.81%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

86 | The accompanying notes are an integral part of these financial  statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND


                                      SIX MONTHS ENDED                        YEAR ENDED SEPTEMBER 30,
                                       MARCH 31, 2008   -------------------------------------------------------------------
CLASS B                                  (UNAUDITED)        2007           2006            2005          2004        2003
------------------------------------  ----------------  -------------  -------------  -------------  ------------  --------
PER SHARE OPERATING PERFORMANCE
(for a  share outstanding
 throughout the period)

Net asset value,
 beginning of period ...............    $  14.56          $  12.88       $  12.57       $  10.15       $   8.80     $  7.97
                                        --------          --------       --------       --------       --------     -------
Income from
 investment operations (a):

   Net investment income (b) ........       0.15              0.33           0.37           0.39           0.38        0.37

   Net realized
    and unrealized gains (losses) ..       (0.70)             2.15           0.38           2.42           1.33        0.85
                                        --------          --------       --------       --------       --------     -------

Total from investment
 operations ........................       (0.55)             2.48           0.75           2.81           1.71        1.22
                                        --------          --------       --------       --------       --------     -------
Less distributions from:

   Net investment income ...........       (0.16)            (0.33)         (0.35)         (0.39)         (0.36)      (0.39)

   Net realized gains ..............       (0.74)            (0.47)         (0.09)            --             --          --
                                        --------          --------       --------       --------       --------     -------
Total distributions . ..............       (0.90)            (0.80)         (0.44)         (0.39)         (0.36)      (0.39)
                                        --------          --------       --------       --------       --------     -------
Redemption fees ....................          -- (e)            -- (e)         -- (e)         -- (e)         -- (e)      --
                                        --------          --------       --------       --------       --------     -------
Net asset value, end of period .....    $  13.11          $  14.56       $  12.88       $  12.57       $  10.15     $  8.80
                                        ========          ========       ========       ========       ========     =======

Total return (c) ....................      (4.37)%           19.66%          6.25%         28.11%         19.71%      15.88%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ...........................        1.23% (f)         1.26% (f)      1.26% (f)      1.28% (f)      1.30%       1.34%

Net investment income . ............        2.11%             2.32%          3.04%          3.42%          3.99%       4.49%

SUPPLEMENTAL DATA

Net assets, end
 of period (000's) .................    $112,595          $127,587       $133,824       $154,277       $127,105     $95,321

Portfolio turnover
 rate ..............................        5.76%            10.84%          7.97%         13.53%         16.13%      25.81%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 87

Franklin Custodian Funds

FRANKLIN UTILITIES FUND


                                           SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                             MARCH 31, 2008  -------------------------------------------------------------------
CLASS C                                       (UNAUDITED)        2007           2006           2005          2004         2003
-----------------------------------------  ----------------  -------------  -------------  -------------  -----------  ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)

Net asset value,
 beginning of period ....................    $  14.53          $  12.85       $  12.55       $  10.13       $   8.78    $   7.95
                                             --------          --------       --------       --------       --------    --------
Income from investment operations (a):

   Net investment income (b) .............       0.15              0.33           0.37           0.39           0.38        0.36

   Net realized and
    unrealized gains (losses) ...........       (0.70)             2.15           0.37           2.42           1.33        0.86
                                             --------          --------       --------       --------       --------    --------
Total from investment operations ........       (0.55)             2.48           0.74           2.81           1.71        1.22
                                             --------          --------       --------       --------       --------    --------
Less distributions from:

   Net investment income ................       (0.16)            (0.33)         (0.35)         (0.39)         (0.36)      (0.39)

   Net realized gains ...................       (0.74)            (0.47)         (0.09)            --             --          --
                                             --------          --------       --------       --------       --------    --------
Total distributions . ...................       (0.90)            (0.80)         (0.44)         (0.39)         (0.36)      (0.39)
                                             --------          --------       --------       --------       --------    --------
Redemption fees .........................          -- (e)            -- (e)         -- (e)         -- (e)        -- (e)       --
                                             --------          --------       --------       --------       --------    --------
Net asset value, end of period ..........    $  13.08          $  14.53       $  12.85       $  12.55       $  10.13    $   8.78
                                             ========          ========       ========       ========       ========    ========

Total return (c).........................       (4.38)%           19.72%          6.19%         28.16%         19.76%      15.77%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ................................        1.23% (f)         1.26% (f)      1.25% (f)      1.28% (f)      1.30%       1.34%

Net investment income . .................        2.11%             2.32%          3.05%          3.42%          3.99%       4.49%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......    $391,180          $424,977       $391,509       $435,714       $283,747    $222,030

Portfolio turnover rate .................        5.76%            10.84%          7.97%         13.53%         16.13%      25.81%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

88 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                           SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                            MARCH 31, 2008   -------------------------------------------------------------
CLASS R                                      (UNAUDITED)        2007           2006        2005         2004        2003
-----------------------------------------  ----------------  ------------  ------------  ------------  ----------  -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
throughout the period)

Net asset value,
 beginning of period . ..................    $ 14.54           $ 12.86       $ 12.57       $ 10.15       $ 8.79     $ 7.96
                                             -------           -------       -------       -------       ------     ------
Income from investment operations (a):

   Net investment income (b) .............      0.16              0.35          0.39          0.43         0.39       0.37

   Net realized and unrealized
    gains (losses) ......................      (0.70)             2.16          0.36          2.40         1.34       0.86
                                             -------           -------       -------       -------       ------     ------
Total from investment operations ........      (0.54)             2.51          0.75          2.83         1.73       1.23
                                             -------           -------       -------       -------       ------     ------
Less distributions from:

   Net investment income ................      (0.18)            (0.36)        (0.37)        (0.41)       (0.37)     (0.40)

   Net realized gains ...................      (0.74)            (0.47)        (0.09)           --           --         --
                                             -------           -------       -------       -------       ------     ------
Total distributions . ...................      (0.92)            (0.83)        (0.46)        (0.41)       (0.37)     (0.40)
                                             -------           -------       -------       -------       ------     ------
Redemption fees .........................         -- (e)            -- (e)       -- (e)         -- (e)       -- (e)     --
                                             -------           -------       -------       -------       ------     ------
Net asset value, end of period ..........    $ 13.08           $ 14.54       $ 12.86       $ 12.57       $10.15     $ 8.79
                                             =======           =======       =======       =======       ======     ======

Total return (c) ........................      (4.37)%           19.92%         6.29%        28.35%       20.02%     15.96%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ................................       1.08% (f)         1.11% (f)     1.11% (f)     1.13% (f)    1.15%      1.19%

Net investment income . .................       2.26%             2.47%         3.19%         3.57%        4.14%      4.64%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......    $40,899           $41,845       $27,736       $14,649       $1,590     $1,142

Portfolio turnover rate .................       5.76%            10.84%         7.97%        13.53%       16.13%     25.81%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

                               Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 89

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                         SIX MONTHS ENDED                       YEAR ENDED SEPTEMBER 30,
                                          MARCH 31, 2008   ------------------------------------------------------------------
ADVISOR CLASS                             (UNAUDITED)         2007            2006            2005         2004        2003
---------------------------------------  ----------------  ------------  -------------   -------------  -----------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
 beginning of period . ................    $ 14.64           $ 12.95       $  12.64        $  10.20       $  8.84     $  7.99
                                           -------           -------       --------        --------       -------     -------
Income from investment
 operations (a):

   Net investment income (b) ...........      0.20              0.42           0.45            0.48          0.44        0.42

   Net realized and unrealized
    gains (losses) ....................      (0.71)             2.17           0.38            2.42          1.34        0.87
                                           -------           -------       --------        --------       -------     -------
Total from investment
 operations ...........................      (0.51)             2.59           0.83            2.90          1.78        1.29
                                           -------           -------       --------        --------       -------     -------
Less distributions from:

   Net investment income ..............      (0.21)            (0.43)         (0.43)          (0.46)        (0.42)      (0.44)

   Net realized gains .................      (0.74)            (0.47)         (0.09)             --            --          --
                                           -------           -------       --------        --------       -------     -------
Total distributions . .................      (0.95)            (0.90)         (0.52)          (0.46)        (0.42)      (0.44)
                                           -------           -------       --------        --------       -------     -------
Redemption fees .......................         -- (e)            -- (e)         -- (e)          -- (e)        -- (e)      --
                                           -------           -------       --------        --------       -------     -------
Net asset value, end of period ........    $ 13.18           $ 14.64       $  12.95        $  12.64       $ 10.20     $  8.84
                                           =======           =======       ========        ========       =======     =======

Total return (c) .......................     (4.09)%            20.43%         6.88%          29.00%        20.48%      16.61%

RATIOS TO AVERAGE NET ASSETS (d)

Expenses ..............................       0.58% (f)         0.61% (f)      0.61% (f)       0.63% (f)     0.65%       0.69%

Net investment income . ...............       2.76%             2.97%          3.69%           4.07%         4.64%       5.14%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .....    $78,120           $86,823       $103,041        $110,249       $51,586     $47,167

Portfolio turnover rate ...............       5.76%            10.84%          7.97%          13.53%        16.13%      25.81%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Total return is not annualized for periods less than one year.

(d)   Ratios are annualized for periods less than one year.

(e)   Amount rounds to less than $0.01 per share.

(f)   Benefit of expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

      FRANKLIN UTILITIES FUND                                COUNTRY          SHARES           VALUE
     ------------------------                             -------------    -----------    ---------------
      LONG TERM INVESTMENTS 99.6%
      COMMON STOCKS 95.7%
      DIVERSIFIED TELECOMMUNICATION SERVICES 3.0%
      AT&T Inc. .......................................   United States      1,200,000    $    45,960,000
      Verizon Communications Inc. .....................   United States        900,000         32,805,000
                                                                                          ---------------
                                                                                               78,765,000
                                                                                          ---------------
      ELECTRIC UTILITIES 48.7%
      American Electric Power Co. Inc. ................   United States      1,300,000         54,119,000
      Cleco Corp. .....................................   United States      1,000,000         22,180,000
      Duke Energy Corp. ...............................   United States      3,800,000         67,830,000
      Edison International ............................   United States      2,100,000        102,942,000
      Entergy Corp. ...................................   United States      1,750,000        190,890,000
      Exelon Corp. ....................................   United States      2,200,000        178,794,000
      FirstEnergy Corp. ...............................   United States      1,700,000        116,654,000
      FPL Group Inc. ..................................   United States      1,700,000        106,658,000
      Hawaiian Electric Industries Inc. ...............   United States        500,000         11,935,000
      Northeast Utilities .............................   United States      1,000,000         24,540,000
      Pepco Holdings Inc. .............................   United States      1,300,000         32,136,000
      Pinnacle West Capital Corp. ....................    United States        800,000         28,064,000
      Portland General Electric Co. ...................   United States      1,200,000         27,060,000
      PPL Corp. .......................................   United States      2,200,000        101,024,000
      Progress Energy Inc. ............................   United States      1,400,000         58,380,000
      Sierra Pacific Resources ........................   United States      3,000,000         37,890,000
      The Southern Co. ................................   United States      2,600,000         92,586,000
      UIL Holdings Corp. ..............................   United States        230,400          6,941,952
      Westar Energy Inc. ..............................   United States        807,900         18,395,883
                                                                                          ---------------
                                                                                            1,279,019,835
                                                                                          ---------------
      GAS UTILITIES 3.1%
      AGL Resources Inc. ..............................   United States        800,000         27,456,000
      Gaz de France. ..................................      France            700,000         42,247,935
      Southwest Gas Corp. .............................   United States        400,000         11,184,000
                                                                                          ---------------
                                                                                               80,887,935
                                                                                          ---------------
      INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.5%
      Constellation Energy Group ......................   United States        600,000         52,962,000
(a,b) Iberdrola Renovables, 144A ......................       Spain          1,979,200         13,775,832
                                                                                          ---------------
                                                                                               66,737,832
                                                                                          ---------------
      MULTI-UTILITIES 35.0%
      Alliant Energy Corp. ............................   United States      1,400,000         49,014,000
      Ameren Corp. ....................................   United States      1,300,000         57,252,000
      CenterPoint Energy Inc. .........................   United States      1,700,000         24,259,000
      Consolidated Edison Inc. ........................   United States        800,000         31,760,000
      Dominion Resources Inc. .........................   United States      2,300,000         93,932,000
      DTE Energy Co. ..................................   United States        600,000         23,334,000
      Integrys Energy Group Inc. ......................   United States        800,000         37,312,000
      National Grid PLC ...............................   United Kingdom     4,987,755         68,495,538
      PG&E Corp. ......................................   United States      2,400,000         88,368,000
      Public Service Enterprise Group Inc. ............   United States      2,200,000         88,418,000

                                               Semiannual Report |  91

Franklin Custodian Funds
STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED) (continued)

FRANKLIN UTILITIES FUND                                       COUNTRY         SHARES           VALUE
-----------------------                                   --------------   ------------   --------------
LONG TERM INVESTMENTS (CONTINUED)
COMMON STOCKS (CONTINUED)
MULTI-UTILITIES (CONTINUED)
Puget Energy Inc. .....................................   United States       1,725,000   $   44,625,750
RWE AG ................................................      Germany            300,000       37,045,858
SCANA Corp. ...........................................   United States       1,200,000       43,896,000
Sempra Energy .........................................   United States       1,500,000       79,920,000
TECO Energy Inc. ......................................   United States         269,800        4,303,310
United Utilities PLC ..................................   United Kingdom      2,777,892       38,065,375
Vectren Corp. .........................................   United States         600,000       16,098,000
Wisconsin Energy Corp. ................................   United States       1,000,000       43,990,000
Xcel Energy Inc. ......................................   United States       2,400,000       47,880,000
                                                                                          --------------
                                                                                             917,968,831
                                                                                          --------------
OIL, GAS & CONSUMABLE FUELS 3.4%
Spectra Energy Corp. ..................................   United States       2,195,700       49,952,175
TransCanada Corp. .....................................      Canada             350,000       13,486,457
The Williams Cos. Inc. ................................   United States         800,000       26,384,000
                                                                                          --------------
                                                                                              89,822,632
                                                                                          --------------
TOTAL COMMON STOCKS (COST $ 1,624,825,890) ............                                    2,513,202,065
                                                                                          --------------

CONVERTIBLE PREFERRED STOCKS 0.9%
ELECTRIC UTILITIES 0.5%
CMS Energy Trust I, 7.75%, cvt. pfd. ..................   United States         270,050       13,339,120
                                                                                          --------------

MULTI-UTILITIES 0.4%
PNM Resources Inc., 6.75%, cvt. pfd. ..................   United States         450,000       10,603,125
                                                                                          --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $36,440,245) ....................................                                       23,942,245
                                                                                          --------------

                                                                        PRINCIPAL AMOUNT (c)
CORPORATE BONDS 3.0%
ELECTRIC UTILITIES 1.4%
MidAmerican Energy Holdings Co., senior note, 8.48%,
9/15/28 ...............................................   United States    $ 25,000,000       30,053,700
Northeast Generation Co., senior secured note, B-1,
8.812%, 10/15/26 ......................................   United States       7,417,969        8,252,490
                                                                                          --------------
                                                                                              38,306,190
                                                                                          --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.1%
Energy Future Holdings Corp., senior note,
   P, 5.55%, 11/15/14 .................................   United States      32,300,000       25,389,253
   R, 6.55%, 11/15/34 .................................   United States       5,700,000        4,053,390
                                                                                          --------------
                                                                                              29,442,643
                                                                                          --------------
MULTI-UTILITIES 0.5%
Aquila Inc., senior note,
   9.95%, 2/01/11 .....................................   United States       6,000,000        6,349,260
   8.27%, 11/15/21 ....................................   United States       6,100,000        6,470,008
                                                                                          --------------
                                                                                              12,819,268
                                                                                          --------------
TOTAL CORPORATE BONDS (COST $ 76,687,361) .............                                       80,568,101
                                                                                          --------------
TOTAL LONG TERM INVESTMENTS (COST $ 1,737,953,496) ....                                    2,617,712,411
                                                                                          --------------

92 | Semiannual Report

Franklin Custodian Funds

    FRANKLIN UTILITIES FUND                                  COUNTRY          SHARES           VALUE
---------------------------                               -------------   ------------    ---------------
    SHORT TERM INVESTMENT (COST $6,731,962) 0.3%
    MONEY MARKET FUND 0.3%
(d) Franklin Institutional Fiduciary Trust Money
    Market Portfolio, 2.50% ...........................   United States      6,731,962    $     6,731,962
                                                                                          ---------------
    TOTAL INVESTMENTS (COST $1,744,685,458) 99.9% .....                                     2,624,444,373
    OTHER ASSETS, LESS LIABILITIES 0.1% ...............                                         1,437,600
                                                                                          ---------------
    NET ASSETS 100.0% .................................                                   $ 2,625,881,973
                                                                                          ===============

(a) Non-income producing for the twelve months ended March 31, 2008.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2008, the value of this security was $13,775,832, representing 0.52% of net assets.

(c) The principal amount is stated in U.S. dollars unless otherwise indicated.

(d) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

                             Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 93

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2008 (UNAUDITED)

CURRENCY ABBREVIATIONS          SELECTED PORTFOLIO ABBREVIATIONS

EUR - Euro                      ADR - American Depository Receipt
                                FHLMC - Federal Home Loan Mortgage Corp.
                                FNMA  - Federal National Mortgage Association
                                FRN   - Floating Rate Note
                                GNMA  - Government National Mortgage Association
                                GP    - Graduated Payment
                                MTN   - Medium Term Note
                                PIK   - Payment-In-Kind
                                SF    - Single Family


94 |  The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2008 (unaudited)

                                                                       FRANKLIN         FRANKLIN           FRANKLIN
                                                                     DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                                    --------------   ----------------   ----------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ................................   $ 284,157,558    $ 1,125,153,369    $ 52,935,435,532
     Cost - Non-controlled affiliated issuers (Note 10) .........              --                 --       1,691,838,817
     Cost - Sweep Money Fund (Note 7) ...........................      15,195,393          2,357,461         210,085,740
     Cost - Repurchase agreements ...............................              --                 --       2,038,394,816
                                                                    -------------    ---------------    ----------------
     Total cost of investments ..................................   $ 299,352,951    $ 1,127,510,830    $ 56,875,754,905
                                                                    =============    ===============    ================
     Value - Unaffiliated issuers ...............................   $ 519,112,493    $ 2,632,703,136    $ 51,342,888,338
     Value - Non-controlled affiliated issuers (Note 10) ........              --                 --       2,647,859,496
     Value - Sweep Money Fund (Note 7) ..........................      15,195,393          2,357,461         210,085,740
     Value - Repurchase agreements ..............................              --                 --       2,038,394,816
                                                                    -------------    ---------------    ----------------
     Total value of investments (a) ..............................    534,307,886      2,635,060,597      56,239,228,390
   Cash                                                                        --             94,986          11,048,590
   Receivables:
     Investment securities sold .................................       5,050,354                 --          54,711,495
     Capital shares sold ........................................         397,538          3,032,762         106,304,081
     Dividends and interest .....................................         130,405          2,268,007         648,496,700
                                                                    -------------    ---------------    ----------------
        Total assets ............................................     539,886,183      2,640,456,352      57,059,789,256
                                                                    -------------    ---------------    ----------------
Liabilities:
   Payables:
     Investment securities purchased ............................       4,953,090                 --         101,162,416
     Capital shares redeemed ....................................         813,228          3,831,461         106,323,321
     Affiliates .................................................         571,433          2,659,501          47,505,331
     Unaffiliated transfer agent fees ...........................         105,015            983,271           5,396,262
   Payable upon return of securities loaned .....................              --                 --          95,063,000
   Unrealized loss on unfunded loan commitments (Note 9) ........              --                 --             106,623
   Accrued expenses and other liabilities .......................          78,300            399,170           3,586,091
                                                                    -------------    ---------------    ----------------
        Total liabilities .......................................       6,521,066          7,873,403         359,143,044
                                                                    -------------    ---------------    ----------------
          Net assets, at value ..................................   $ 533,365,117    $ 2,632,582,949    $ 56,700,646,212
                                                                    =============    ===============    ================
Net assets consist of:
   Paid-in capital ..............................................   $ 277,282,269    $ 1,166,416,110    $ 56,952,047,718
   Undistributed net investment income (loss) ...................      (1,104,421)         2,376,137          45,418,996
   Net unrealized appreciation (depreciation) ...................     234,954,935      1,507,549,767        (636,697,655)
   Accumulated net realized gain (loss) .........................      22,232,334        (43,759,065)        339,877,153
                                                                    -------------    ---------------    ----------------
          Net assets, at value ..................................   $ 533,365,117    $ 2,632,582,949    $ 56,700,646,212
                                                                    =============    ===============    ================

(a) The Franklin Income Fund includes $91,068,414 of securities loaned.

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 95

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
March 31, 2008 (unaudited)

                                                                      FRANKLIN          FRANKLIN           FRANKLIN
                                                                    DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                                    -------------   ---------------   ----------------
CLASS A:
   Net assets, at value .........................................   $ 458,190,481   $ 1,883,484,984   $ 32,595,956,279
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................      16,491,655        46,625,948     13,551,697,882
                                                                    -------------   ---------------   ----------------
   Net asset value per share(a) .................................   $       27.78   $         40.40   $           2.41
                                                                    -------------   ---------------   ----------------
   Maximum offering price per share (net asset value per
     share / 94.25%, 94.25% and 95.75%, respectively) ...........   $       29.47   $         42.86   $           2.52
                                                                    -------------   ---------------   ----------------
CLASS B:
   Net assets, at value .........................................   $  13,743,446   $   109,614,344   $  3,179,240,958
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................         522,156         2,835,069      1,326,788,428
                                                                    -------------   ---------------   ----------------
   Net asset value and maximum offering price per share(a) ......   $       26.32   $         38.66   $           2.40
                                                                    -------------   ---------------   ----------------
CLASS B1:
   Net assets, at value .........................................              --                --   $    312,528,879
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................              --                --        129,835,401
                                                                    -------------   ---------------   ----------------
   Net asset value and maximum offering price per share(a) ......              --                --   $           2.41
                                                                    -------------   ---------------   ----------------
CLASS C:
   Net assets, at value .........................................   $  61,431,190   $   290,534,717   $ 14,892,035,582
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................       2,358,990         7,579,372      6,149,796,630
                                                                    -------------   ---------------   ----------------
   Net asset value and maximum offering price per share(a) ......   $       26.04   $         38.33   $           2.42
                                                                    -------------   ---------------   ----------------
CLASS R:
   Net assets, at value .........................................              --   $    53,200,071   $    290,022,515
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................              --         1,326,322        121,829,203
                                                                    -------------   ---------------   ----------------
   Net asset value and maximum offering price per share(a) ......              --   $         40.11   $           2.38
                                                                    -------------   ---------------   ----------------
ADVISOR CLASS:
   Net assets, at value .........................................              --   $   295,748,833   $  5,430,861,999
                                                                    -------------   ---------------   ----------------
   Shares outstanding ...........................................              --         7,314,366      2,268,983,566
                                                                    -------------   ---------------   ----------------
   Net asset value and maximum offering price per share(a) ......              --   $         40.43   $           2.39
                                                                    -------------   ---------------   ----------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


96 |  The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
March 31, 2008 (unaudited)

                                                                 FRANKLIN
                                                              U.S. GOVERNMENT      FRANKLIN
                                                              SECURITIES FUND   UTILITIES FUND
                                                              ---------------   ---------------
Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ..........................   $ 6,471,919,097   $ 1,737,953,496
     Cost - Sweep Money Fund (Note 7) .....................       210,084,798         6,731,962
                                                              ---------------   ---------------
     Total cost of investments ............................   $ 6,682,003,895   $ 1,744,685,458
                                                              ===============   ===============
     Value - Unaffiliated issuers .........................   $ 6,579,054,633   $ 2,617,712,411
     Value - Sweep Money Fund (Note 7) ....................       210,084,798         6,731,962
                                                              ---------------   ---------------
     Total value of investments ...........................     6,789,139,431     2,624,444,373
   Cash ...................................................         1,517,169                --
   Receivables: ...........................................
     Investment securities sold ...........................            22,119                --
     Capital shares sold ..................................        14,579,133         1,905,608
     Dividends and interest ...............................        29,912,704         7,004,481
                                                              ---------------   ---------------
        Total assets ......................................     6,835,170,556     2,633,354,462
                                                              ---------------   ---------------
Liabilities:
   Payables:
     Capital shares redeemed ..............................        11,467,844         4,789,344
     Affiliates                                                     4,822,002         2,172,031
   Accrued expenses and other liabilities .................         1,200,798           511,114
                                                              ---------------   ---------------
        Total liabilities .................................        17,490,644         7,472,489
                                                              ---------------   ---------------
          Net assets, at value ............................   $ 6,817,679,912   $ 2,625,881,973
                                                              ===============   ===============
Net assets consist of:
   Paid-in capital ........................................   $ 7,126,263,050   $ 1,732,233,433
   Undistributed net investment income (distributions in
    excess of net investment income) ......................        (4,781,871)        2,681,117
   Net unrealized appreciation (depreciation) .............       107,135,536       879,758,232
   Accumulated net realized gain (loss) ...................      (410,936,803)       11,209,191
                                                              ---------------   ---------------
          Net assets, at value ............................   $ 6,817,679,912   $ 2,625,881,973
                                                              ===============   ===============

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 97

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)
March 31, 2008 (unaudited)

                                                                 FRANKLIN
                                                              U.S. GOVERNMENT      FRANKLIN
                                                              SECURITIES FUND   UTILITIES FUND
                                                              ---------------   ---------------
CLASS A:
   Net assets, at value ...................................   $ 5,350,470,104   $ 2,003,087,511
                                                              ===============   ===============
   Shares outstanding .....................................       814,367,650       152,675,109
                                                              ===============   ===============
   Net asset value per share (a) ..........................   $          6.57   $         13.12
                                                              ===============   ===============
   Maximum offering price per share (net asset value per
    share / 95.75%) .......................................   $          6.86   $         13.70
                                                              ===============   ===============
CLASS B:
   Net assets, at value ...................................   $   305,606,347   $   112,595,364
                                                              ===============   ===============
   Shares outstanding .....................................        46,588,652         8,589,546
                                                              ===============   ===============
   Net asset value and maximum offering price per share (a)   $          6.56   $         13.11
                                                              ===============   ===============
CLASS C:
   Net assets, at value ...................................   $   524,267,144   $   391,180,083
                                                              ===============   ===============
   Shares outstanding .....................................        80,201,538        29,916,091
                                                              ===============   ===============
   Net asset value and maximum offering price per share (a)    $         6.54   $         13.08
                                                              ===============   ===============
CLASS R:
   Net assets, at value ...................................   $    84,631,294   $    40,898,921
                                                              ===============   ===============
   Shares outstanding .....................................        12,892,253         3,126,031
                                                              ===============   ===============
   Net asset value and maximum offering price per share (a)   $          6.56   $         13.08
                                                              ===============   ===============
ADVISOR CLASS:
   Net assets, at value ...................................   $   552,705,023   $    78,120,094
                                                              ===============   ===============
   Shares outstanding .....................................        83,923,158         5,926,304
                                                              ===============   ===============
   Net asset value and maximum offering price per share (a)   $          6.59   $         13.18
                                                              ===============   ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.

98 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2008 (unaudited)

                                                                              FRANKLIN          FRANKLIN          FRANKLIN
                                                                            DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                                            --------------   --------------   ----------------
Investment income:
   Dividends:
     Unaffiliated issuers ...............................................   $    1,802,456   $   18,975,530   $    548,831,595
     Non-controlled affiliated issuers (Note 10) ........................               --               --         78,163,216
     Sweep Money Fund (Note 7) ..........................................          228,981          703,360          4,054,735
   Interest .............................................................              546               --      1,427,162,820
   Income from securities loaned ........................................           42,842               --          2,352,229
                                                                            --------------   --------------   ----------------
          Total investment income .......................................        2,074,825       19,678,890      2,060,564,595
                                                                            --------------   --------------   ----------------
Expenses:
   Management fees (Note 3a) ............................................        1,429,570        6,505,066        113,764,108
   Distribution fees: (Note 3c)
     Class A ............................................................          605,633        2,476,073         25,760,405
     Class B ............................................................           78,162          627,643         17,359,693
     Class B1 ...........................................................               --               --          1,146,362
     Class C ............................................................          333,827        1,600,757         50,463,713
     Class R ............................................................               --          137,348            732,580
   Transfer agent fees (Note 3e) ........................................          599,759        2,656,579         20,699,754
   Custodian fees (Note 4) ..............................................            4,917           27,532            561,320
   Reports to shareholders ..............................................           70,432          271,058          2,693,312
   Registration and filing fees .........................................           26,926           69,532          1,159,665
   Professional fees.....................................................           17,608           44,161            351,737
   Trustees' fees and expenses ..........................................            1,210            8,414            112,830
   Other ................................................................           11,206           34,194            632,091
                                                                            --------------   --------------   ----------------
          Total expenses ................................................        3,179,250       14,458,357        235,437,570
          Expense reductions (Note 4) ...................................               (4)             (72)          (315,744)
                                                                            --------------   --------------   ----------------
             Net expenses ...............................................        3,179,246       14,458,285        235,121,826
                                                                            --------------   --------------   ----------------
               Net investment income (loss) .............................       (1,104,421)       5,220,605      1,825,442,769
                                                                            --------------   --------------   ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments:
        Unaffiliated Issuers ............................................       37,814,600       66,034,334        279,792,053
        Non-controlled affiliated issuers (Note 10) .....................               --               --        130,903,235
     Foreign currency transactions ......................................          (21,026)              --           (305,316)
                                                                            --------------   --------------   ----------------
               Net realized gain (loss) .................................       37,793,574       66,034,334        410,389,972
                                                                            --------------   --------------   ----------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ........................................................     (112,695,471)    (460,354,148)    (6,852,784,940)
     Translation of assets and liabilities denominated in foreign
      currencies.........................................................               --               --           (249,736)
                                                                            --------------   --------------   ----------------
               Net change in unrealized appreciation (depreciation)......     (112,695,471)    (460,354,148)    (6,853,034,676)
                                                                            --------------   --------------   ----------------
Net realized and unrealized gain (loss)..................................      (74,901,897)    (394,319,814)    (6,442,644,704)
                                                                            --------------   --------------   ----------------
Net increase (decrease) in net assets resulting from operations .........   $  (76,006,318)  $ (389,099,209)  $ (4,617,201,935)
                                                                            ==============   ==============   ================

                              Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 99

Franklin Custodian Funds

STATEMENTS OF OPERATIONS (continued)
for the six months ended March 31, 2008 (unaudited)

                                                                                     FRANKLIN
                                                                                  U.S. GOVERNMENT      FRANKLIN
                                                                                  SECURITIES FUND   UTILITIES FUND
                                                                                  ---------------   --------------
Investment income:
   Dividends:
     Unaffiliated issuers ......................................................   $          --    $   43,587,905
     Sweep Money Fund (Note 7) .................................................       4,053,494           690,844
   Interest ....................................................................     172,700,100         3,420,851
                                                                                   -------------    --------------
        Total investment income ................................................     176,753,594        47,699,600
                                                                                   -------------    --------------
Expenses:
   Management fees (Note 3a) ...................................................      14,669,547         6,456,575
   Distribution fees: (Note 3c)
     Class A ...................................................................       3,317,316         1,585,326
     Class B ...................................................................       1,006,587           405,833
     Class C ...................................................................       1,483,538         1,380,433
     Class R ...................................................................         198,159           109,284
   Transfer agent fees (Note 3e) ...............................................       4,173,925         1,534,943
   Custodian fees (Note 4) .....................................................          58,599            40,172
   Reports to shareholders .....................................................         292,893           178,739
   Registration and filing fees ................................................          77,470            55,355
   Professional fees ...........................................................          43,585            39,977
   Trustees' fees and expenses .................................................          16,147             5,637
   Other .......................................................................          89,741            18,124
                                                                                   -------------    --------------
        Total expenses .........................................................      25,427,507        11,810,398
        Expense reductions (Note 4) ............................................             (32)          (11,807)
                                                                                   -------------    --------------
          Net expenses .........................................................      25,427,475        11,798,591
                                                                                   -------------    --------------
             Net investment income .............................................     151,326,119        35,901,009
                                                                                   -------------    --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...............................................................      (1,239,380)       50,711,004
     Foreign currency transactions .............................................              --           353,522
                                                                                   -------------    --------------
             Net realized gain (loss) ..........................................      (1,239,380)       51,064,526
                                                                                   -------------    --------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...............................................................     186,828,421      (206,259,160)
     Translation of assets and liabilities denominated in foreign currencies ...              --            (1,385)
                                                                                   -------------    --------------
             Net change in unrealized appreciation (depreciation) ..............     186,828,421      (206,260,545)
                                                                                   -------------    --------------
Net realized and unrealized gain (loss) ........................................     185,589,041      (155,196,019)
                                                                                   -------------    --------------
Net increase (decrease) in net assets resulting from operations ................   $ 336,915,160    $ (119,295,010)
                                                                                   =============    ==============

100 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                       FRANKLIN DYNATECH FUND                   FRANKLIN GROWTH FUND
                                                -------------------------------------   -------------------------------------
                                                SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                 MARCH 31, 2008        YEAR ENDED        MARCH 31, 2008        YEAR ENDED
                                                   (UNAUDITED)     SEPTEMBER 30, 2007     (UNAUDITED)      SEPTEMBER 30, 2007
                                                ----------------   ------------------   ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ...........    $   (1,104,421)     $   (2,484,227)     $     5,220,605     $     7,383,921
     Net realized gain (loss) from
        investments and foreign currency
        transactions ........................        37,793,574          54,267,988           66,034,334           8,027,309
     Net change in unrealized appreciation
        (depreciation) on investments .......      (112,695,471)         88,303,700         (460,354,148)        436,966,418
                                                 --------------      --------------      ---------------     ---------------
     Net increase (decrease) in net assets
        resulting from operations ...........       (76,006,318)        140,087,461         (389,099,209)        452,377,648
                                                 --------------      --------------      ---------------     ---------------
   Distributions to shareholders from:
     Net investment income:
        Class A .............................                --                  --           (6,070,929)         (4,596,420)
        Class R .............................                --                  --              (37,603)             (7,075)
        Advisor Class .......................                --                  --           (1,821,203)         (1,417,769)
     Net realized gains:
        Class A .............................       (11,692,400)                 --                   --                  --
        Class B .............................          (381,099)                 --                   --                  --
        Class C .............................        (1,631,083)                 --                   --                  --
                                                 --------------      --------------      ---------------     ---------------
   Total distributions to shareholders ......       (13,704,582)                 --           (7,929,735)         (6,021,264)
                                                 --------------      --------------      ---------------     ---------------
   Capital share transactions: (Note 2)
        Class A .............................       (18,564,975)       (159,197,616)          40,573,296         111,946,191
        Class B .............................          (400,680)         (5,690,695)         (11,720,639)         (5,331,820)
        Class C .............................         1,654,294         (13,236,699)          (5,888,967)         18,194,989
        Class R .............................                --                  --            7,948,327           8,345,533
        Advisor Class .......................                --                  --          (20,390,727)         34,972,750
                                                 --------------      --------------      ---------------     ---------------
   Total capital share transactions .........       (17,311,361)       (178,125,010)          10,521,290         168,127,643
                                                 --------------      --------------      ---------------     ---------------
   Redemption fees ..........................             1,597               3,893                5,567               8,351
                                                 --------------      --------------      ---------------     ---------------
          Net increase (decrease) in
             net assets .....................      (107,020,664)        (38,033,656)        (386,502,087)        614,492,378
Net assets:
   Beginning of period ......................       640,385,781         678,419,437        3,019,085,036       2,404,592,658
                                                 --------------      --------------      ---------------     ---------------
   End of period ............................    $  533,365,117      $  640,385,781      $ 2,632,582,949     $ 3,019,085,036
                                                 ==============      ==============      ===============     ===============
Undistributed net investment income (loss)
 included in net assets:
     End of period ..........................    $   (1,104,421)     $           --      $     2,376,137     $     5,085,267
                                                 ==============      ==============      ===============     ===============

                              Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 101

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                                       FRANKLIN
                                                           FRANKLIN INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                  -------------------------------------   -------------------------------------
                                                  SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   MARCH 31, 2008        YEAR ENDED         MARCH 31, 2008       YEAR ENDED
                                                     (UNAUDITED)     SEPTEMBER 30, 2007       (UNAUDITED)    SEPTEMBER 30, 2007
                                                  ----------------   ------------------   ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ....................   $  1,825,442,769    $  2,885,381,172     $   151,326,119    $   301,720,105
     Net realized gain (loss) from
        investments and foreign currency
        transactions ..........................        410,389,972       1,473,778,958          (1,239,380)        (2,097,105)
     Net change in unrealized appreciation
        (depreciation) on investments and
        translation of assets and liabilities
        denominated in foreign currencies .....     (6,853,034,676)      2,517,987,350         186,828,421        (10,362,317)
                                                  ----------------    ----------------     ---------------    ---------------
     Net increase (decrease) in net assets
        resulting from operations .............     (4,617,201,935)      6,877,147,480         336,915,160        289,260,683
                                                  ----------------    ----------------     ---------------    ---------------
   Distributions to shareholders from:
     Net investment income:
        Class A ...............................     (1,041,525,880)     (1,687,207,815)       (129,036,486)      (264,748,989)
        Class B ...............................        (91,145,298)       (173,469,301)         (6,905,714)       (16,375,700)
        Class B1 ..............................         (9,928,483)        (21,754,097)                 --                 --
        Class C ...............................       (431,708,619)       (694,869,015)        (10,040,978)       (19,237,012)
        Class R ...............................         (8,368,676)        (11,742,767)         (1,804,703)        (3,515,272)
        Advisor Class .........................       (187,447,999)       (280,791,335)        (12,982,588)       (22,110,321)
     Net realized gains:
        Class A ...............................       (800,136,963)       (420,454,280)                 --                 --
        Class B ...............................        (82,518,087)        (56,272,957)                 --                 --
        Class B1 ..............................         (8,423,685)         (6,844,643)                 --                 --
        Class C ...............................       (363,091,783)       (190,856,659)                 --                 --
        Class R ...............................         (6,753,237)         (2,957,517)                 --                 --
        Advisor Class .........................       (142,671,038)        (62,928,530)                 --                 --
                                                  ----------------    ----------------     ---------------    ---------------
   Total distributions to shareholders ........     (3,173,719,748)     (3,610,148,916)       (160,770,469)      (325,987,294)
                                                  ----------------    ----------------     ---------------    ---------------
   Capital share transactions: (Note 2)
        Class A ...............................      1,566,751,573       6,982,490,371         137,272,309       (188,222,491)
        Class B ...............................       (114,864,068)       (237,976,392)        (19,487,189)       (69,804,640)
        Class B1 ..............................        (38,778,836)        (91,477,067)                 --                 --
        Class C ...............................        712,367,957       3,211,521,930          93,428,987         (3,037,771)
        Class R                                         41,477,703          89,672,613           7,951,143          3,854,638
        Advisor Class .........................         18,598,793       2,131,138,371          67,903,965         85,580,325
                                                  ----------------    ----------------     ---------------    ---------------
   Total capital share transactions ...........      2,185,553,122      12,085,369,826         287,069,215       (171,629,939)
                                                  ----------------    ----------------     ---------------    ---------------
   Redemption fees ............................            119,652             231,167              58,438             35,787
                                                  ----------------    ----------------     ---------------    ---------------
          Net increase (decrease) in
             net assets .......................     (5,605,248,909)     15,352,599,557         463,272,344       (208,320,763)
Net assets:
   Beginning of period ........................     62,305,895,121      46,953,295,564       6,354,407,568      6,562,728,331
                                                  ----------------    ----------------     ---------------    ---------------
   End of period ..............................   $ 56,700,646,212    $ 62,305,895,121     $ 6,817,679,912    $ 6,354,407,568
                                                  ================    ================     ===============    ===============
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
     End of period ............................   $     45,418,996    $     (9,898,818)    $    (4,781,871)   $     4,662,479
                                                  ================    ================     ===============    ===============

102 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                                               FRANKLIN UTILITIES FUND
                                                                                        -------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                         MARCH 31, 2008        YEAR ENDED
                                                                                           (UNAUDITED)     SEPTEMBER 30, 2007
                                                                                        ----------------   ------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .........................................................     $    35,901,009     $    77,162,851
     Net realized gain (loss) from investments and foreign currency transactions ...          51,064,526         122,861,109
     Net change in unrealized appreciation (depreciation) on investments and
        translation of assets and liabilities denominated in foreign currencies ....        (206,260,545)        304,461,563
                                                                                         ---------------     ---------------
          Net increase (decrease) in net assets resulting from operations ..........        (119,295,010)        504,485,523
                                                                                         ---------------     ---------------
   Distributions to shareholders from:
        Net investment income:
        Class A ....................................................................         (30,266,972)        (60,045,625)
        Class B ....................................................................          (1,408,762)         (3,213,589)
        Class C ....................................................................          (4,859,621)        (10,097,373)
        Class R ....................................................................            (530,797)           (958,675)
        Advisor Class ..............................................................          (1,417,207)         (2,754,192)
     Net realized gains:
        Class A ....................................................................        (107,496,310)        (68,750,277)
        Class B ....................................................................          (6,261,449)         (4,691,564)
        Class C ....................................................................         (21,133,601)        (14,079,324)
        Class R ....................................................................          (2,175,474)         (1,073,396)
        Advisor Class ..............................................................          (4,410,835)         (2,861,866)
                                                                                         ---------------     ---------------
   Total distributions to shareholders .............................................        (179,961,028)       (168,525,881)
                                                                                         ---------------     ---------------
   Capital share transactions: (Note 2)
        Class A ....................................................................          71,176,151         (21,840,975)
        Class B ....................................................................          (2,249,310)        (23,358,533)
        Class C ....................................................................          10,561,626         (17,678,674)
        Class R ....................................................................           3,585,368          10,467,103
        Advisor Class ..............................................................           3,215,675         (27,554,529)
                                                                                         ---------------     ---------------
   Total capital share transactions ................................................          86,289,510         (79,965,608)
                                                                                         ---------------     ---------------
   Redemption fees .................................................................               3,040              10,165
                                                                                         ---------------     ---------------
          Net increase (decrease) in net assets ....................................        (212,963,488)        256,004,199
Net assets:
   Beginning of period .............................................................       2,838,845,461       2,582,841,262
                                                                                         ---------------     ---------------
   End of period ...................................................................     $ 2,625,881,973     $ 2,838,845,461
                                                                                         ===============     ===============
Undistributed net investment income included in net assets:
   End of period ...................................................................     $     2,681,117     $     5,263,467
                                                                                         ===============     ===============

                              Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 103

Franklin Custodian Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B         CLASS A, CLASS B, CLASS C,                 CLASS A, CLASS B, CLASS B1,
& CLASS C                CLASS R & ADVISOR CLASS                    CLASS C, CLASS R & ADVISOR CLASS
----------------------   ----------------------------------------   --------------------------------
Franklin DynaTech Fund   Franklin Growth Fund                       Franklin Income Fund
                         Franklin U.S. Government Securities Fund
                         Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trusts' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on

104 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. SECURITY VALUATION (continued)

the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the

                                                         Semiannual Report | 105

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. JOINT REPURCHASE AGREEMENT (continued)

seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Funds at period end had been entered into on March 31, 2008. The joint repurchase agreement is valued at cost.

d. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

f. SECURITIES LENDING

Certain funds may loan securities to certain brokers through a securities lending agent for which they receive initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower.

106 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

                                                         Semiannual Report | 107

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

l. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2008, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                              FRANKLIN DYNATECH FUND              FRANKLIN GROWTH FUND
                                           -----------------------------       ---------------------------
                                              SHARES          AMOUNT             SHARES         AMOUNT
                                           ------------    -------------       ----------    -------------
CLASS A SHARES:
Six Months ended March 31, 2008
   Shares sold .........................      1,460,277    $  45,012,936        4,939,148    $ 217,784,595
   Shares issued in reinvestment
   of distributions ....................        327,827       10,398,722          122,947        5,584,242
   Shares redeemed .....................     (2,413,271)     (73,976,633)      (4,236,581)    (182,795,541)
                                           ------------    -------------       ----------    -------------
   Net increase (decrease) .............       (625,167)   $ (18,564,975)         825,514    $  40,573,296
                                           ============    =============       ==========    =============
Year ended September 30, 2007
   Shares sold .........................      2,290,315    $  65,251,876        7,116,058    $ 308,077,143
   Shares issued on merger (Note 11) ...             --               --        3,043,797      137,823,135
   Shares issued in reinvestment
     of distributions ..................             --               --          101,412        4,209,599
   Shares redeemed .....................     (8,062,352)    (224,449,492)      (7,830,995)    (338,163,686)
                                           ------------    -------------       ----------    -------------
   Net increase (decrease) .............     (5,772,037)   $(159,197,616)       2,430,272    $ 111,946,191
                                           ============    =============       ==========    =============


108 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (continued)

                                           FRANKLIN DYNATECH FUND        FRANKLIN GROWTH FUND
                                          ------------------------    --------------------------
                                           SHARES        AMOUNT         SHARES        AMOUNT
                                          --------    ------------    ----------    ------------
CLASS B SHARES:
Six Months ended March 31, 2008
   Shares sold ........................     33,917    $  1,024,650        73,164    $  3,066,992
   Shares issued in reinvestment
     of distributions .................     11,458         345,223            --              --
   Shares redeemed ....................    (63,369)     (1,770,553)     (359,502)    (14,787,631)
                                          --------    ------------    ----------    ------------
   Net increase (decrease) ............    (17,994)   $   (400,680)     (286,338)   $(11,720,639)
                                          ========    ============    ==========    ============
Year ended September 30, 2007
   Shares sold ........................     35,535    $    983,338       126,580    $  5,254,130
   Shares issued on merger (Note 11)...         --              --       417,038      18,128,654
   Shares redeemed ....................   (251,520)     (6,674,033)     (685,999)    (28,714,604)
                                          --------    ------------    ----------    ------------
   Net increase (decrease) ............   (215,985)   $ (5,690,695)     (142,381)   $ (5,331,820)
                                          ========    ============    ==========    ============
CLASS C SHARES:
Six Months ended March 31, 2008
   Shares sold ........................    244,033    $  7,062,208       593,969    $ 24,857,211
   Shares issued in reinvestment
     of distributions .................     49,809       1,484,796            --              --
   Shares redeemed ....................   (246,492)     (6,892,710)     (751,286)    (30,746,178)
                                          --------    ------------    ----------    ------------
   Net increase (decrease) ............     47,350    $  1,654,294      (157,317)   $ (5,888,967)
                                          ========    ============    ==========    ============
Year ended September 30, 2007
   Shares sold ........................    309,370    $  8,310,379       908,813    $ 37,554,639
   Shares issued on merger (Note 11)...         --              --       716,864      30,896,850
   Shares redeemed ....................   (816,939)    (21,547,078)   (1,217,586)    (50,256,500)
                                          --------    ------------    ----------    ------------
   Net increase (decrease) ............   (507,569)   $(13,236,699)      408,091    $ 18,194,989
                                          ========    ============    ==========    ============
CLASS R SHARES:
Six Months ended March 31, 2008
   Shares sold ........................                                  643,608    $ 28,782,159
   Shares issued in reinvestment
     of distributions .................                                      831          37,532
   Shares redeemed ....................                                 (473,386)    (20,871,364)
                                                                      ----------    ------------
   Net increase (decrease) ............                                  171,053    $  7,948,327
                                                                      ==========    ============
Year ended September 30, 2007
   Shares sold ........................                                  673,616    $ 29,574,369
   Shares issued on merger (Note 11)...                                  111,203       4,998,560
   Shares issued in reinvestment
     of distributions .................                                      170           7,025
   Shares redeemed ...................                                  (604,060)    (26,234,421)
                                                                      ----------    ------------
   Net increase (decrease) ............                                  180,929    $  8,345,533
                                                                      ==========    ============

                                                         Semiannual Report | 109

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (continued)

                                                                              FRANKLIN GROWTH FUND
                                                                            -------------------------
                                                                             SHARES         AMOUNT
                                                                            ---------    ------------
ADVISOR CLASS SHARES:
Six Months ended March 31, 2008
   Shares sold ........................................                       248,880    $ 10,985,188
   Shares issued in reinvestment of distributions .....                        35,629       1,618,617
   Shares redeemed ....................................                      (789,205)    (32,994,532)
                                                                            ---------    ------------
   Net increase (decrease) ............................                      (504,696)   $(20,390,727)
                                                                            =========    ============
Year ended September 30, 2007
   Shares sold ....................                                         1,295,736    $ 56,171,819
   Shares issued in reinvestment of distributions .....                        30,693       1,273,761
   Shares redeemed ....................................                      (517,639)    (22,472,830)
                                                                            ---------    ------------
   Net increase (decrease) ............................                       808,790    $ 34,972,750
                                                                            =========    ============

                                                                             FRANKLIN U.S. GOVERNMENT
                                           FRANKLIN INCOME FUND                   SECURITIES FUND
                                    ---------------------------------    -------------------------------
                                        SHARES            AMOUNT            SHARES          AMOUNT
                                    --------------    ---------------    ------------    ---------------
CLASS A SHARES:
Six Months ended March 31, 2008
   Shares sold .................     1,307,405,021    $ 3,356,355,172      76,371,257    $   497,093,915
   Shares issued in reinvestment
     of distributions ..........       549,467,229      1,421,869,331      13,335,041         86,501,262
   Shares redeemed .............    (1,261,406,414)    (3,211,472,930)    (68,770,392)      (446,322,868)
                                    --------------    ---------------    ------------    ---------------
   Net increase (decrease) .....       595,465,836    $ 1,566,751,573      20,935,906    $   137,272,309
                                    ==============    ===============    ============    ===============
Year ended September 30, 2007
   Shares sold .................     3,628,482,534    $ 9,782,378,082      89,570,006    $   572,054,399
   Shares issued in reinvestment
     of distributions ..........       571,568,447      1,528,060,841      27,176,503        173,586,391
   Shares redeemed .............    (1,607,011,948)    (4,327,948,552)   (146,074,856)      (933,863,281)
                                    --------------    ---------------    ------------    ---------------
   Net increase (decrease) .....     2,593,039,033    $ 6,982,490,371     (29,328,347)   $  (188,222,491)
                                    ==============    ===============    ============    ===============
CLASS B SHARES:
Six Months ended March 31, 2008
   Shares sold .................        16,983,803    $    43,238,360       2,350,680    $    15,315,884
   Shares issued in reinvestment
     of distributions ..........        47,166,569        121,967,553         751,851          4,869,357
   Shares redeemed .............      (110,604,417)      (280,069,981)     (6,123,294)       (39,672,430)
                                    --------------    ---------------    ------------    ---------------
   Net increase (decrease) .....       (46,454,045)   $  (114,864,068)     (3,020,763)   $   (19,487,189)
                                    ==============    ===============    ============    ===============
Year ended September 30, 2007
   Shares sold .................        26,283,586    $    70,278,655       3,616,339    $    23,020,104
   Shares issued in reinvestment
     of distributions ..........        57,504,745        152,858,061       1,811,967         11,565,622
   Shares redeemed .............      (171,972,882)      (461,113,108)    (16,362,133)      (104,390,366)
                                    --------------    ---------------    ------------    ---------------
   Net increase (decrease) .....       (88,184,551)   $  (237,976,392)    (10,933,827)   $   (69,804,640)
                                    ==============    ===============    ============    ===============

110 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (continued)

                                                                             FRANKLIN U.S. GOVERNMENT
                                           FRANKLIN INCOME FUND                SECURITIES FUND
                                     --------------------------------    -------------------------------
                                         SHARES            AMOUNT             SHARES          AMOUNT
                                     -------------    ---------------      -----------    --------------
CLASS B1 SHARES:
Six Months ended March 31, 2008
   Shares sold ....................        540,917    $     1,372,916
   Shares issued in reinvestment
     of distributions .............      4,624,249         12,012,780
   Shares redeemed ................    (20,327,641)       (52,164,532)
                                     -------------    ---------------
   Net increase (decrease) ........    (15,162,475)   $   (38,778,836)
                                     =============    ===============
Year ended September 30, 2007
   Shares sold ....................        899,431    $     2,413,953
   Shares issued in reinvestment
     of distributions .............      6,473,282         17,262,644
   Shares redeemed ................    (40,982,281)      (111,153,664)
                                     -------------    ---------------
   Net increase (decrease) ........    (33,609,568)   $   (91,477,067)
                                     =============    ===============
CLASS C SHARES:
Six Months ended March 31, 2008
   Shares sold ....................    608,430,975    $ 1,572,451,061       21,576,634    $  140,092,145
   Shares issued in reinvestment
     of distributions .............    215,565,586        562,151,212        1,112,246         7,184,513
   Shares redeemed ................   (555,200,461)    (1,422,234,316)      (8,330,694)      (53,847,671)
                                     -------------    ---------------      -----------    --------------
   Net increase (decrease) ........    268,796,100    $   712,367,957       14,358,186    $   93,428,987
                                     =============    ===============      ===========    ==============
Year ended September 30, 2007
   Shares sold ....................  1,644,870,588    $ 4,457,040,035       15,412,013    $   97,975,806
   Shares issued in reinvestment
     of distributions .............    222,758,383        598,767,427        2,096,225        13,330,712
   Shares redeemed ................   (680,795,624)    (1,844,285,532)     (17,971,749)     (114,344,289)
                                     -------------    ---------------      -----------    --------------
   Net increase (decrease) ........  1,186,833,347    $ 3,211,521,930         (463,511)   $   (3,037,771)
                                     =============    ===============      ===========    ==============
CLASS R SHARES:
Six Months ended March 31, 2008
   Shares sold ....................     29,234,086    $    74,590,735        3,941,843    $   25,610,444
   Shares issued in reinvestment
     of distributions .............      5,459,532         13,996,516          270,191         1,750,951
   Shares redeemed ................    (18,603,678)       (47,109,548)      (2,985,416)      (19,410,252)
                                     -------------    ---------------      -----------    --------------
   Net increase (decrease) ........     16,089,940    $    41,477,703        1,226,618    $    7,951,143
                                     =============    ===============      ===========    ==============
Year ended September 30, 2007
   Shares sold ....................     53,585,214    $   142,909,679        4,541,307    $   28,992,426
   Shares issued in reinvestment
     of distributions .............      5,151,276         13,638,691          540,550         3,451,439
   Shares redeemed ................    (25,079,906)       (66,875,757)      (4,480,075)      (28,589,227)
                                     -------------    ---------------      -----------    --------------
   Net increase (decrease) ........     33,656,584    $    89,672,613          601,782    $    3,854,638
                                     =============    ===============      ===========    ==============

                                                         Semiannual Report | 111

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (continued)

                                                                          FRANKLIN U.S. GOVERNMENT
                                            FRANKLIN INCOME FUND                SECURITIES FUND
                                      -------------------------------    ---------------------------
                                         SHARES           AMOUNT           SHARES         AMOUNT
                                      ------------    ---------------    ----------    -------------
ADVISOR CLASS SHARES:
Six Months ended March 31, 2008
   Shares sold .................       100,009,835    $   263,950,995    10,240,394    $  66,415,404
   Shares issued in reinvestment
     of distributions ..........       125,308,119        323,028,064     1,894,915       12,320,169
   Shares redeemed .............      (229,823,600)      (568,380,266)   (1,663,520)     (10,831,608)
                                      ------------    ---------------    ----------    -------------
   Net increase (decrease) .....        (4,505,646)   $    18,598,793    10,471,789    $  67,903,965
                                      ============    ===============    ==========    =============
Year ended September 30, 2007
   Shares sold .................       769,652,986    $ 2,071,994,710    12,993,585    $  83,208,714
   Shares issued in reinvestment
     of distributions ..........       125,446,877        334,084,120     3,251,900       20,807,294
   Shares redeemed .............      (101,321,041)      (274,940,459)   (2,877,041)     (18,435,683)
                                      ------------    ---------------    ----------    -------------
   Net increase (decrease) .....       793,778,822    $ 2,131,138,371    13,368,444    $  85,580,325
                                      ============    ===============    ==========    =============

                                                                           FRANKLIN UTILITIES FUND
                                                                         ----------------------------
                                                                           SHARES          AMOUNT
                                                                         -----------    -------------
CLASS A SHARES:
Six Months ended March 31, 2008
   Shares sold ...................................................        10,226,291    $ 147,385,057
   Shares issued in reinvestment of distributions ................         7,788,221      113,367,285
   Shares redeemed ...............................................       (13,336,049)    (189,576,191)
                                                                         -----------    -------------
   Net increase (decrease) .......................................         4,678,463    $  71,176,151
                                                                         ===========    =============
Year ended September 30, 2007
   Shares sold ...................................................        16,452,979    $ 234,790,574
   Shares issued in reinvestment of distributions ................         7,413,021      102,543,663
   Shares redeemed ...............................................       (25,346,996)    (359,175,212)
                                                                         -----------    -------------
   Net increase (decrease) .......................................        (1,480,996)   $ (21,840,975)
                                                                         ===========    =============
CLASS B SHARES:
Six Months ended March 31, 2008
   Shares sold ...................................................           347,688    $   5,023,143
   Shares issued in reinvestment of distributions ................           326,338        4,757,365
   Shares redeemed ...............................................          (844,659)     (12,029,818)
                                                                         -----------    -------------
   Net increase (decrease) .......................................          (170,633)   $  (2,249,310)
                                                                         ===========    =============
Year ended September 30, 2007
   Shares sold ...................................................           350,265    $   4,952,986
   Shares issued in reinvestment of distributions ................           336,830        4,638,541
   Shares redeemed ...............................................        (2,318,432)     (32,950,060)
                                                                         -----------    -------------
   Net increase (decrease) .......................................        (1,631,337)   $ (23,358,533)
                                                                         ===========    =============
CLASS C SHARES:
Six Months ended March 31, 2008
   Shares sold ....................                                        2,841,918    $  40,725,798
   Shares issued in reinvestment of distributions ................         1,053,316       15,319,573
   Shares redeemed ...............................................        (3,225,118)     (45,483,745)
                                                                         -----------    -------------
   Net increase (decrease) .......................................           670,116    $  10,561,626
                                                                         ===========    =============

112 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (continued)

                                                                     FRANKLIN UTILITIES FUND
                                                                   ----------------------------
                                                                      SHARES         AMOUNT
                                                                   -----------   --------------
CLASS C SHARES: (continued)
Year ended September 30, 2007
    Shares sold .............................................        4,165,031   $   59,095,738
    Shares issued in reinvestment of distributions ..........          944,817       12,995,547
    Shares redeemed .........................................       (6,325,289)     (89,769,959)
                                                                   -----------   --------------
    Net increase (decrease)..................................       (1,215,441)   $ (17,678,674)
                                                                   ===========   ==============
CLASS R SHARES:
Six Months ended March 31, 2008
    Shares sold .............................................          918,548   $   13,173,516
    Shares issued in reinvestment of distributions...........          183,342        2,663,151
    Shares redeemed .........................................         (854,028)     (12,251,299)
                                                                   -----------   --------------
    Net increase (decrease) .................................          247,862   $    3,585,368
                                                                   ===========   ==============
Year ended September 30, 2007
    Shares sold .............................................        1,804,789   $   25,896,475
    Shares issued in reinvestment of distributions ..........          144,680        2,003,404
    Shares redeemed .........................................       (1,227,664)     (17,432,776)
                                                                   -----------   --------------
    Net increase (decrease) .................................          721,805   $   10,467,103
                                                                   ===========   ==============
ADVISOR CLASS SHARES:
Six Months ended March 31, 2008
    Shares sold .............................................        2,381,829   $   35,219,994
    Shares issued in reinvestment of distributions...........          327,428        4,784,952
    Shares redeemed .........................................       (2,713,278)     (36,789,271)
                                                                   -----------   --------------
    Net increase (decrease) .................................           (4,021)  $    3,215,675
                                                                   ===========   ==============
Year ended September 30, 2007
    Shares sold .............................................        2,917,605   $   42,109,228
    Shares issued in reinvestment of distributions...........          339,912        4,731,472
    Shares redeemed .........................................       (5,286,535)     (74,395,229)
                                                                   -----------   --------------
    Net increase (decrease) .................................       (2,029,018)  $  (27,554,529)
                                                                   ===========   ==============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                         AFFILIATION
----------------------------------------------------------------   ----------------------
Franklin Advisers, Inc. (Advisers)                                 Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)   Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)      Transfer agent

                                                         Semiannual Report | 113

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (continued)

a. MANAGEMENT FEES

Effective January 1, 2008, the Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
      0.625%          Up to and including $100 million
      0.500%          Over $100 million, up to and including $250 million
      0.450%          Over $250 million, up to and including $7.5 billion
      0.440%          Over $7.5 billion, up to and including $10 billion
      0.430%          Over $10 billion, up to and including $12.5 billion
      0.420%          Over $12.5 billion, up to and including $15 billion
      0.400%          Over $15 billion, up to and including $17.5 billion
      0.380%          Over $17.5 billion, up to and including $20 billion
      0.360%          Over $20 billion, up to and including $35 billion
      0.355%          Over $35 billion, up to and including $50 billion
      0.350%          Over $50 billion, up to and including $65 billion
      0.345%          Over $65 billion, up to and including $80 billion
      0.340%          In excess of $80 billion

Effective January 1, 2008, the Franklin DynaTech Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers, and the Franklin Growth Fund pays an investment management fee to Investment Advisory, based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           In excess of $50 billion

114 | Semiannual Report

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (continued)

a. MANAGEMENT FEES (continued)

Prior to January 1, 2008, the Funds, except Franklin Growth Fund, paid fees to Advisers, and the Franklin Growth Fund paid fees to Investment Advisory, based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   -----------------------------------------------------
     0.625%           Up to and including $100 million
     0.500%           Over $100 million, up to and including $250 million
     0.450%           Over $250 million, up to and including $7.5 billion
     0.440%           Over $7.5 billion, up to and including $10 billion
     0.430%           Over $10 billion, up to and including $12.5 billion
     0.420%           Over $12.5 billion, up to and including $15 billion
     0.400%           Over $15 billion, up to and including $17.5 billion
     0.380%           Over $17.5 billion, up to and including $20 billion
     0.360%           Over $20 billion, up to and including $35 billion
     0.355%           Over $35 billion, up to and including $50 billion
     0.350%           In excess of $50 billion

b. ADMINISTRATIVE FEES

Under an agreement with Advisers and Investment Advisory, FT Services provides administrative services to the Funds. The fee is paid by Advisers and Investment Advisory based on average daily net assets, and is not an additional expense of the Funds.

c. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                              FRANKLIN
                         FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                         DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                           FUND       FUND       FUND           FUND           FUND
                         --------   --------   --------   ---------------   ---------
Reimbursement Plans:
    Class A .........      0.25%      0.25%      0.15%         0.15%           0.15%

                                                         Semiannual Report | 115

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (continued)

c. DISTRIBUTION FEES (continued)

                                                            FRANKLIN
                       FRANKLIN   FRANKLIN   FRANKLIN   U.S. GOVERNMENT    FRANKLIN
                       DYNATECH    GROWTH     INCOME       SECURITIES     UTILITIES
                         FUND       FUND       FUND           FUND           FUND
                       --------   --------   --------   ---------------   ---------
Compensation Plans:
    Class B.........      1.00%     1.00%      1.00%         0.65%           0.65%
    Class B1........        --        --       0.65%           --              --
    Class C.........      1.00%     1.00%      0.65%         0.65%           0.65%
    Class R.........        --      0.50%      0.50%         0.50%           0.50%

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                  FRANKLIN    FRANKLIN     FRANKLIN
                                                  DYNATECH     GROWTH       INCOME
                                                    FUND        FUND         FUND
                                                  --------   ---------   -----------
Sales charges retained net of commissions
    paid to unaffiliated broker/dealers.......    $ 40,655   $ 495,154   $ 8,464,347
Contingent deferred sales charges retained....    $  9,267   $  54,621   $ 3,541,545

                                                        FRANKLIN U.S.
                                                         GOVERNMENT     FRANKLIN
                                                         SECURITIES     UTILITIES
                                                            FUND          FUND
                                                        -------------   ---------
Sales charges retained net of commissions
    paid to unaffiliated broker/dealers.......            $ 490,655     $ 222,623
Contingent deferred sales charges retained....            $ 180,511     $  54,008

e. TRANSFER AGENT FEES

For the period ended March 31, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                  FRANKLIN     FRANKLIN       FRANKLIN
                                  DYNATECH      GROWTH         INCOME
                                    FUND         FUND           FUND
                                 ---------   -----------   -------------
Transfer agent fees.......       $ 420,535   $ 1,693,220   $  11,300,322

                                                 FRANKLIN
                                             U.S. GOVERNMENT    FRANKLIN
                                                SECURITIES     UTILITIES
                                                   FUND           FUND
                                             ---------------   ---------
Transfer agent fees.......                   $    2,704,352    $ 971,478

116 | Semiannual Report

Franklin Custodian Funds

4.  EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5.  INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2007, the capital loss carryforwards were as follows:

                                                                             FRANKLIN
                                            FRANKLIN                      U.S. GOVERNMENT
                                            DYNATECH        FRANKLIN        SECURITIES
                                              FUND        GROWTH FUND          FUND
                                          -----------   ---------------   ---------------
Capital loss carryforwards expiring in:
  2008................................    $        --    $          --    $  21,105,846
  2009................................             --               --       46,256,951
  2010................................             --               --       11,768,551
  2011................................             --       70,730,110       33,556,845
  2012................................             --       39,052,129      129,102,166
  2013................................      1,854,237               --       74,283,298
  2014................................             --               --       47,763,112
  2015................................             --               --       28,034,940
                                          -----------    -------------    -------------
                                          $ 1,854,237    $ 109,782,239    $ 391,871,709
                                          ===========    =============    =============

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2007, the Franklin U.S. Government Securities Fund deferred realized capital losses of $17,825,714. At September 30, 2007, the Franklin DynaTech Fund, Franklin Growth Fund and Franklin Income Fund deferred realized currency losses of $2,421, $11,158, and $73,767, respectively.

At March 31, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                     FRANKLIN         FRANKLIN           FRANKLIN
                                                  DYNATECH FUND     GROWTH FUND        INCOME FUND
                                                  -------------   ---------------   -----------------
Cost of investments............................   $ 299,352,951   $ 1,130,127,816   $  56,878,754,746
                                                  -------------   ---------------   -----------------
Unrealized appreciation........................   $ 241,245,345   $ 1,552,289,402   $   4,237,575,363
Unrealized depreciation........................      (6,290,410)      (47,356,621)     (4,877,101,719)
                                                  -------------   ---------------   -----------------
Net unrealized appreciation (depreciation).....   $ 234,954,935   $ 1,504,932,781   $    (639,526,356)
                                                  =============   ===============   =================

                                                         Semiannual Report | 117

Franklin Custodian Funds

 5.  INCOME TAXES (continued)

                                                       FRANKLIN
                                                    U.S. GOVERNMENT       FRANKLIN
                                                      SECURITIES         UTILITIES
                                                         FUND               FUND
                                                    ---------------   ----------------
Cost of investments............................     $ 6,682,003,895   $ 1,741,182,648
                                                    ---------------   ---------------
Unrealized appreciation........................     $   113,647,631   $   922,574,735
Unrealized depreciation........................          (6,512,095)      (39,313,010)
                                                    ---------------   ---------------
Net unrealized appreciation (depreciation).....     $   107,135,536   $   883,261,725
                                                    ===============   ===============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, payments-in-kind and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2008, were as follows:

                                  FRANKLIN        FRANKLIN         FRANKLIN
                               DYNATECH FUND    GROWTH FUND       INCOME FUND
                               -------------   -------------   ----------------
Purchases.............         $ 129,005,183   $ 149,410,771   $ 14,770,611,578
Sales.................         $ 176,448,117   $ 118,196,320   $ 12,798,447,901

                                              FRANKLIN
                                          U.S. GOVERNMENT      FRANKLIN
                                          SECURITIES FUND   UTILITIES FUND
                                          ---------------   --------------
Purchases.............                     $ 820,055,484    $ 161,932,870
Sales.................                     $ 516,876,658    $ 194,319,180

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

118 | Semiannual Report

FRANKLIN CUSTODIAN FUNDS

8.  CREDIT RISK

The Franklin Income Fund has 43.5% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2008, unfunded commitments were as follows:

                                 UNFUNDED
                                COMMITMENT
                                -----------
BORROWER
Bausch and Lomb Inc., .......   $ 4,390,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the period ended March 31, 2008, were as shown below.

                               NUMBER OF                              NUMBER OF
                                 SHARES                                SHARES                                           REALIZED
                                HELD AT                                HELD AT            VALUE                          CAPITAL
                               BEGINNING      GROSS        GROSS         END             AT END         INVESTMENT        GAIN
NAME OF ISSUER                 OF PERIOD    ADDITIONS   REDUCTIONS    OF PERIOD         OF PERIOD          INCOME        (LOSS)
----------------------------  -----------   ---------   ----------   -----------    -----------------   ------------  ------------
FRANKLIN INCOME FUND
NON-CONTROLLED AFFILIATES
Ameren Corp. ...............   12,500,000          --           --   12,500,000     $   550,500,000     $ 15,875,000  $         --
Canadian Oil Sands Trust ...   25,770,600          --      770,600   25,000,000       1,010,814,496       28,733,216    29,211,741
PG&E Corp. .................   12,000,000   7,000,000           --   19,000,000         699,580,000       11,730,000            --
Pinnacle West Capital
    Corp. ..................    5,500,000          --           --    5,500,000         192,940,000        5,775,000            --
Public Service Enterprise
    Group Inc. .............   13,500,000          --    3,500,000   20,000,000 (a)              -- (b)   12,300,000   101,691,494
Puget Energy Inc. ..........    7,500,000          --           --    7,500,000         194,025,000        3,750,000            --
                                                                                    ---------------     ------------  ------------
        TOTAL AFFILIATED SECURITIES (4.67%of Net Assets) .......................    $ 2,647,859,496     $ 78,163,216  $130,903,235
                                                                                    ===============     ============  ============

(a) Reflects a 2:1 stock split during the period.
(b) As of March 31, 2008, no longer an affiliate.

                                                         Semiannual Report | 119

Franklin Custodian Funds

11. MERGER

On June 15, 2007, the Franklin Growth Fund acquired the net assets of the Franklin Blue Chip Fund pursuant to a plan of reorganization approved by the Franklin Blue Chip Fund's shareholders. The merger was accomplished by a tax-free exchange of 3,043,797 shares of Class A, 417,038 shares of Class B, 716,864 shares of Class C and 111,203 shares of Class R of the Franklin Growth Fund (valued at $45.28, $43.47, $43.10 and $44.95, respectively) for the net assets of the Franklin Blue Chip Fund which aggregated $191,847,199, and includes $49,120,531 of unrealized appreciation (depreciation). The combined net assets of the Franklin Growth Fund immediately after the merger were $2,955,373,004.

12. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On October 17, 2006, the Board of Directors approved an Agreement and Plan of Reorganization (Agreement) whereby the Franklin Custodian Funds, Inc. would be reorganized and its domicile changed from a Maryland corporation to a Delaware statutory trust. In connection with these changes, the Trust's name was also changed to Franklin Custodian Funds, formerly known as the Franklin Custodian Funds, Inc. On April 11, 2007, shareholders of the Franklin Custodian Funds approved the agreement. The reorganization became effective on February 1, 2008.

13. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the U.S. Securities and Exchange Commission (SEC), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (marketing support), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the Company), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On May 9, 2008, the SEC approved a final plan of distribution for the Company's market timing settlement. Disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

120 | Semiannual Report

Franklin Custodian Funds

13. REGULATORY AND LITIGATION MATTERS (continued)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

14. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" (FIN 48), on March 31, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds have reviewed the tax positions for each of the three open tax years as of September 30, 2007 and have determined that the implementation of FIN 48 did not have a material impact on the Funds' financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.

                                                         Semiannual Report | 121

Franklin Custodian Funds

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds comprising Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin

122 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares during 2007 and the previous 10-year period ended December 31, 2007, in comparison with a performance universe selected by Lipper. Investment performance was shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

FRANKLIN DYNATECH FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. The Fund's Lipper report showed its total return during 2007 to be in the highest quintile of such performance universe, and on an annualized basis to be in the second-highest quintile of such universe for the previous three- and 10-year periods, and the second-lowest quintile for the previous five-year period. The Board expressed satisfaction with such performance.

                                                         Semiannual Report | 123

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

FRANKLIN GROWTH FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Fund's Lipper report showed its total return during 2007 ranked it in the upper half of its performance universe and its total return on an annualized basis ranked it in the second-highest quintile of such universe during each of the previous three- and five-year periods and the middle quintile of such universe for the previous 10-year period. The Board found such performance acceptable.

FRANKLIN INCOME FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Fund's Lipper report showed its income return during 2007 and for each of the previous 10 years was in the highest quintile of this performance universe. The Fund's total return as shown in such report during 2007 was in the middle quintile of it performance universe, while being in the highest quintile of such universe on an annualized basis during each of the previous three-, five- and 10-year periods. The Board expressed satisfaction with such performance.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its income return during 2007 was in the second-highest quintile of such universe and during each of the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of such performance universe. The Fund's total return, as shown in such report, was in the second-highest quintile of its performance universe during 2007, and on an annualized basis was in the middle quintile of such universe for the previous three- and five-year periods, and the second-highest quintile of such universe for the previous 10-year period. The Board expressed satisfaction with such performance.

FRANKLIN UTILITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's Lipper report showed its income return during 2007, as well as during each of the previous three-, five- and 10-year periods on an annualized basis was in the highest quintile of such performance universe. The Fund's total return during 2007 placed it in the lowest quintile of its performance universe, and on an annualized basis placed it in the lowest, second-lowest and middle quintile of its performance universe during the previous three-, five- and 10-year periods, respectively. The Board found such performance to be consistent with the Fund's investment emphasis on regulated electric utilities and noted that its 2007 total return exceeded 16% as shown in such Lipper report.

124 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under each Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for each of Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund was in the least expensive quintile of its respective Lipper expense group, for Franklin Income Fund was in the second least expensive quintile of its Lipper expense group, and for Franklin U.S. Government Securities Fund, was less than five basis points above the median of its Lipper expense group. The actual total expenses for all the Funds were in the least expensive quintiles of their respective Lipper expense groups. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds,

                                                         Semiannual Report | 125

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (continued)

as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter for each subsequent $2.5 billion of assets until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. It was noted that new or reduced breakpoints in the fee structure for all Funds at the $7.5 billion and $10 billion asset levels and in the fee structure for Franklin Income and Franklin Utilities Funds at the $65 billion and $80 billion levels had been authorized by the Trustees at a Board meeting held December 3, 2007, and had become effective January 1, 2008. In discussing such overall fee structure, management noted that the asset sizes of all Funds were beneath their last breakpoint levels and stated its view that such fee structures reach a relatively low rate quickly reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

126 | Semiannual Report

Franklin Custodian Funds

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

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SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CUSTODIAN FUNDS

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are John B. Wilson and he is independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANGERS OF CLOSE-END MANAGEMENT INVESTMENT COMPANIES.
N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  May 27, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  May 27, 2008